UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Danielle Sieverling

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bryan Chegwidden, Esq.

Ropes & Gray, LLP

1211 Avenue of the Americas

New York, NY 10036-8704

(Name and addresses of agent for service)

Registrant’s telephone number, including area code: (703) 907-5993

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1.	Reports to Stockholders.

Semi-Annual Report

June 30, 2017

Our Funds

Daily Income Fund (HDIXX)

Short-Term Government Securities Fund (HOSGX)

Short-Term Bond Fund (HOSBX)

Stock Index Fund (HSTIX)

Value Fund (HOVLX)

Growth Fund (HNASX)

Small-Company Stock Fund (HSCSX)

International Equity Fund (HISIX)

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s). The views expressed are those of the portfolio manager(s) on July 17, 2017, for each fund as of June 30, 2017. Since that date, those views might have changed. The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trend and governmental regulations on the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

Past performance does not guarantee future results.

Investors are advised to consider fund objectives, risks, charges and expenses before investing. The prospectus contains this and other information and should be read carefully before you invest. To obtain a prospectus, call 800.258.3030 or download a PDF at homesteadfunds.com.

President’s Letter

2017 Semi-Annual Report

July 17, 2017

Dear Shareholders:

Stock markets continued their upward trajectory in the first half of the year, building on an eight-year trend line. The S&P 500 and Dow Jones Industrial Average stock indexes touched new highs in late June before pulling back slightly. Shares rallied on strong earnings reports and seemed unfazed by increasing political uncertainty, which further clouded the outlook for tax reform and other pro-growth initiatives.

The first half of the year also brought continued signs of improving economic activity in the U.S. and abroad, including further declines in the unemployment rate and slow but steady increases in gross domestic product (GDP). The Federal Reserve remained on a course to gradually bring interest rates back to normal levels and raised its target for overnight deposits in March and again in June. Short-term interest rates rose in line with the federal funds rate, but longer-term interest rates softened as growth and inflation outlooks moderated.

As you’ll read in the letters that follow, our portfolio managers currently view equity valuations as somewhat stretched relative to historical averages, and this could reign in stocks’ ability to make significant further progress in the second half of the year. Another caution flag and theme reinforced in our portfolio managers’ commentary is implementation risk. The prospect of easing regulatory burdens, lower tax rates and other pro-business changes have been helping to propel the market forward, but the administration has so far struggled to make good on its plans. With stocks currently trading at what we believe to be premium prices, we expect the equity markets will need to see continued earnings and revenue growth and some progress in the pro-growth policy initiatives championed by the administration in order to move substantially higher in the second half of 2017.

Investing is a long-term proposition. If you have a balanced portfolio crafted for your risk tolerance and time horizon, we believe you shouldn’t be overly concerned about short-term volatility. But sometimes emotions cloud the long-term view. If this happens, remember that our on-staff financial planners are available to listen and offer guidance.

We appreciate your continued trust and investment. Please read ahead for more on our portfolio managers’ strategies and the impact of their decisions on fund performance.

Sincerely,

Stephen J. Kaszynski

Director, President and CEO

Homestead Funds

Stephen Kaszynski, CFA

Director, President and CEO

Daily Income Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Performance

The Daily Income Fund earned an annualized return of 0.04 percent for the first half of 2017. The seven-day current annualized yield was 0.18 percent on June 30, 2017, considerably above the 0.01 percent on December 31, 2016. Interest income for the fund is netted against operating expenses. With the Federal Reserve raising the federal funds rate band to between 1.00 percent and 1.25 percent in June 2017, the Daily Income Fund was able to earn enough interest income (which is the only component of return in a money market fund) to cover all of its expenses and provide income to its shareholders without relying on RE Advisers’ voluntary fee waiver to assist the fund in maintaining a positive yield.

Market Conditions

The U.S. economy continued to improve in 2017 as the year progressed. After an unexpectedly soft 1.2 percent rise in gross domestic product (GDP) in the first quarter of 2017, the general consensus among economists is for GDP to rise at an annual rate of approximately 2.5 percent in the second quarter of 2017. In addition, despite changes to the political landscape, Fed forecasts still indicate only a relatively modest 2.2 percent gain in GDP for all of 2017.

Although the Fed’s analysis of the data suggests moderate overall economic expansion since the beginning of the year, specific issues remain. On the positive side, household spending has picked up in recent months and business fixed investment continued to improve. Several labor market measurements during the first half of 2017 continued to show sustained improvement: initial jobless claims fell below 275,000, continuing claims dropped to less than 2.1 million and the unemployment rate declined to under 4.5 percent. However, wage gains were relatively tepid at approximately 2.5 percent, with much of this caused by almost nonexistent growth in labor productivity. In our view, an improvement in productivity will be essential to economic growth in general, and wage gains in particular. On a 12-month basis, inflation (even excluding food and energy prices) has declined and is expected to remain below the Federal Open Market Committee’s (FOMC, the Fed’s policy-making body) objective of 2 percent in the near term but stabilize around that 2 percent objective in the medium term.

Investment Advisor: RE Advisers

Marc Johnston, CFP, ChFC, CAIA Money Market Portfolio Manager BA, General Arts, Villanova University; MBA, Northeastern University

Outlook

The FOMC raised its target for the federal funds rate to between 1.00 percent and 1.25 percent in June 2017, but investors are unsure of the timing and magnitude of future rate hikes given the new political and economic environment. Forecasts by the Fed after the rate hike in December 2016 for the number of increases in 2017 indicated four hikes. However, this was before the Fed unexpectedly announced in June how it plans to unwind its $4.5 trillion balance sheet and the proposed start date of this reduction process. These details have slightly altered the market’s expectation for the FOMC’s future actions. Now, markets expect the third and last rate hike in this tightening cycle to occur in December, bringing the federal funds rate to between 1.25 percent and 1.5 percent.

As we have said in the past, only time will tell how many rate hikes the economy and markets will support. Assuming moderate growth in the U.S. economy, continued improvement in labor markets, stability in financial markets and a steepening (as opposed to flattening) yield curve, we believe that we are most likely to see a continued normalization of interest rates in 2017 and 2018. However, with the FOMC being the very cautious decision maker that it is, we expect that the timing and size of interest rate increases and the portfolio unwinding process will remain very much dependent upon the data and the stability of the situation at the time.

The timing of this continued interest rate normalization process notwithstanding, investors in money market funds such as the Daily Income Fund are finally beginning to see income on their investment as the Fed has allowed short-term rates to rise to higher levels.

2	Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 06/30/17)

	1 YR %	5 YR %	10 YR %
Daily Income Fund	0.02	0.01	0.48

Yield
Annualized 7-day current yield quoted 06/30/17	0.18%

Security Diversification

	% of Total Investments
	as of 12/31/16	as of 06/30/17
U.S. government agencies	59.1	60.9
U.S. Treasuries	22.7	24.7
Short-term and other assets	18.2	14.4
Total	100.0%	100.0%

Maturity

	as of 12/31/16	as of 06/30/17
Average Weighted Maturity	43 days	45 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Daily Income Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee and/or reimbursed fund expenses during the periods shown. Had the advisor not done so, the fund’s total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	3

Short-Term Government Securities Fund

Performance Evaluation  |  Prepared by the Funds’ Investment Advisor, RE Advisers Corporation

Performance

The Short-Term Government Securities Fund returned 0.73 percent for the first half of 2017, closely tracking its benchmark index, the BofA Merrill Lynch 1-5 Year U.S. Treasury Index, which returned 0.75 percent.

The fund maintained and benefited from overall lower interest rate exposure relative to the benchmark throughout the period. Additionally, the fund’s allocation to out-of-benchmark issuers in the corporate sector through issuers guaranteed by the Export-Import Bank of the U.S., and FDIC guaranteed certificates of deposit, contributed positively during the period.

The fund added holdings in short-term amortizing asset-backed securities and the corporate sector through high-quality issuers with a preference for floating rate securities. We believe that floating rate securities provide a natural hedge in the current rising interest rate environment.

Market Conditions

The Federal Open Market Committee (FOMC), the Federal Reserve’s policy-making committee, continued the gradual pace of rate increases, delivering two rate hikes during the reporting period. The labor market has continued to strengthen with the unemployment rate improving to 4.4 percent at the end of June from 4.7 percent at the end of 2016. Economic activity, as measured by real gross domestic product (GDP), continued to grow modestly at about 2 percent during the reporting period. Household spending has picked up, and business fixed investment continued to expand on the back of continued optimism for new fiscal policies from the Trump administration. However, monetary policy has also remained accommodative since inflation remained somewhat below the Fed’s long-term goal of 2 percent. The latest reading on core personal consumption expenditures (PCE) stood at 1.39 percent at the end of May 2017, down from 1.74 percent at the end of 2016. The FOMC expects inflation to stabilize around its 2 percent objective over the medium term.

The FOMC announced during the June meeting that it expects to begin a process for drawing down its balance sheet this year, following years of bond buying to support the weak economy. The FOMC plans to normalize its balance sheet by trimming reinvestments in Treasuries at a rate of $6 billion per month initially and mortgage-backed securities at $4 billion per month. That combined $10 billion monthly cap would be increased in increments of $10 billion at three-month intervals over 12 months until it reaches a total of $50 billion per month. By reducing holdings in a gradual and predictable manner, the Fed seeks to avoid potential market disruption.

During the first quarter of 2017, risk assets continued to rally after Donald Trump’s inauguration on January 20. The new administration took steps to roll back rules and laws implemented during President Obama’s tenure with a goal of increasing economic activity. This included a push to repeal the Dodd-Frank Act and approval of the Keystone XL pipeline. However, controversy surrounding the election and Russia’s potential involvement have distracted and slowed the pace in which the new administration has been able to agree on tax reform, new trade policies and infrastructure spending to drive higher growth.

Outlook

The economy remains on solid footing and we believe it should continue to expand at a moderate pace. Measures of business and consumer confidence remain near highs during this economic cycle. The Fed’s outlook for the labor market has been positive, and we expect further gains in the near term. Wage growth remains stuck in the mid-2-percent area as of June 2017, much less than the 3 percent expansion of the 2000s. According to its June 2017 statement, the FOMC expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate but confirmed that policy decisions will ultimately depend on the economic outlook as informed by incoming data.

On the fiscal side, we expect that President Trump’s administration will be able to deliver on some of its policy reforms and that this will eventually help drive growth above 2 percent. Nevertheless, in our view, there are also downside risks associated with any significant distractions stemming from the Russia investigation. We continue to maintain the fund’s duration below the benchmark’s, as we believe interest rates remain too low and the economy continues to perform at a stable pace.

4	Performance Evaluation

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 06/30/17)

	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	–0.35	0.58	1.95
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	–0.53	0.87	2.65

Security Diversification

	% of Total Investments
	as of 12/31/16	as of 06/30/17
Corporate bonds-government guaranteed*	32.4	30.0
U.S. government agencies	35.8	29.5
U.S. Treasuries	19.8	19.0
Corporate bonds-other*	0.7	6.9
Certificates of deposit*	4.9	4.3
Mortgage-backed securities	3.9	3.4
Asset-backed securities	1.1	3.0
Municipal bonds	—	0.3
Short-term and other assets	1.4	3.6
Total	100.0%	100.0%

*	Labeled as corporate bonds in prior reports.

Maturity

	as of 12/31/16	as of 06/30/17
Average Weighted Maturity	2.23	1.96

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on June 30, 2007.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Security Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund’s total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	5

Short-Term Bond Fund

Performance Evaluation  |  Prepared by the Funds’ Investment Advisor, RE Advisers Corporation

Performance

For the first half of 2017, the Short-Term Bond Fund had a total return of 1.20 percent, exceeding its benchmark, the BofA Merrill Lynch 1-5 Year Corporate/Government Index, which returned 1.11 percent. The primary contributor of the fund’s outperformance was its substantial credit exposure relative to the benchmark.

All of the sectors comprising the fund’s portfolio had positive returns during the first half of 2017 with the asset-backed sector in particular generating very strong returns. The weakest sector was municipals, primarily a result of the noticeable decline in market value of the fund’s two positions in the Puerto Rico Sales Tax Financing Corp., a credit that has become embroiled in the Title III filing by the Commonwealth of Puerto Rico on May 3, 2017, after creditor negotiations failed.

Positions were added in all sectors except mortgages, with a special focus in the asset-backed sector using automobile and personal loan senior structures. The fund added to its holdings of municipals, utilizing both insured and corporate-backed issues, and high-quality finance names with a particular bias toward insurance-company guaranteed investment contracts. Positions in short-term U.S. Treasury securities were liquidated and proceeds were reinvested in higher-yielding commercial paper.

Market Conditions

The November 2016 presidential election of Donald Trump sparked a surge in bond yields as growth and inflationary expectations soared, but the market started 2017 with relative calm as the news was more fully digested. While Federal Reserve rhetoric suggested the possibility of four rate hikes in 2017, the market never bought the argument until late February when multiple Fed officials convinced investors that the March Federal Open Market Committee (FOMC) meeting was a “live” meeting that could indeed result in a rate hike. Yields rose in anticipation of the meeting, but then gradually trended lower as the quarter rolled on. Commodity weakness, softer economic numbers and a lack of wage pressures convinced the market that the Fed’s peak target for short-term interest rates would fall short of its own projections, resulting in a general flattening of the yield curve. Late in the quarter, however, yields started to ratchet higher as Fed rhetoric not only remained “hawkish” but also was joined by the European Central Bank (ECB) in late June when ECB President Mario Draghi hinted the ECB might start winding down its stimulus in response to accelerating growth in Europe.

Credit performed well in the first half of 2017, as a combination of generally positive earnings news, still low interest rates and massive investor demand essentially put a floor under the market. For the first half of the year, the Barclays Investment Grade Credit Index narrowed by 15 basis points, ending the month of June at the tightest credit spreads of the year.

The U.S. economy’s gross domestic product (GDP) increased 2.1 percent for the year ended March 31, 2017. In spite of still modest economic growth, labor markets continued to improve. The June unemployment rate fell to 4.4 percent from 4.7 percent in December, and an average of 180,000 non-farm payrolls were added monthly. Yet wages rose by only 2.5 percent in the year ended June 30, 2017, down from 2.6 percent one year earlier. While the headline Consumer Price Index (CPI) rose at an annual rate of 1.6 percent for the year ended June 30, 2017, as compared with 1 percent for the year earlier, the Fed’s preferred inflation measure, the PCE Core Price Index, rose 1.39 percent for the year ended May 31, 2017, down from 1.64 percent 12 months earlier. Manufacturing remained firm, with the ISM Manufacturing Purchasing Managers Index averaging 56.4 for the first six months of 2017 as compared with 51.5 for the second half of 2016. Industrial production rose 2 percent in the year ended June 30, 2017, bouncing back from the prior year’s 0.8 percent decline.

Outlook

As of this writing, bond yields are once again dipping on somewhat softer economic data—the June CPI and retail sales reports—less than 48 hours after Fed Chair Janet Yellen delivered a “dovish” Humphrey-Hawkins testimony to Congress, and Fed funds futures are suggesting no further rate hikes in 2017. One could argue there is sufficient bad news to support that view: crude oil has not been able to sustain a rally; wages have been stagnant; and Washington has not been able to deliver on promises to pass a health care reform bill, lower taxes, or boost infrastructure spending. In our opinion, this leaves little margin for error should Washington surprise on the upside. Also as of this writing, the S&P 500 is hitting an all-time high, perhaps not just because the probability of rising interest rates has abated for now, but also because better growth is seen down the road.

Our view remains that the Fed’s tightening cycle will continue in a somewhat methodical fashion. With bonds leaving little room for positive economic data, we believe it remains prudent to keep the fund’s duration short relative to the benchmark.

6	Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 06/30/17)

	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	1.21	1.78	3.32
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	0.13	1.37	3.00

Security Diversification

	% of Total Investments
	as of 12/31/16	as of 06/30/17
Corporate bonds	33.4	31.4
Municipal bonds	20.3	22.0
Asset-backed securities	22.6	20.5
Yankee bonds	13.3	12.2
U.S. government obligations	5.5	2.7
Mortgage-backed securities	2.6	2.2
Certificates of deposit*	0.5	0.5
Short-term and other assets	1.8	8.5
Total	100.0%	100.0%

*	Labeled as corporate bonds in prior reports.

Maturity

	as of 12/31/16	as of 06/30/17
Average Weighted Maturity	1.94	1.79

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on June 30, 2007.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	7

Stock Index Fund

Performance Evaluation  |  Prepared by the Master Portfolio’s Investment Advisor, BlackRock Fund Advisors

Performance

For the six months ended June 30, 2017, the U.S. large-cap market metric and the fund’s benchmark, the S&P 500 Stock Index, gained 9.34 percent. The Stock Index Fund’s 9.06 percent return closely tracked the index’s. The S&P 500 Stock Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the U.S.

During the six-month period, as changes were made to the composition of the S&P 500 Index, the Master Portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the index.

Market Conditions

The reflation trade in the U.S. continued to gain steam in the first quarter of the year. Macro data highlighted continued economic growth and a strengthening labor market, which supported the Federal Reserve’s decision to increase the federal funds rate by 25 basis points (0.25 percent) in March. The Fed’s summary of economic projections indicated that it will maintain a gradual pace of tightening should current economic trends continue.

Expectations of the new administration’s policies also boosted market sentiment, sending several U.S. equity indices to record highs. The inauguration of President Trump in late January stoked risk-on appetite, as pledges of tax relief and increased fiscal spending were supportive of cyclical stocks. However, the final weeks of the first quarter of 2017 saw some profit taking as investor optimism waned after the failed attempt to repeal the Affordable Care Act called into question whether the new administration will be able to push through further reforms in 2017. Despite these setbacks, U.S. equities finished the quarter strong and the 10-year Treasury yield added 31 basis points in the quarter.

The S&P 500 Stock Index hit an all-time high in June amid a strong overall second quarter, but appreciated at a slower rate than in the first quarter as political risk and high valuation metrics influenced investor sentiment.

The health care sector contributed the most to the S&P 500 Index’s return during the second quarter. The sector benefited from positive investor sentiment on industry prospects following the House passing the Republican’s health care reform bill, as well as a leaked draft of an executive order relaxing drug price regulations being made public. The financial sector was the second largest contributor to return during the second quarter, benefiting from positive stress test results, the Fed June rate hike, and the House passage of the Financial Choice Act, intended to roll back some provisions of the Dodd-Frank Act.

The technology sector also performed strongly. Facebook, Apple, Amazon, Netflix, Google (FAANG) and semiconductor companies performed strongly throughout most of the quarter before some late-quarter profit-taking and valuation concerns.

Subtracting the most from the overall index return in the second quarter was the telecommunication sector. Telecommunication stocks weighed on the index, as the industry faced industry pressures, which weighed on earnings releases and sell-side forecasts. The energy sector was also a detractor. Surging U.S. production levels and swelling inventories overshadowed efforts made by the Organization of Petroleum Exporting Countries (OPEC) to stabilize crude oil. OPEC’s agreement in late May to extend the duration of its crude output cut was unable to support the market—the price of a barrel of West Texas Intermediate crude oil fell 8.9 percent in the quarter, which weighed particularly heavily on upstream energy companies.

Political risk was a headwind to U.S. equities during the second quarter. President Trump’s firing of FBI Director James Comey on May 9 and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials were an enduring source of negative market sentiment. The largest single day fall of the S&P 500 in the second quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and FBI Director Comey on May 17.

Although the Fed continued with monetary policy normalization, the yield on the 10-year U.S. Treasury compressed by nine basis points to 2.31 percent in the quarter. The Fed increased the federal funds rate by 25 basis points at the June meeting, to between 1 percent and 1.25 percent, citing strength in the labor market and business spending, despite relatively weak inflation trends throughout the quarter.

The strongest returns in the S&P 500 Index in the second quarter came from health care (+7.10 percent). Increases were seen across most sectors, with notable results in industrials (+4.73 percent), financials (4.25 percent) and information technology (+4.14 percent). In contrast, negative results came from telecommunication services (–7.05 percent) and energy (–6.36 percent).

8	Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 06/30/17)

	1 YR %	5 YR %	10 YR %
Stock Index Fund	17.25	14.02	6.61
Standard & Poor’s 500 Stock Index	17.90	14.63	7.18

Sector Diversification*

% of Total Net Assets as of 06/30/17
Information technology	21.8
Financials	14.2
Health care	14.2
Consumer discretionary	12.0
Industrials	10.0
Consumer staples	8.9
Energy	5.9
Utilities	3.1
Real estate	2.9
Materials	2.8
Telecommunication services	2.1
Short-term and other assets	2.1
Total	100.0%
Top Ten Equity Holdings*

% of Total Net Assets as of 06/30/17
Apple, Inc.	3.5
Microsoft Corp.	2.5
Amazon.com, Inc.	1.8
Facebook, Inc. (Class A)	1.7
Johnson & Johnson	1.7
Exxon Mobil Corp.	1.6
JPMorgan Chase & Co.	1.5
Berkshire Hathaway, Inc. (Class B)	1.5
Alphabet, Inc. (Class A)	1.3
Alphabet, Inc. (Class C)	1.3
Total	18.4%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor’s 500 Stock Index made on June 30, 2007.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements.The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Sector diversification and top holdings information is for the S&P 500 Index Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Index Master Portfolio.

Performance Evaluation	9

Value Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Performance

The Value Fund increased 6.67 percent during the first six months of 2017 and its benchmark index, the S&P 500 Value Stock Index, increased 4.85 percent. The fund’s higher-than-index results were due primarily to the performance of its industrials, materials and information technology sector holdings. Energy and consumer discretionary positions detracted from overall results.

Portfolio Review

The fund’s industrials position was over weighted compared with the benchmark and outpaced both the benchmark’s sector results and that of the overall index. Notable contributors to the results were Southwest Airlines, Parker-Hannifin and Honeywell International.

The fund’s materials position appreciated slightly more than 14 percent during the first half of 2017, outpacing the return for the index’s sector holdings and the index overall. Primary contributors were Avery Dennison and Dow Chemical.

The fund’s above-index exposure to the information technology sector was positive for performance as these holdings appreciated more than the overall index. Primary contributors were Visa, Alphabet and Microsoft Corporation. The detractor was Intel Corporation.

The fund’s energy position was slightly underweighted compared with the benchmark, but the fund’s energy sector holdings declined more than the benchmark’s energy sector results. The lower-than-benchmark sector results were the result of declines in the stock prices of QEP Resources, Marathon Oil and ConocoPhillips.

The fund was underweight in consumer discretionary and its results for the first half of 2017 were slightly negative versus an increase in the benchmark’s sector position. Genuine Parts and Cooper Tire & Rubber were the primary detractors.

New names added to the fund during the reporting period were Apache Corporation and Royal Dutch Shell Plc. Names eliminated from the fund were General Electric, AbbVie and QEP Resources.

Outlook

As the second half of 2017 begins, investors continue to assess the potential outcome of any changes in health care legislation, tax reform and regulation—uncertainty surrounding all has been weighing on the markets. On the positive side, the U.S. economy has shown improvement during the reporting period. Manufacturing has strengthened some, employment has been strong and the housing market has been positive.

2017 forecasts for U.S. gross domestic product (GDP) growth fall within a range of 2.0–2.5 percent. Oil prices have drifted from the mid-$50s per barrel to the mid-$40s, in part as a result of Organization of Petroleum Exporting Countries’ (OPEC) November agreement to limit production, but offset by shale oil production in the U.S. We believe that the present $40+/barrel price should be high enough for oil and gas exploration and production to increase in the U.S., and hopefully low enough that it aids economic activity over the course of 2017.

Recent Fed commentary indicates perhaps one or two further interest rate increases for 2017. We believe the number and extent of any increases will be predicated on the overall strength of the economy. Rising rates in 2017 should be a reflection of an improving economy, in our view. In the past, slowly rising interest rates have been positive for equities as an indicator of an improving business environment. We would expect similar results.

Regardless of the overall economy’s direction, we search for value. TE Connectivity and Johnson Controls are examples of one area where we are finding value now. Both are participants in the “Internet of Things,” a vast network of objects and machines sharing data and communicating via wired and wireless networks. “Smart devices” and other digital innovations are gaining momentum in many industries and require collecting vast amounts of data via sensors, which is something TE Connectivity focuses on. TE’s product offerings span many industries, including transportation, industrial and communications, with special capabilities for harsh environments within these industries. Additionally, we have found that energy use and efficiency continue to grow in importance, not only in new building construction but also over the life of the building. Johnson Controls focuses on environmental control of buildings. We expect these companies to benefit from the further adoption and integration of new technologies across the economic spectrum.

We appreciate your continued trust and investment.

Investment Advisor: RE Advisers

Mark Ashton, CFA Senior Equity Portfolio Manager BS, Finance, University of Utah; MBA, Marketing Research, University of Southern California

Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

10	Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 06/30/17)

	1 YR %	5 YR %	10 YR %
Value Fund	15.15	14.20	5.98
Standard & Poors’s 500 Value Index	15.86	13.82	5.25
Standard & Poor’s 500 Stock Index	17.90	14.63	7.18

Sector Diversification

% of Total Investments as of 06/30/17
Information technology	20.9
Health care	18.9
Financials	16.2
Industrials	15.7
Materials	11.0
Energy	9.7
Consumer discretionary	5.0
Short-term and other assets	2.6
Total	100.0%
Top Ten Equity Holdings

% of Total Investments as of 06/30/17
Southwest Airlines Co.	5.2
JPMorgan Chase & Co.	4.7
Avery Dennison Corp.	4.6
Dow Chemical Co. (The)	4.5
Cisco Systems, Inc.	4.2
Bristol-Myers Squibb Co.	4.0
Intel Corp.	4.0
Parker-Hannifin Corp.	3.9
Honeywell International Inc.	3.7
Pfizer, Inc.	3.7
Total	42.5%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and its benchmark indices made on June 30, 2007.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	11

Growth Fund

Performance Evaluation  |  Prepared by the Fund’s Subadvisor, T. Rowe Price Associates

Performance

The Growth Fund’s return of 19.61 percent in the first half of 2017 was above the Russell 1000 Growth Index’s return of 13.99 percent, the fund’s primary benchmark index. Broadly speaking, both stock selection and sector allocation contributed to relative performance.

Portfolio Review

Despite a detracting overweight relative to the benchmark, the consumer discretionary sector was the leading contributor due to stock selection. Amazon.com was a key area of strength. Shares of the firm traded higher following its latest quarterly report, with top- and bottom-line results coming in ahead of consensus expectations. Expansion of its fulfilment and logistics networks has helped drive accelerated growth while allowing it to meet the needs of its increasing global footprint. Amazon Web Services, the company’s highly profitable cloud-computing business, also continues to grow at a rapid clip. Priceline and Tesla also added relative value for the sector. Priceline contributed to relative performance over the first half of 2017 as the online travel agency continued to generate strong results, with the most recent quarter coming in well ahead of consensus analyst expectations and previously issued guidance. Along with beating on earnings per share, bookings easily topped consensus estimates and room night growth continued to accelerate. In our view, the strength of the company’s business model remains underappreciated; we think Priceline has a long runway for growth with a top-notch management, a strong balance sheet, and a robust business model. Shares of Tesla continued to trade higher as the company remains on track to begin production of the Model 3 in July. The overwhelming demand for Model 3, Tesla’s first mass-market car, confirms the broad appeal of all-electric vehicles and helps support the company’s mission of accelerating the world’s transition to sustainable energy and transport.

Our overweight allocation to information technology—the top-performing sector in the benchmark—contributed to relative performance in the first half of the year. At the end of 2016, information technology stocks pulled back as investors rotated out of this sector and into financials and cyclical industries deemed to benefit the most from the policies proposed by the incoming U.S. presidential administration. However, the sector came back into favor throughout the period as the initial euphoria faded and investors turned back to fundamentals. It became clear that many of the policies that sparked optimism in the market would take much longer to implement and likely look much different if and when they actually come to pass. We remain overweight given what we view as attractive secular growth opportunities available in many innovative companies whose businesses we believe can thrive regardless of which way the political winds are blowing. Stock holdings like

Alibaba Group Holding also boosted relative returns for the sector. China’s largest e-commerce player provided revenue guidance for the current fiscal year that was significantly higher than expected, driven by the strength in its core Chinese e-commerce business as it continues to benefit from improving user engagement and ongoing mobile monetization efforts. The company is also experiencing strong growth from its cloud-computing business AliCloud and is rapidly transforming into a global leader of data services.

The health care sector added to relative returns due to stock holdings like Intuitive Surgical. The firm’s robotic da Vinci Surgical System continued to see growing adoption. Global procedure growth accelerated in the latest quarter, and the increased transparency into the company’s R&D pipeline—atypical relative to its ultra-secretive behavior historically—was another positive development that we think reflects management’s increased confidence in the commercial viability and regulatory pathways of its product pipeline.

Relative performance benefited from our significant underweight allocation to consumer staples. We have been consistently underweight given what we believe to be the sector’s lack of growth and stretched valuations. The Federal Reserve’s decision to raise interest rates at its March meeting took some of the air out of the sector as demand from yield-starved investors dried up. Fed minutes also signaled a faster pace of rate hikes for 2017, which may lead investors to migrate back toward the bond market for their income needs.

The financials sector was the only area of relative weakness during the period. Both stock selection and an overweight allocation hindered results.

Outlook

We believe that global equity markets can generate modest gains in the second half of the year. We are cautious, however, that a fresh catalyst for economic growth would be needed before more substantial gains for cyclically sensitive stocks—a revival of the reflation trade—could be expected. Given the controversies surrounding President Trump, it is not clear whether his administration has the political capital to achieve the sweeping reforms necessary to spur economic growth and accelerate the recovery in corporate earnings. For this reason, we continue to focus attention on sectors we believe have specific growth drivers.

12	Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 06/30/17)

	1 YR %	5 YR %	10 YR %
Growth Fund*	31.19	17.10	10.31
Russell 1000 Growth Index	20.42	15.30	8.91
Standard & Poor’s 500 Stock Index	17.90	14.63	7.18

Sector Diversification

% of Total Investments as of 06/30/17
Information technology	38.2
Consumer discretionary	21.9
Health care	20.1
Industrials	7.9
Financials	6.4
Consumer staples	1.5
Telecommunication	1.0
Real estate	0.6
Short-term and other assets	2.4
Total	100.0%
Top Ten Equity Holdings

% of Total Investments as of 06/30/17
Amazon.com, Inc.	7.4
Priceline Group, Inc. (The)	5.3
Facebook, Inc. (Class A)	4.5
Alphabet Inc. (Class A)	4.5
Visa Inc. (Class A)	4.2
Apple Inc.	4.0
Microsoft Corp.	4.0
Boeing Co. (The)	3.3
Unitedhealth Group Inc.	2.9
Intuitive Surgical, Inc.	2.5
Total	42.6%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and its benchmark indices made on June 30, 2007.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee and/or reimbursed fund expenses during the periods shown. Had the advisor not done so, the fund’s total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.

Performance Evaluation	13

Small-Company Stock Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Performance

The fund increased 1.24 percent in the first six months of 2017 trailing its benchmark index the Russell 2000 Index, which increased 4.99 percent. The fund’s returns in the industrials, materials and financials sectors aided results, while the returns in the consumer discretionary, health care and information technology sectors detracted from overall results.

Portfolio Review

The fund’s industrials position was positive for performance in 2017’s first half due to the fund’s above-index exposure to this sector and the fund’s position increasing more than the index’s industrials position. N.N. Inc., Dycom Industries and BWX Technologies were important contributors.

The fund was overweight in materials relative to the index, and the fund’s materials stocks appreciated more than the index’s sector position. The primary contributors to the performance were PolyOne and Summit Materials.

The fund had a slight overweight position in the financials sector compared with the benchmark. The fund’s overall financial positions appreciated in the first half of 2017, while the index’s financials holdings decreased. Contributors included Encore Capital Group, FB Financial and Kinsale Capital Group.

Consumer discretionary detracted from the fund’s results due to a slight overweight position and the fund’s position depreciating while the index’s consumer discretionary stocks increased. The difficulties of 2016 continued into 2017 for portions of retail, restaurants and distributors. Primary detractors were Fred’s, Francesca’s Holdings and Core-Mark Holdings.

New names added to the fund during the first half of 2017 included Comfort Systems and QTS Realty Trust. QTS is a web infrastructure company that provides data center and cloud services to more than 1,000 customers. It is organized as a real estate investment trust. Names eliminated from the fund were Wendy’s Company and Cardinal Financial, which was acquired by United Bankshares.

Outlook

As we look to the second half of 2017, our general feeling seems to be one of optimism, though tempered by the uncertainty surrounding health care legislation, tax reform and regulatory changes that are now before the U.S. Congress. We believe economic indicators continue to be encouraging in the areas of the industrial economy and for employment and housing.

Regardless of the economic environment, we continue to search for and uncover what we believe to be attractive investment opportunities. An aspect of our approach, no matter the overall economic environment, is to find companies that we believe can increase efficiencies and productivity for themselves, as well as their customers. With potential for acceleration in the economy, the environment going forward may be more favorable for our style than during the past two years. While valuations remain somewhat elevated, some of the recent stock price volatility has provided valuations that are more compelling, in our view. We are finding companies with what we believe are attractive businesses and better prospects for the future that we believe will benefit investors over the longer term.

We appreciate your continued trust and investment.

14	Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 06/30/17)

	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	16.51	13.02	9.30
Russell 2000 Index	24.60	13.70	6.92

Sector Diversification

% of Total Investments as of 06/30/17
Industrials	39.8
Financials	20.4
Consumer discretionary	12.6
Information technology	10.9
Materials	8.4
Health care	2.8
Consumer staples	2.0
Energy	1.6
Real estate	0.5
Short-term and other assets	1.0
Total	100.0%

Top Ten Equity Holdings

% of Total Investments as of 06/30/17
Dycom Industries, Inc.	8.2
Knight Transportation, Inc.	4.1
Encore Capital Group, Inc.	4.0
Applied Industrial Technologies, Inc.	3.5
Texas Capital Bancshares, Inc.	3.3
PolyOne Corp.	3.2
Werner Enterprises, Inc.	3.1
NN, Inc.	3.0
Cracker Barrel Old Country Store, Inc.	2.8
ManTech International Corp. (Class A)	2.8
Total	38.0%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on June 30, 2007.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	15

International Equity Fund

Performance Evaluation  |  Prepared by the Fund’s Subadvisor, Harding Loevner LP

Performance

For the six-month period ending June 30, 2017, the International Equity Fund outperformed its benchmark, the MSCI EAFE Index, increasing 16.62 percent versus the 13.81 percent return for the index.

Portfolio Review

The fund’s portfolio’s overweight relative to the benchmark in the top-performing information technology (IT) sector contributed to relative performance. We slightly outperformed the benchmark’s strong IT sector return in the first half of 2017 with strong returns from both Samsung Electronics and Taiwan Semiconductor. Our stable but slower-growing software and services companies, like Dassault Systémes and SAP, underperformed while our holding in Naspers, the South African Internet and media investment company with a large stake in Tencent, is classified in the consumer discretionary sector.

Security selection was strongest in financial services, as most of our emerging market banks outperformed, including Mexican bank Banorte and Turkish lender Garanti Bank. In addition, Asian life insurer AIA Group continued its run of outperformance following record growth in the first quarter of 2017. In consumer staples, Nestlé and Unilever were strong, as investors rewarded managements’ steps to shake up their businesses after activist investors rattled their cage a bit. On the other hand, energy companies Schlumberger and Tenaris underperformed the already-weak energy sector.

Viewed geographically, our outperformance stemmed from good stock selection in the Pacific ex-Japan, emerging markets (EM), and Japan regions. AIA Group and Australian plasma protein company, CSL Limited, drove outperformance in Pacific ex-Japan, with CSL Limited successfully entering the Chinese market following its purchase of a stake in a domestic blood-plasma collection operator. Our EM holdings had a positive total effect on fund performance due not only to the previously referenced banks but also to Naspers and IT heavyweights Samsung Electronics and Taiwan Semiconductor. In Japan, the strong stock selection was led by MonotaRO, the distributor of maintenance, repair, and operation (MRO) products, and Keyence, the industrial sensor maker.

Outlook

The investment environment has become increasingly challenging for investors concerned with the quality, growth and price tripod that forms the foundation of Harding Loevner’s investment philosophy. Quality as a stand-alone factor has become expensive in stock-price terms, in spite of the surge in value stocks last year. We have noted the investment industry’s efforts to reverse-engineer the successful performance that high-quality portfolios have enjoyed over the past decade, constructing “smart beta” portfolios using quantitative tools to identify companies with similar high-quality attributes. These approaches implicitly promise future outperformance similar to that observed in the past. Smart beta approaches overlap with other managers employing optimization software to create “low volatility” portfolios that appeal to investors fearful of the inherent ups and downs of stock market investing, overlapping simply because the stocks of high-quality companies have traded with much more subdued gyrations than the average stock in past market tempests. The broader emphasis on quality, enshrined in the documenting by academics of a quality factor effect, and commercialized through the creation of ”quality” indexes as benchmarks for passive money, has meant more persistent, and decreasingly price-sensitive, demand for the stocks of high-quality companies.

Our portfolio response has been to redouble our attention to the other two legs of our philosophical stool: growth and price. If quality is fashionable, based on either a blind embrace of its prior success or a backward-looking fear of another financial crisis, then we believe the fruitful way forward must be one that is discerning and resists that fear. In the past 12 months, the route has involved an emphasis on price, encompassing the strong value rally capped by the “Trump bump,” but it has also coalesced around companies achieving faster growth.

16	Performance Evaluation

Subadvisor: Harding Loevner LP

Ferrill D. Roll, CFA Co-Lead Portfolio Manager BA, Economics, Stanford University

Alexander T. Walsh, CFA Co-Lead Portfolio Manager BA, North American Studies, McGill University

International Equity Fund

Average Annual Total Returns (periods ended 06/30/17)
	1 YR %	5 YR %	10 YR %
International Equity Fund*	18.60	8.95	0.90
MSCI® EAFE® Index	20.27	8.69	1.03

Country Diversification
% of Total Investments as of 06/30/17
Germany	19.5
Japan	15.1
Britain	11.8
France	10.1
Switzerland	8.2
Sweden	4.5
Hong Kong	4.3
Spain	4.1
Israel	2.9
Singapore	2.7
Canada	2.3
United States of America	2.0
South Africa	1.4
Italy	1.2
Republic of South Korea	1.1
Australia	1.0
Taiwan	1.0
China	0.8
Mexico	0.8
Brazil	0.5
India	0.5
Turkey	0.3
Short-term and other assets	3.9
Total	100.0%

Top Ten Equity Holdings
% of Total Investments as of 06/30/17
AIA Group Ltd.	4.3
Allianz SE REG	3.8
Dassault Systèmes SA	3.8
Bayer AG REG	3.8
Nestlé SA REG	3.7
SAP SE ADR	3.4
Roche Holding AG REG	3.4
Keyence Corp.	3.2
Royal Dutch Shell plc (Class B)	3.0
Banco Bilboa Vizcaya Argentaria SA	3.0
Total	35.4%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the MSCI® EAFE® Index made on June 30, 2007.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns please call 800-258-3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Equity Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund’s total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Performance information for the International Equity Fund (formerly the International Value Fund) reflects its performance as an actively managed fund subadvised by Mercator Asset Management from December 31, 2006 to September 14, 2015, as a passively managed portfolio directed by SSGA Funds Management Inc. from September 15, 2015 to January 8, 2016 and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016 to period end.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2017 and held through June 30, 2017.

Actual Expenses

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

18	Expense Example

Expense Example (Continued)

Daily Income Fund[b]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Six Month Period Ended June 30, 2017
Actual Return	$1,000.00	$1,000.20	$2.96	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	$2.99	0.60%

Short-Term Government Securities Fund[b]
Actual Return	$1,000.00	$1,007.32	$3.74	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.26	$3.76	0.75%

Short-Term Bond Fund
Actual Return	$1,000.00	$1,012.06	$3.73	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.75	0.75%

Stock Index Fund[c]
Actual Return	$1,000.00	$1,094.09	$2.89	0.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.24	$2.79	0.56%

Value Fund
Actual Return	$1,000.00	$1,068.58	$3.11	0.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.99	$3.04	0.61%

Growth Fund
Actual Return	$1,000.00	$1,212.84	$5.19	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.75	0.95%

Small-Company Stock Fund
Actual Return	$1,000.00	$1,012.46	$4.40	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.42	0.88%

International Equity Fund[b]
Actual Return	$1,000.00	$1,178.14	$5.33	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$4.95	0.99%

a.   The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181, then divided by 365 (to reflect the half-year period).

b.  Reflects fee waiver and expense limitation agreements in effect during the period.

c.   The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.

Expense Example	19

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.

Proxy Voting Record

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030. This information is also available online at homesteadfunds.com and on the Securities and Exchange Commission’s website at sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at homesteadfunds.com.

Principal Risks

You may lose money by investing in the Funds. Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (“CMOs”), significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.

•	Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

•	Concentration Risk To the extent the Master Portfolio concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

•	Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

•	Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund’s investments. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.

Debt Securities Risks

•

Credit risk: the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and

20	Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•	Extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

•	Interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase.

•	Depositary Receipts Risk depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

•	Derivatives Risk The risk that an investment in derivatives will not perform as anticipated by the Adviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.

•	Emerging and Frontier Market Risk The risk that investing in emerging and frontier markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.

•	Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.

•	Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•

Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries

Regulatory and Shareholder Matters	21

Regulatory and Shareholder Matters (Continued)

are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

•	Growth Style Risk The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

•	Income Risk The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.

•	Index Fund Risk An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

•	Index-Related Risk There is no assurance that the index provider will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. Gains, losses or costs associated with index provider errors will be borne by the Stock Index Fund and its shareholders.

•	Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	Investments in Small- and Mid-Size Companies Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success.

•	Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

•	Manager Risk The risk that the manager’s decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager’s investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager’s ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.

•	Market Capitalization Risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

•	Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•	Master/Feeder Structure Risk The Stock Index Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Stock Index Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The Stock Index Fund will bear its pro rata portion of the expenses incurred by the master fund. Substantial redemptions by other investors in a master fund may affect the master fund’s investment program adversely and limit the ability of the master fund to achieve its objective.

22	Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

•	Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Effective October 14, 2016, amendments to money market fund regulations could affect a money market fund’s operations and possibly negatively affect its return. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.

•	Municipal Bond Risk Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.

•	Passive Investment Risk Because BlackRock Investment Advisors does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might otherwise seek to avoid.

•	Repurchase Agreements Risk The Fund’s investment return on repurchase agreements will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If the Fund’s counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.

•	Tracking Error Risk Tracking error is the divergence of an index fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Stock Index Fund’s portfolio and those included in the S&P 500 Index, pricing differences, transaction costs, the fund’s holding of cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Stock Index Fund incurs fees and expenses, while the S&P 500 Index does not.

•	U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.

•	Value Style Risk The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.

•	Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.

Regulatory and Shareholder Matters	23

Portfolio of Investments

Daily Income Fund  |  June 30, 2017 | (Unaudited)

U.S. Government & Agency Obligations | 85.6% of portfolio

	Interest Rate / Yield (a)	Maturity Date	Face Amount	Value
Federal Farm Credit Bank	1.04%	09/19/17	$1,800,000	$1,795,963
Federal Home Loan Bank	0.79	07/05/17	4,000,000	3,999,824
Federal Home Loan Bank	0.77	07/07/17	6,000,000	5,999,487
Federal Home Loan Bank	0.83	07/12/17	2,000,000	1,999,588
Federal Home Loan Bank	0.85	07/19/17	3,600,000	3,598,648
Federal Home Loan Bank	0.79	07/19/17	1,020,000	1,019,642
Federal Home Loan Bank	1.02	07/26/17	4,150,000	4,147,309
Federal Home Loan Bank	0.80	07/27/17	2,000,000	1,999,994
Federal Home Loan Bank	0.80	07/28/17	2,600,000	2,598,556
Federal Home Loan Bank	0.90	08/02/17	3,000,000	2,997,763
Federal Home Loan Bank	0.90	08/04/17	6,000,000	5,995,200
Federal Home Loan Bank	0.93	08/08/17	3,000,000	2,997,210
Federal Home Loan Bank	0.91	08/11/17	2,000,000	1,998,028
Federal Home Loan Bank	0.94	08/16/17	2,500,000	2,497,128
Federal Home Loan Bank	1.02	08/17/17	2,500,000	2,496,828
Federal Home Loan Bank	1.02	08/18/17	2,000,000	1,997,393
Federal Home Loan Bank	0.95	08/22/17	630,000	629,169
Federal Home Loan Bank	0.97	08/25/17	2,000,000	1,997,159
Federal Home Loan Bank	0.86	08/25/17	1,039,000	1,037,685
Federal Home Loan Bank	0.86	08/30/17	2,194,000	2,190,960
Federal Home Loan Bank	1.03	09/06/17	2,225,000	2,220,862
Federal Home Loan Bank	1.02	09/08/17	4,000,000	3,992,444
Federal Home Loan Bank	1.00	09/08/17	1,599,000	1,596,024
Federal Home Loan Bank	1.02	10/02/17	3,750,000	3,740,331
Federal Home Loan Mortgage Corp.	0.77	07/03/17	2,000,000	2,000,000
Federal Home Loan Mortgage Corp.	0.75	07/14/17	2,000,000	1,999,975
Federal Home Loan Mortgage Corp.	0.79	07/20/17	3,000,000	2,998,888
Federal Home Loan Mortgage Corp.	0.96	08/14/17	500,000	499,440
Federal Home Loan Mortgage Corp.	0.99	09/28/17	400,000	399,043
Federal Home Loan Mortgage Corp.	1.13	11/16/17	1,000,000	995,769
Federal National Mortgage Assoc.	0.77	07/10/17	4,500,000	4,499,326
Federal National Mortgage Assoc.	0.78	07/17/17	3,000,000	2,999,090
Federal National Mortgage Assoc.	0.89	08/09/17	7,500,000	7,493,140
Federal National Mortgage Assoc.	0.93	08/23/17	5,000,000	4,993,448
Federal National Mortgage Assoc.	0.99	08/30/17	1,800,000	1,797,129
Federal National Mortgage Assoc.	0.98	09/06/17	4,000,000	3,992,922
Federal National Mortgage Assoc.	1.02	09/20/17	1,000,000	997,773
Federal National Mortgage Assoc.	1.00	09/20/17	2,155,000	2,155,200
Federal National Mortgage Assoc.	1.01	09/27/17	4,757,000	4,745,579
Tennessee Valley Authority	5.50	07/18/17	2,966,000	2,971,767
U.S. Treasury Note	0.88	07/15/17	4,000,000	4,000,046
U.S. Treasury Note	0.50	07/31/17	4,500,000	4,499,032
U.S. Treasury Note	0.88	08/15/17	5,000,000	5,000,210
U.S. Treasury Note	0.63	08/31/17	6,000,000	5,997,619
U.S. Treasury Note	1.00	09/15/17	6,000,000	6,001,316
U.S. Treasury Note	0.63	09/30/17	6,000,000	5,994,760
U.S. Treasury Note	0.88	10/15/17	5,500,000	5,497,215
U.S. Treasury Note	1.88	10/31/17	5,500,000	5,514,029
U.S. Treasury Note	0.88	11/15/17	2,500,000	2,498,280
Total U.S. Government & Agency Obligations (Cost $156,084,191)				156,084,191

24	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Daily Income Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Money Market Fund | 14.4% of portfolio

	Interest Rate / Yield (a)	Maturity Date	Shares	Value
State Street Institutional U.S. Government Money Market Fund (Premier Class)	0.88%(b)		26,260,003	$26,260,003
Total Money Market Fund (Cost $26,260,003)				26,260,003

Total Investments in Securities (Cost $182,344,194) | 100%				$182,344,194

(a)	Yield represents yield at date of purchase.

(b)	7-day yield at June 30, 2017.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	25

Portfolio of Investments

Short-Term Government Securities Fund  |  June 30, 2017  |  (Unaudited)

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 30.0%

Consumer Discretionary | 2.2%	Interest Rate		Maturity Date	Face Amount	Value
Ethiopian Leasing (2012) LLC	2.68%		07/30/25	$145,728	$147,491
VRG Linhas Aéreas SA	0.98		03/13/18	1,500,000	1,493,936
Total Consumer Discretionary					1,641,427

Energy | 9.3%
Petroleos Mexicanos	2.00		12/20/22	550,000	546,457
Petroleos Mexicanos	1.95		12/20/22	550,000	546,182
Petroleos Mexicanos	2.38		04/15/25	976,800	977,515
Petroleos Mexicanos	2.46		12/15/25	850,000	852,148
Reliance Industries Ltd.	2.06		01/15/26	142,200	140,344
Reliance Industries Ltd.	1.87		01/15/26	1,894,737	1,855,451
Reliance Industries Ltd.	2.44		01/15/26	1,894,737	1,899,411
Total Energy					6,817,508

Financials | 14.1%
Altitude Investments 17 LLC	2.68		11/08/25	734,527	731,740
Lulwa Ltd.	1.83		03/26/25	671,001	657,206
Mexican Aircraft Finance IV	2.54		07/13/25	360,101	362,442
Mexican Aircraft Finance V	2.33		01/14/27	438,750	436,730
MSN 41079 and 41084 Ltd.	1.63		12/14/24	1,291,767	1,257,646
Penta Aircraft Leasing 2013 LLC	1.69		04/29/25	1,365,141	1,330,527
Safina Ltd.	1.55		01/15/22	1,023,010	1,010,013
Safina Ltd.	2.00		12/30/23	1,187,827	1,177,624
Salmon River Export LLC	2.19		09/15/26	199,322	197,468
Sandalwood 2013 LLC	2.82		02/12/26	493,093	501,802
Santa Rosa Leasing LLC	1.69		08/15/24	62,384	61,105
Tagua Leasing LLC	1.90		07/12/24	631,123	622,695
Tagua Leasing LLC	1.73		09/18/24	630,422	616,737
Union 11 Leasing LLC	2.41		01/23/24	597,019	599,695
Union 16 Leasing LLC	1.86		01/22/25	669,534	657,618
VCK Lease SA	2.59		07/24/26	99,717	100,442
Total Financials					10,321,490

Information Technology | 4.1%
Micron Semiconductor Asia PTE Ltd.	1.26		01/15/19	3,036,400	3,020,766
Total Information Technology					3,020,766

Industrials | 0.3%
Sayarra Ltd.	2.77		10/29/21	237,801	241,144
Total Industrials					241,144
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States					22,042,335
(Cost 22,208,910)
Other Corporate Bonds | 6.9%

Financials | 5.8%
Athene Global Funding (b)	2.88		10/23/18	195,000	196,007
Athene Global Funding (b)	2.30	(a)	04/20/20	300,000	300,670
Capital One Financial Co.	1.94	(a)	05/12/20	250,000	251,221
Citibank N.A.	1.73	(a)	06/12/20	250,000	250,637
Hyundai Capital America (b)	1.95	(a)	04/03/20	250,000	250,711
Jackson National Life Global Funding (b)	2.20		01/30/20	175,000	175,039

26	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Other Corporate Bonds | 6.9% (Continued)

Financials | 5.8% (Continued)	Interest Rate		Maturity Date	Face Amount	Value
JP Morgan Chase Bank NA	6.00%		10/01/17	$992,000	$1,002,175
Manufacturers & Traders Trust Co.	6.63		12/04/17	250,000	255,089
Morgan Stanley	1.98	(a)	02/14/20	500,000	502,050
Morgan Stanley	2.34	(a)	01/20/22	250,000	252,501
Protective Life Global Funding (b)	1.56		09/13/19	250,000	246,342
SunTrust Banks, Inc.	6.00		09/11/17	575,000	579,489
Total Financials					4,261,931

Information Technology | 0.7%
Apple Inc.	1.55		02/08/19	500,000	499,871
Total Information Technology					499,871

Utilities | 0.4%
Laclede Gas Co.	2.00		08/15/18	300,000	299,933
Total Utilities					299,933
Total Other Corporate Bonds (Cost 5,054,490 )					5,061,735
Mortgage-Backed Securities | 3.4% of portfolio
FDIC Structured Sale Guaranteed Notes 2010-S3 (b)	2.74		12/03/20	162,867	163,265
GNMA #2602	6.00		06/20/28	18,147	20,545
GNMA #8004	2.13	(a)	07/20/22	9,508	9,778
GNMA #8006	2.13	(a)	07/20/22	7,751	7,905
GNMA #8038	2.13	(a)	08/20/22	4,853	4,951
GNMA #8040	2.13	(a)	08/20/22	11,959	12,270
GNMA #8054	2.25	(a)	10/20/22	1,976	1,984
GNMA #8076	2.25	(a)	11/20/22	5,058	5,165
GNMA #8157	2.38	(a)	03/20/23	8,369	8,546
GNMA #8191	2.13	(a)	05/20/23	14,385	14,731
GNMA #8259	2.13	(a)	08/20/23	4,246	4,342
GNMA #8297	4.00	(a)	12/20/17	333	333
GNMA #8332	3.50	(a)	03/20/18	262	262
GNMA #8344	3.50	(a)	04/20/18	1,236	1,239
GNMA #8384	2.38	(a)	03/20/24	2,086	2,131
GNMA #8393	4.00	(a)	08/20/18	786	791
GNMA #8400	2.13	(a)	08/20/18	812	813
GNMA #8405	4.00	(a)	09/20/18	892	897
GNMA #8423	2.13	(a)	05/20/24	3,022	3,102
GNMA #8429	4.00	(a)	11/20/18	1,408	1,418
GNMA #8459	2.13	(a)	07/20/24	4,951	5,075
GNMA #8499	3.00	(a)	05/20/19	2,080	2,080
GNMA #8518	2.25	(a)	10/20/24	4,981	5,093
GNMA #8532	2.50	(a)	10/20/24	6,102	6,273
GNMA #8591	2.38	(a)	02/20/25	13,311	13,489
GNMA #8638	2.13	(a)	06/20/25	6,838	7,042
GNMA #8648	2.13	(a)	07/20/25	13,960	13,951
GNMA #8663	2.13	(a)	07/20/25	8,357	8,592
GNMA #8680	3.50	(a)	08/20/20	2,861	2,881
GNMA #8687	2.50	(a)	08/20/25	2,528	2,585
GNMA #8702	3.00	(a)	10/20/20	1,870	1,892
GNMA #8747	2.25	(a)	11/20/25	4,831	4,960
GNMA #8807	2.13	(a)	07/20/21	3,523	3,600

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	27

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Mortgage-Backed Securities | 3.4% of portfolio | continued

	Interest Rate		Maturity Date	Face Amount	Value
GNMA #8836	2.13	%(a)	09/20/21	$4,700	$4,815
GNMA #8847	2.13	(a)	04/20/26	7,404	7,631
GNMA #8869	2.25	(a)	11/20/21	13,871	14,115
GNMA #8873	2.50	(a)	11/20/21	6,616	6,704
GNMA #8877	2.13	(a)	05/20/26	1,453	1,493
GNMA #8883	2.25	(a)	12/20/21	4,707	4,791
GNMA #8915	2.38	(a)	02/20/22	4,493	4,573
GNMA #8934	2.38	(a)	03/20/22	7,949	8,093
GNMA #8978	2.13	(a)	05/20/22	19,857	20,459
GNMA #80053	2.38	(a)	03/20/27	1,489	1,534
GNMA #80058	2.13	(a)	04/20/27	1,367	1,412
GNMA #80185	2.13	(a)	04/20/28	14,564	15,048
GNMA #80264	2.38	(a)	03/20/29	9,885	10,004
GNMA #80283	2.13	(a)	05/20/29	9,440	9,771
GNMA #80300	2.13	(a)	07/20/29	8,436	8,720
GNMA #80309	2.13	(a)	08/20/29	4,494	4,648
GNMA #80363	2.38	(a)	01/20/30	29,830	30,819
GNMA #80426	2.13	(a)	07/20/30	1,154	1,194
GNMA #80452	2.13	(a)	09/20/30	9,246	9,584
GNMA #80475	2.25	(a)	12/20/30	7,037	7,151
GNMA #80577	2.38	(a)	02/20/32	1,596	1,651
GNMA #80684	2.13	(a)	04/20/33	7,930	8,100
GNMA #81129	2.75	(a)	10/20/34	75,558	77,526
GNMA #607494	5.00		04/15/19	3,326	3,401
GNMA #616274	5.00		02/15/19	2,198	2,242
GNMA 2002-20	4.50		03/20/32	10,047	10,853
GNMA 2003-11	4.00		10/17/29	13,572	14,236
GNMA 2003-26	1.62	(a)	04/16/33	3,339	3,356
GNMA 2003-97	4.50		03/20/33	7,643	7,837
GNMA 2004-17	4.50		12/20/33	29,891	31,539
GNMA 2004-102	5.50		04/20/34	13,534	13,813
GNMA 2010-113	2.50		02/16/40	205,598	207,457
GNMA 2012-143	1.50		12/16/27	491,544	478,113
GNMA 2013-131	1.52	(a)	09/16/43	223,435	222,683
GNMA #MA0668	2.00		12/20/27	175,164	173,299
NCUA Guaranteed Notes 2011-C1	1.75	(a)	03/09/21	712,779	711,447
Total Mortgage-Backed Securities (Cost $2,468,575)					2,482,093
Asset-Backed Securities | 3.0% of portfolio
Ally Master Owner Trust 17-3	1.57	(a)	06/15/22	250,000	250,218
Exeter Automobile Receivables Trust 17-2 (b)	2.11		06/15/21	279,080	278,937
Foursight Capital Automobile Receivables Trust 17-1 (b)	2.37		04/15/22	116,941	116,801
Flagship Credit Auto Trust 17-1 (b)	1.93		12/15/21	182,780	182,849
GLS Auto Receivables Trust 17-1 (b)	2.67		04/15/21	250,000	249,922
Prosper Marketplace Issuance Trust 17-1 (b)	2.56		06/15/23	150,000	149,942
Small Business Administration 98-20D	6.15		04/01/18	1,355	1,370
Small Business Administration 98-20E	6.30		05/01/18	937	949
Small Business Administration 98-20H	6.15		08/01/18	916	926
Small Business Administration 99-20D	6.15		04/01/19	2,871	2,909
Small Business Administration 04-20B	4.72		02/01/24	14,775	15,413
Small Business Administration 04-20C	4.34		03/01/24	27,688	28,683
Small Business Administration 16-10E	1.80		09/01/26	476,763	473,242
Small Business Administration 16-10F	2.17		11/01/26	207,995	207,490
Small Business Administration Pool # 100075	3.50		05/25/19	3,693	3,710
Small Business Administration Pool # 503278	1.63	(a)	02/25/21	9,996	10,014

28	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Asset-Backed Securities | 3.0% of portfolio | continued

	Interest Rate		Maturity Date	Face Amount	Value
Small Business Administration Pool # 503463	1.88	%(a)	09/25/21	$239	$237
Small Business Investment Companies 02-20K	5.08		11/01/22	4,564	4,805
United Auto Credit Securitization 17-1 (b)	1.89		05/10/19	250,000	249,997
Total Asset-Backed Securities (Cost $2,229,485)					2,228,414
Municipal Bonds | 0.3% of portfolio
Wisconsin, Public Finance Authority	2.75		06/01/20	225,000	224,280
Total Municipal Bonds (Cost $225,000)					224,280
U. S. Government and Agency Obligations | 48.5% of portfolio
AID-Tunisia	1.42		08/05/21	1,000,000	978,447
AID-Ukraine	1.47		09/29/21	2,000,000	1,955,486
Government Trust Certificate (Israel Trust)	0.00	(c)	04/01/21	639,000	589,779
National Archives Facility Trust	8.50		09/01/19	15,919	17,161
Overseas Private Investment Corp.	1.10	(a)	07/07/40	2,000,000	2,000,000
Overseas Private Investment Corp.	2.51		05/15/25	2,225,926	2,248,619
Overseas Private Investment Corp.	2.52		09/15/22	1,200,000	1,210,412
Overseas Private Investment Corp.	2.07		05/15/21	400,000	400,760
Overseas Private Investment Corp.	3.37		05/15/21	384,537	395,085
Overseas Private Investment Corp.	1.50	(e)	11/15/20	1,000,000	1,076,483
Overseas Private Investment Corp.	1.30		06/15/19	285,714	284,083
Overseas Private Investment Corp.	0.00	(c)	04/23/19	1,000,000	999,788
Overseas Private Investment Corp.	1.32	(d)	02/19/18	2,533,926	2,693,814
Overseas Private Investment Corp.	0.90		12/15/17	200,000	199,438
Philippine Power Trust I (b)	5.40		09/26/18	89,286	91,411
Private Export Funding Corp.	1.45		08/15/19	974,000	971,368
The Financing Corp.	0.00	(c)	10/06/17	500,000	498,448
The Financing Corp.	0.00	(c)	02/08/18	500,000	496,053
U.S. Department of Housing and Urban Development	5.77		08/01/17	100,000	100,235
U.S. Department of Housing and Urban Development	2.91		08/01/17	1,000,000	1,001,790
U.S. Department of Housing and Urban Development	7.91		08/01/17	10,000	10,025
U.S. Department of Housing and Urban Development	7.93		08/01/18	30,000	30,021
U.S. Department of Housing and Urban Development	5.45		08/01/19	700,000	702,310
U.S. Department of Housing and Urban Development	1.88		08/01/19	2,000,000	2,015,378
U.S. Department of Housing and Urban Development	6.07		08/01/21	40,000	40,171
U.S. Department of Housing and Urban Development	6.12		08/01/22	161,000	161,680
U.S. Department of Housing and Urban Development	5.77		08/01/26	444,000	445,676
United States Treasury Note	1.88		08/31/17	1,500,000	1,502,158
United States Treasury Note	1.00		09/15/17	1,000,000	999,853
United States Treasury Note	0.88		01/15/18	3,000,000	2,995,308
United States Treasury Note	0.75		04/15/18	4,000,000	3,983,752
United States Treasury Note	1.38		09/30/18	1,000,000	1,000,391
United States Treasury Note	0.88		10/15/18	2,000,000	1,988,438
United States Treasury Note	0.75		02/15/19	1,000,000	990,352
United States Treasury Note	1.63		04/30/19	500,000	502,168
Total U.S. Government and Agency Obligations (Cost $35,599,647)					35,576,341

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	29

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Certificates of Deposit | 4.3% of portfolio

	Interest Rate/ Yield		Maturity Date	Face Amount	Value
Ally Bank	1.25%		08/21/17	$248,000	$248,068
American Express Bank FSB	1.55		10/23/17	250,000	250,344
American Express Centurion Bank	1.45		06/04/18	250,000	250,307
Capital One Bank USA NA	1.65		07/09/18	250,000	250,338
Capital One NA	1.60		07/16/18	250,000	250,331
Compass Bank	1.30		07/31/17	250,000	250,070
GE Capital Bank	1.50		10/17/17	250,000	250,153
HSBC Bank USA NA	3.10	(a)	11/17/20	246,000	246,499
Northern Bank & Trust Co.	1.05		11/28/18	240,000	238,616
Sallie Mae Bank	1.50		10/16/17	250,000	250,105
Wells Fargo Bank NA	1.55		01/05/18	500,000	500,581
World's Foremost Bank	1.50		06/11/18	200,000	199,838
Total Certificates of Deposits (Cost $3,183,560)					3,185,250
Commercial Paper | 3.6% of portfolio
CenterPoint Energy Resources Corp. (b)	1.33		07/03/17	2,661,000	2,660,688
Total Commercial Paper (Cost $2,660,803)					2,660,688
Money Market Fund | Less than 0.1% of portfolio

				Shares
State Street Institutional U.S. Government Money Market Fund (Premier Class)	0.88	%(f)		143	143
Total Money Market Fund (Cost $143)					143

Total Investment in Securities (Cost $73,630,613) | 100%					$73,461,279

(a)	Variable coupon rate as of June 30, 2017.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $5,149,316 and represents 7.0% of total investments.

(c)	Zero coupon rate.

(d)	Interest is paid at maturity.

(e)	Interest is paid at put date.

(f)	7-day yield at June 30, 2017.

30	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Short-Term Bond Fund  |  June 30, 2017  |  (Unaudited)

Corporate Bonds | 31.4% of portfolio

Consumer Discretionary | 0.4%	Interest Rate		Maturity Date	Face Amount	Value
ABC Inc.	8.75%		08/15/21	$810,000	$987,044
McDonald's Corp.	2.10		12/07/18	350,000	352,114
Stanley Black & Decker Inc.	2.45		11/17/18	250,000	252,442
Stanley Black & Decker Inc.	1.62		11/17/18	425,000	423,971
Total Consumer Discretionary					2,015,571

Consumer Staples | 2.6%
Alberto-Culver Co.	5.15		06/01/20	375,000	404,741
Anheuser-Busch InBev Fin. Inc.	1.90		02/01/19	800,000	801,815
Coca-Cola Co. (The)	2.20		05/25/22	420,000	419,533
Coca-Cola Co. (The)	1.55		09/01/21	475,000	465,485
Colgate-Palmolive Co.	0.90		05/01/18	550,000	547,250
Colgate-Palmolive Co.	1.75		03/15/19	1,025,000	1,027,841
Mead Johnson Nutrition Co.	3.00		11/15/20	4,125,000	4,230,922
PepsiCo Inc.	1.13		07/17/17	950,000	949,941
PepsiCo Inc.	1.50		02/22/19	350,000	349,508
PepsiCo Inc.	1.35		10/04/19	875,000	867,313
Phillip Morris International Inc.	1.25		11/09/17	500,000	499,819
Procter & Gamble Co. (The)	1.90		11/01/19	1,625,000	1,632,521
Procter & Gamble Co. (The)	1.85		02/02/21	350,000	348,701
Procter & Gamble Co. (The)	1.70		11/03/21	475,000	468,740
Wal-Mart Stores Inc.	1.95		12/15/18	1,175,000	1,183,050
Total Consumer Staples					14,197,180

Energy | 4.1%
ANR Pipeline Co.	9.63		11/01/21	3,175,000	4,046,963
Cameron International Corp.	6.38		07/15/18	2,500,000	2,616,238
Chevron Corp.	1.35		11/15/17	500,000	500,059
Chevron Corp.	1.10		12/05/17	475,000	474,487
Chevron Corp.	1.37		03/02/18	1,400,000	1,399,651
Chevron Corp.	1.38	(a)	03/02/18	2,150,000	2,152,098
Chevron Corp.	1.72		06/24/18	975,000	977,144
Chevron Corp.	2.19		11/15/19	375,000	378,715
Chevron Corp.	1.59	(a)	11/15/19	2,175,000	2,192,265
Chevron Corp.	2.42		11/17/20	700,000	708,616
Colonial Pipeline Co. (b)	3.50		10/15/20	875,000	909,018
ConocoPhillips Co.	1.50		05/15/18	965,000	963,949
Exxon Mobil Corp.	1.82		03/15/19	1,050,000	1,054,178
Exxon Mobil Corp.	1.31		03/06/18	3,300,000	3,298,020
Marathon Oil Corp.	2.70		06/01/20	550,000	545,104
Total Energy					22,216,505

Financials | 5.2%
Aetna Inc.	1.87	(a)	12/08/17	310,000	310,693
Agricultural Bank of China NY	2.08	(a)	05/21/18	665,000	666,377
Agricultural Bank of China NY	2.00		05/21/18	915,000	914,341
Athene Global Funding (b)	2.88		10/23/18	3,050,000	3,065,750
Athene Global Funding (b)	4.00		01/25/22	1,400,000	1,454,086
Athene Global Funding (b)	2.75		04/20/20	575,000	576,216
Athene Global Funding (b)	2.30	(a)	04/20/20	1,200,000	1,202,678
Bank of America NA	1.75		06/05/18	1,250,000	1,251,670
Berkshire Hathaway Finance Corp.	1.77	(a)	03/07/18	250,000	250,950
Berkshire Hathaway Finance Corp.	1.45		03/07/18	250,000	250,102
Berkshire Hathaway Inc.	1.15		08/15/18	400,000	398,560
Fixed Income Trust for Wal-Mart Stores Inc. (b)	3.00	(a)	02/15/24	156,120	149,125

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	31

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Corporate Bonds | 31.4% of portfolio (Continued)

Financials | 5.2% (Continued)	Interest Rate		Maturity Date	Face Amount	Value
Flagstar Bancorp Inc.	6.13%		07/15/21	$500,000	$532,860
Goldman Sachs Group Inc.	2.58	(a)	11/15/17	685,000	685,972
HSBC Bank USA NA	4.88		08/24/20	2,575,000	2,769,240
Hyundai Capital America, Inc. (b)	2.55		04/03/20	1,325,000	1,321,591
Hyundai Capital America, Inc. (b)	1.95	(a)	04/03/20	875,000	877,488
Industrial & Commercial Bank of China NY	2.37	(a)	11/13/17	250,000	250,291
Industrial & Commercial Bank of China NY	2.35		11/13/17	250,000	250,734
Jackson National Life Global Funding (b)	1.88		10/15/18	775,000	776,407
Jackson National Life Global Funding (b)	2.20		01/30/20	1,250,000	1,250,276
JP Morgan Chase Bank NA	6.00		10/01/17	900,000	909,231
New York Life Global Funding (b)	2.00		04/09/20	1,300,000	1,299,733
MetLife Global Funding I (b)	1.35		09/14/18	250,000	249,087
MetLife Global Funding I (b)	1.75		12/19/18	875,000	873,913
Pricoa Global Funding I (b)	1.60		05/29/18	1,700,000	1,699,553
Protective Life Global Funding (b)	1.56		09/13/19	2,075,000	2,044,643
UBS AG, Stamford CT	1.80		03/26/18	1,675,000	1,677,715
Total Financials					27,959,282

Health Care | 1.5%
Bristol-Myers Squibb Co.	0.88		08/01/17	4,125,000	4,123,705
Johnson & Johnson	1.13		11/21/17	750,000	749,488
Johnson & Johnson	1.88		12/05/19	775,000	781,102
Merck & Co., Inc.	1.85		02/10/20	475,000	475,884
Pfizer Inc.	2.20		12/15/21	1,250,000	1,252,235
UnitedHealth Group Inc.	1.40		12/15/17	825,000	824,769
UnitedHealth Group Inc.	1.90		07/16/18	250,000	250,922
Total Health Care					8,458,105

Industrials | 3.2%
BNSF Railway Co.	3.80		01/01/20	330,000	335,122
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	328,869	342,080
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	68,728	72,483
General Electric Co.	5.25		12/06/17	3,900,000	3,964,058
General Electric Co.	1.72	(a)	12/07/17	1,300,000	1,302,187
General Electric Co.	2.08	(a)	12/20/17	1,100,000	1,100,790
General Electric Co.	2.50		03/28/20	6,930,000	6,982,259
Johnson Controls Inc. (b)	5.00		03/30/20	831,000	887,538
Parker Hannifin Corp.	5.50		05/15/18	1,475,000	1,524,918
United Technologies Corp.	1.78		05/04/18	1,000,000	1,001,304
Total Industrials					17,512,739

Information Technology | 5.6%
Apple Inc.	1.00		05/03/18	8,150,000	8,120,521
Apple Inc.	1.70		02/22/19	1,250,000	1,253,478
Apple Inc.	2.10		05/06/19	2,100,000	2,119,767
Apple Inc.	1.10		08/02/19	3,075,000	3,042,276
Apple Inc.	2.50		02/09/22	975,000	983,532
Cisco Systems Inc.	1.40		02/28/18	800,000	800,130
Intel Corp.	1.35		12/15/17	950,000	949,771
International Business Machines Corp.	2.50		01/27/22	700,000	706,593
Microsoft Corp.	0.88		11/15/17	250,000	249,655
Microsoft Corp.	1.00		05/01/18	900,000	897,346
Microsoft Corp.	1.63		12/06/18	675,000	676,384
Microsoft Corp.	1.10		08/08/19	3,100,000	3,063,389

32	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Corporate Bonds | 31.4% of portfolio (Continued)

Information Technology | 5.6% (Continued)	Interest Rate		Maturity Date	Face Amount	Value
Microsoft Corp.	2.00%		11/03/20	$950,000	$953,339
Microsoft Corp.	2.40		02/06/22	1,675,000	1,690,569
Oracle Corp.	1.35	(a)	07/07/17	4,600,000	4,600,028
Total Information Technology					30,106,778

Materials | 0.5%
PPG Industries, Inc.	2.30		11/15/19	2,200,000	2,215,781
3M Co.	1.63		09/19/21	450,000	444,978
Total Materials					2,660,759

Telecommunication Services | 0.2%
Ameritech Capital Funding Corp.	6.45		01/15/18	1,200,000	1,229,614
Total Telecommunication Services					1,229,614

Utilities | 8.1%
Ameren Illinois Co.	6.25		04/01/18	1,525,000	1,577,053
Alabama Power Co.	5.13		02/15/19	700,000	729,516
Atlantic City Electric Co.	4.35		04/01/21	1,625,000	1,690,400
California Water Service Co.	5.88		05/01/19	1,275,000	1,348,585
Centerpoint Energy Resources Corp.	6.13		11/01/17	2,485,000	2,518,972
Connecticut Light & Power Co.	5.75		09/01/17	325,000	327,089
Dominion Energy Inc.	2.58		07/01/20	325,000	326,654
Duke Energy Florida Project Finance, LLC	1.20		03/01/22	5,392,951	5,357,886
Duke Energy Progress Inc.	1.37	(a)	11/20/17	225,000	225,121
Entergy Louisiana LLC	4.80		05/01/21	1,175,000	1,255,211
Laclede Gas Co.	2.00		08/15/18	2,200,000	2,199,505
Northern Natural Gas Co. (b)	4.25		06/01/21	475,000	500,504
Northwest Natural Gas Co.	7.00		08/01/17	2,200,000	2,206,952
PacifiCorp	5.65		07/15/18	1,025,000	1,066,286
Public Service Co. of New Hampshire	4.50		12/01/19	2,575,000	2,717,369
San Diego Gas & Electric Co.	1.91		02/01/22	2,765,723	2,735,356
Southern California Edison Co.	1.25		11/01/17	870,000	869,496
Southern California Edison Co.	5.50		08/15/18	2,200,000	2,293,196
Southern California Edison Co.	1.85		02/01/22	5,850,000	5,776,641
Southern Natural Gas Company, LLC	4.40		06/15/21	1,100,000	1,164,200
Toledo Edison Co.	7.25		05/01/20	250,000	276,142
Union Electric Co.	5.10		08/01/18	975,000	1,008,635
Union Electric Co.	5.10		10/01/19	1,200,000	1,277,934
Westar Energy Inc.	5.10		07/15/20	1,275,000	1,373,898
Western Massachusetts Electric Co.	3.50		09/15/21	250,000	258,018
WGL Holdings Inc.	2.25		11/01/19	2,125,000	2,115,731
Wisconsin Power and Light Co.	5.00		07/15/19	560,000	592,944
Total Utilities					43,789,294
Total Corporate Bonds (Cost $169,724,447)					170,145,827
Yankee Bonds | 12.2% of portfolio
ABN AMRO Bank N.V. (b)	2.10		01/18/19	650,000	651,016
ABN AMRO Bank N.V. (b)	1.80	(a)	01/18/19	900,000	903,347
Actavis Funding SCS	2.35		03/12/18	2,175,000	2,184,111
Alibaba Group Holding Ltd.	2.50		11/28/19	1,275,000	1,284,680
African Development Bank	8.80		09/01/19	1,350,000	1,536,335
Bayer US Finance LLC (b)	1.50		10/06/17	350,000	349,919

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	33

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Yankee Bonds | 12.2% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
China Funding Investment 2014-2	2.83	(a)	08/12/17	$5,175,000	$5,174,793
CNOOC Nexen Finance (2015) Australia Pty Ltd.	2.63		05/05/20	425,000	426,131
Daimler Finance NA LLC (b)	1.38		08/01/17	400,000	400,004
Daimler Finance NA LLC (b)	1.51	(a)	08/01/17	775,000	775,105
Deutsche Bank AG	2.85		05/10/19	1,250,000	1,263,374
Deutsche Bank AG	3.09	(a)	05/10/19	750,000	763,873
Hydro-Quebec	6.27		01/03/26	80,000	96,145
Landesbank Baden-Wuerttemberg	1.38		03/05/18	8,300,000	8,290,314
Landesbank Baden-Wuerttemberg	2.13		01/31/20	3,000,000	3,008,193
Landesbank Baden-Wuerttemberg	7.63		02/01/23	1,175,000	1,435,769
International Bank for Reconstruction and Development	0.00	(c)	05/01/18	295,000	290,622
Mizuho Bank Ltd. (b)	2.15		10/20/18	325,000	325,453
Pentair Finance S.A.	2.90		09/15/18	466,000	470,823
Petróleos Mexicanos S.A. de C.V. (b)	4.88	(a)	03/11/22	160,000	172,560
Petróleos Mexicanos S.A. de C.V.	2.46		12/15/25	373,150	374,093
Reckitt Benckiser Treasury Services plc. (b)	2.13		09/21/18	975,000	979,002
Santander UK plc	2.50		03/14/19	250,000	252,032
Santander UK plc	2.72	(a)	03/14/19	250,000	254,534
Shell International Finance BV	1.90		08/10/18	3,175,000	3,185,446
Shell International Finance BV	1.63		11/10/18	2,125,000	2,126,515
Shell International Finance BV	1.38		09/12/19	3,000,000	2,978,259
Shell International Finance BV	1.58	(a)	09/12/19	3,000,000	3,013,509
Shell International Finance BV	2.13		05/11/20	665,000	668,504
Sinopec Group Overseas Development (2015) Ltd. (b)	2.50		04/28/20	1,075,000	1,080,122
Sinopec Group Overseas Development (2016) Ltd. (b)	1.75		09/29/19	2,200,000	2,172,265
Sinopec Group Overseas Development (2017) Ltd. (b)	2.38		04/12/20	2,175,000	2,176,105
Standard Chartered Bank plc. (b)	2.10		08/19/19	700,000	697,456
Standard Chartered Bank plc. (b)	2.31	(a)	08/19/19	450,000	454,211
Statoil ASA	1.25		11/09/17	2,500,000	2,498,085
Statoil ASA	1.95		11/08/18	325,000	326,090
Sumitomo Mitsui Banking Corp.	1.76		10/19/18	2,225,000	2,221,965
Sumitomo Mitsui Banking Corp.	1.97		01/11/19	1,350,000	1,352,025
Toronto Dominion Bank	1.45		09/06/18	4,400,000	4,391,530
TransCanada PipeLines Ltd.	1.88		01/12/18	775,000	776,042
TransCanada PipeLines Ltd.	1.95	(a)	01/12/18	2,350,000	2,356,629
TransCanada PipeLines Ltd.	7.13		01/15/19	2,045,000	2,201,256
Total Yankee Bonds (Cost $66,232,763)					66,338,242
Asset-Backed Securities | 20.5% of portfolio
Access Group Inc. 01	1.55	(a)	05/25/29	750,823	738,185
Access Group Inc. 04-A	1.30	(a)	04/25/29	106,809	106,478
Access Group Inc. 05-B	1.41	(a)	07/25/35	1,647,944	1,554,149
Ally Master Owner Trust 14-5	1.65	(a)	10/15/19	4,500,000	4,503,803
Ally Master Owner Trust 14-5	1.60		10/15/19	4,000,000	4,000,800
Ally Master Owner Trust 15-2	1.83		01/15/21	725,000	725,121
Ally Master Owner Trust 17-3	1.57	(a)	06/15/22	750,000	750,654
Ally Master Owner Trust 17-3	2.04		06/15/22	900,000	896,852
American Credit Acceptance Receivables Trust 16-A (b)	2.37		05/12/20	118,067	118,097
Avant Loans Funding Trust 16-B (b)	3.92		08/15/19	54,470	54,511
Avant Loans Funding Trust 16-C (b)	2.96		09/16/19	84,549	84,587
Axis Equipment Finance Receivables LLC 15-1 (b)	1.90		03/20/20	500,793	500,464
Axis Equipment Finance Receivables LLC 16-A (b)	2.21		11/20/21	1,149,094	1,144,341
California Republic Auto Receivable Trust 15-3	2.13		05/17/21	2,100,000	2,107,045
CCR Inc. MT-100 Payment Rights Master Trust 12-C (b)	4.75		07/10/22	1,270,833	1,290,305
College Loan Corp Trust 07-2	1.41	(a)	01/25/24	19,395,000	19,159,062

34	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Asset-Backed Securities | 20.5% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
CPS Auto Trust 13-A (b)	1.31%		06/15/20	$260,755	$260,136
CPS Auto Trust 13-B (b)	1.82		09/15/20	286,652	286,495
CPS Auto Trust 14-C (b)	1.31		02/15/19	96,084	96,070
CPS Auto Trust 15-A (b)	1.53		07/15/19	447,406	447,183
CPS Auto Trust 17-A (b)	1.68		08/17/20	710,112	709,248
Credit Acceptance Auto Loan Trust 17-1 (b)	2.56		10/15/25	1,100,000	1,103,367
Credit Acceptance Auto Loan Trust 17-2 (b)	2.55		02/17/26	1,525,000	1,524,874
Edlinc Student Loan Funding Trust 12-A (b)	3.65	(a)	10/01/25	2,442,082	2,482,072
Education Loan Asset Backed Trust 13-1 (b)	2.02	(a)	11/25/33	6,963,762	6,707,880
Element Rail Leasing I LLC 14-1 (b)	2.30		04/19/44	2,022,312	1,984,924
Element Rail Leasing I LLC 15-1 (b)	2.71		02/19/45	747,559	736,489
Element Rail Leasing I LLC 16-1 (b)	3.97		03/19/46	411,599	416,130
Entergy New Orleans Storm Recovery Fund 15-1	2.67		06/01/27	832,509	840,667
Exeter Automobile Receivables Trust 15-3 (b)	2.00		03/16/20	270,730	270,768
Exeter Automobile Receivables Trust 16-1 (b)	2.35		07/15/20	69,246	69,341
Exeter Automobile Receivables Trust 16-3 (b)	1.84		11/16/20	752,441	750,697
Exeter Automobile Receivables Trust 17-1 (b)	1.96		03/15/21	1,044,240	1,042,339
Exeter Automobile Receivables Trust 17-2 (b)	2.11		06/15/21	1,627,968	1,627,135
Flagship Credit Auto Trust 15-3 (b)	2.38		10/15/20	481,382	481,972
Flagship Credit Auto Trust 17-1 (b)	1.93		12/15/21	1,401,316	1,401,839
Ford Credit Floorplan Master Owner Trust 16-1	1.76		02/15/21	1,250,000	1,249,741
Ford Credit Floorplan Master Owner Trust 16-1	2.06	(a)	02/15/21	1,250,000	1,262,085
Foursight Capital Automobile Receivables Trust 16-1 (b)	2.87		10/15/21	733,050	736,746
Foursight Capital Automobile Receivables Trust 17-1 (b)	2.37		04/15/22	841,975	840,964
GLS Auto Receivables Trust 17-1 (b)	2.67		04/15/21	1,975,000	1,974,388
FRS I LLC 13-1 (b)	1.80		04/15/43	113,863	112,687
KeyCorp Student Loan Trust 00-A	1.37	(a)	05/25/29	445,879	433,266
KeyCorp Student Loan Trust 00-B	1.35	(a)	07/25/29	598,956	585,150
KeyCorp Student Loan Trust 04-A	1.47	(a)	01/27/43	525,773	470,492
KeyCorp Student Loan Trust 05-A	1.55	(a)	09/27/40	425,493	380,464
KeyCorp Student Loan Trust 06-A	1.46	(a)	09/27/35	2,578,054	2,564,622
Longtrain Leasing III LLC 2015-1 (b)	2.98		01/15/45	601,143	589,887
Navistar Financial Dealer Note Master Trust 16-1 (b)	2.57	(a)	09/27/21	1,900,000	1,910,139
Nelnet Private Education Loan Trust 16-A (b)	3.60		12/26/40	2,780,681	2,778,930
One Main Financial Issuance Trust 14-2 (b)	2.47		09/18/24	610,788	611,585
One Main Financial Issuance Trust 15-2 (b)	2.57		07/18/25	811,635	812,562
One Main Direct Auto Receivables Trust 16-1 (b)	2.04		01/15/21	180,014	180,217
Oscar US Funding Trust 16-2 (b)	2.31		11/15/19	804,071	803,586
Prosper Marketplace Issuance Trust 17-1 (b)	2.56		06/15/23	950,000	949,629
Sierra Auto Receivables Securities Trust 16-1 (b)	2.85		01/18/22	445,340	445,561
Skopos Auto Receivables Trust 15-2 (b)	3.55		02/15/20	122,241	122,309
SLC Student Loan Trust 05-1	1.24	(a)	02/15/45	1,173,873	1,100,390
SLC Student Loan Trust 06-A	1.32	(a)	07/15/36	3,275,000	3,252,639
SLC Student Loan Trust 06-A	1.47	(a)	07/15/36	6,250,000	5,813,483
SLM Student Loan Trust 03-A	1.57	(a)	09/15/20	70,756	70,627
SLM Student Loan Trust 03-B	1.53	(a)	03/15/22	764,146	763,274
SLM Student Loan Trust 03-11	1.78	(a)	12/15/38	600,314	552,397
SLM Student Loan Trust 04-A	1.53	(a)	06/15/33	2,537,556	2,460,137
SLM Student Loan Trust 04-B	1.46	(a)	03/15/24	4,911,756	4,795,641
SLM Student Loan Trust 05-A	1.33	(a)	06/15/23	1,952,453	1,946,423
SLM Student Loan Trust 06-A	1.32	(a)	12/15/23	1,187,065	1,183,209
SLM Student Loan Trust 06-A	1.42	(a)	06/15/39	1,475,000	1,398,029
SLM Student Loan Trust 07-A	1.25	(a)	09/15/25	61,352	61,342
Small Business Administration 02-20K	5.08		11/01/22	15,976	16,818
SoFi Consumer Loan Program Trust 17-1 (b)	3.28		01/26/26	1,363,488	1,381,219
SoFi Consumer Loan Program Trust 17-3 (b)	2.77		05/25/26	630,620	633,859
SoFi Consumer Loan Program Trust 17-4 (b)	2.72		06/26/26	1,300,000	1,298,882

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	35

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Asset-Backed Securities | 20.5% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
ThunderRoad Motorcycle Trust 16-1 (b)	4.00%		09/15/22	$1,011,556	$1,019,593
United Auto Credit Securitization Trust 16-2 (b)	1.67		09/10/18	197,318	197,344
United Auto Credit Securitization Trust 17-1 (b)	1.89		05/10/19	2,550,000	2,549,968
Total Asset-Backed Securities (Cost $108,386,525)					111,284,364
Mortgage-Backed Securities | 2.2% of portfolio
Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	95,675	92,355
ACE Securities Corp. 06-ASL1	1.30	(a)	02/25/36	273,858	161,834
ACE Securities Corp. 06-SL1	1.54	(a)	09/25/35	109,224	66,411
Adjustable Rate Mortgage Trust 05-10	3.41	(a)	01/25/36	57,571	52,779
American Business Financial Services 02-1	7.01		12/15/32	65,322	63,907
American Home Mortgage Investment Trust 05-01	3.41	(a)	06/25/45	52,992	52,872
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	9,461	9,385
Amresco Residential Securities 98-1	7.24		10/25/27	40,861	44,998
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	79,571	67,820
Banc of America Funding Corp. 04-A	3.04	(a)	09/20/34	9,091	9,254
Banc of America Funding Corp. 05-G	3.07	(a)	10/20/35	187,350	185,478
Banc of America Funding Corp. 07-5	6.50		07/25/37	28,225	26,480
Banc of America Mortgage Securities Inc. 02-J	3.96	(a)	09/25/32	2,623	2,488
Banc of America Mortgage Securities Inc. 05-C	3.66	(a)	04/25/35	20,531	19,163
Bayview Financial Acquisition Trust 06-D	5.93		12/28/36	2,905,847	2,944,465
Bayview Financial Asset Trust 07-SR1A (b)	1.67	(a)	03/25/37	157,846	142,992
Bear Stearns Adjustable Rate Mortgage Trust 04-10	3.27	(a)	01/25/35	171,636	172,134
Bear Stearns Adjustable Rate Mortgage Trust 05-12	3.54	(a)	02/25/36	21,754	21,122
Bear Stearns ALT-A Trust 04-11	3.54	(a)	11/25/34	10,201	9,738
Bear Stearns ALT-A Trust 05-4	3.47	(a)	05/25/35	71,461	70,524
Bear Stearns ALT-A Trust 05-9	3.19	(a)	11/25/35	38,163	30,582
Bear Stearns ALT-A Trust 06-6	3.25	(a)	11/25/36	144,900	129,909
Bear Stearns Asset Backed Securities Trust 03-3	2.20	(a)	06/25/43	42,400	41,846
Bear Stearns Asset Backed Securities Trust 04-HE5	2.90	(a)	07/25/34	81,175	80,373
Bear Stearns Structured Products Inc., 00-1 (b)	7.33	(a)	08/28/33	796	744
CDC Mortgage Capital Trust 02-HE1	1.64	(a)	01/25/33	225,666	223,525
Chase Mortgage Finance Corp. 05-A1	3.15	(a)	12/25/35	7,214	6,993
Chaseflex Trust 05-2	6.00		06/25/35	85,160	77,768
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	10,111	10,167
CITICORP Mortgage Securities, Inc. 07-1	5.89	(d)	03/25/37	137,579	141,483
Citigroup Mortgage Loan Trust, Inc. 05-7	3.19	(a)	09/25/35	166,769	130,122
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	52,349	52,291
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	111,412	115,952
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	22,121	16,111
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	37,556	38,652
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	81,838	80,123
Countrywide Alternative Loan Trust 05-43	3.04	(a)	10/25/35	23,702	20,066
Countrywide Asset Backed Certificate 02-S2 (e)	5.98		01/25/17	20,436	20,404
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	53,883	54,247
Countrywide Asset Backed Certificate 04-S1	5.12		02/25/35	20,521	20,760
Countrywide Asset Backed Certificate 06-S7	5.71	(a)	11/25/35	33,956	33,823
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	17,443	17,243
Countrywide Home Loans 03-49	3.15	(a)	12/19/33	18,178	18,496
Countrywide Home Loans 05-HYB8	3.10	(a)	12/20/35	66,437	60,864
Countrywide Home Loans 06-HYB5	3.13	(a)	09/20/36	46,666	38,571
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	5,570	5,576
Credit Suisse First Boston Mortgage 03-AR24	3.32	(a)	10/25/33	131,239	129,405
Credit Suisse First Boston Mortgage 04-AR3	3.37	(a)	04/25/34	34,782	35,455
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	37,725	36,715
DLJ Mortgage Acceptance Corp. 91-3	2.53	(a)	01/25/21	904	909

36	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments Short-Term Bond Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Mortgage-Backed Securities | 2.2% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Encore Credit Receivables Trust 05-3	1.76	%(a)	10/25/35	$311,766	$311,723
FHLMC 2649	4.50		07/15/18	14,197	14,317
FHLMC 780754	2.76	(a)	08/01/33	2,507	2,634
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	8,781	8,781
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	3.00	(a)	09/25/34	16,033	15,682
First Horizon Mortgage Pass-Through Trust 05-AR2	3.57	(a)	05/25/35	54,654	50,386
FNMA 813842	2.72	(a)	01/01/35	8,565	8,894
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	25,035	24,124
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,011,444	1,049,283
GNMA 03-11	4.00		10/17/29	70,468	73,916
GNMA 03-26	1.62	(a)	04/16/33	7,512	7,552
GNMA 04-17	4.50		12/20/33	12,523	13,213
Green Tree Financial Corp. 98-5	6.22		03/01/30	60,580	64,685
GS Mortgage Loan Trust 03-10	2.87	(a)	10/25/33	77,182	75,149
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	13,206	13,370
GS Mortgage Loan Trust 05-AR3	3.53	(a)	05/25/35	47,442	46,786
GS Mortgage Loan Trust 05-AR6	3.24	(a)	09/25/35	28,177	28,103
Home Equity Mortgage Trust 06-1	5.80		05/25/36	800,143	690,251
Home Equity Mortgage Trust 06-2	5.91	(a)	07/25/36	1,120,000	66,318
Home Savings of America 9	0.00	(a)	11/25/17	2,472	2,471
Home Savings of America 11	4.85	(a)	01/25/18	1,351	1,358
IMPAC Secured Assets Corp. 03-3	4.90	(a)	08/25/33	81,439	83,484
Indymac Indx Mortgage Loan Trust 05-AR15	3.24	(a)	09/25/35	25,093	23,250
Indymac Residential Mortgage-Backed Trust 05-L1 (e)	1.42	(a)	07/25/13	177,503	90,526
JP Morgan Mortgage Trust 05-A2	3.10	(a)	04/25/35	156,530	154,714
Lehman ABS Manufactured Housing Contract 01-B	4.35		04/15/40	22,747	23,046
Master Adjustable Rate Mortgages Trust 04-13	3.08	(a)	04/21/34	12,521	12,871
Master Adjustable Rate Mortgages Trust 05-1	3.27	(a)	01/25/35	12,862	12,600
Master Alternative Loans Trust 03-5	6.00		08/25/33	31,083	32,648
Master Asset Backed Securities Trust 07-NCW (b)	1.32	(a)	05/25/37	338,210	320,260
Master Asset Securitization Trust 07-1	6.00		10/25/22	10,414	10,254
Merrill Lynch Mortgage Investors Trust 03-A2	2.93	(a)	02/25/33	23,047	22,538
Morgan Stanley Mortgage Loan Trust 05-5AR	3.29	(a)	09/25/35	25,829	20,982
Morgan Stanley Mortgage Loan Trust 06-1AR	3.27	(a)	02/25/36	90,246	68,807
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	153,236
New Century Home Equity Loan Trust 97-NC5	7.20	(a)	10/25/28	1	1
Nomura Asset Acceptance Corporation 06-AF2	1.12	(a)	08/25/36	160,617	57,767
Nomura Asset Acceptance Corporation 07-1	5.96		03/25/47	148,093	147,227
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	205,060	203,638
Oakwood Mortgage Investors, Inc. 02-A (e)	1.24	(a)	09/15/14	89,062	82,861
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	11,421	10,510
Prime Mortgage Trust 05-2	5.00		07/25/20	6,682	6,710
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	24,274	24,255
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	211,938	191,134
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	63,955	64,012
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	13,453	13,586
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	109,116	94,780
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	2,775	2,785
Residential Funding Mortgage Securities I 05-SA2	3.59	(a)	06/25/35	23,660	19,694
Residential Funding Mortgage Securities I 06-SA1	4.29	(a)	02/25/36	26,484	23,738
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	6,737	6,720
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	7	7
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	3.30	(a)	03/25/34	11,666	11,790
Structured Adjustable Rate Mortgage Loan Trust 04-4	3.38	(a)	04/25/34	271,002	269,646
Structured Adjustable Rate Mortgage Loan Trust 04-11	3.31	(a)	08/25/34	27,985	27,441
Structured Adjustable Rate Mortgage Loan Trust 04-18	3.66	(a)	12/25/34	53,609	42,086
Structured Adjustable Rate Mortgage Loan Trust 05-11	3.31	(a)	05/25/35	171,436	159,195

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	37

Portfolio of Investments Short-Term Bond Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Mortgage-Backed Securities | 2.2% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Structured Adjustable Rate Mortgage Loan Trust 06-1	3.11	%(a)	02/25/36	$14,954	$13,130
Structured Adjustable Rate Mortgage Loan Trust 06-4	3.21	(a)	05/25/36	52,611	41,752
Structured Adjustable Rate Mortgage Loan Trust 06-4	3.29	(a)	05/25/36	54,977	46,426
Structured Asset Mortgage Investments 04-AR5	2.92	(a)	10/19/34	21,094	20,601
Structured Asset Securities Corp. 98-RF1 (b)	5.77	(a)	04/15/27	16,816	16,677
Structured Asset Securities Corp. 03-37A	3.29	(a)	12/25/33	106,514	104,841
Terwin Mortgage Trust 04-5HE	1.91	(a)	06/25/35	471,910	437,558
Wachovia Mortgage Loan Trust 06-A	3.13	(a)	05/20/36	59,994	56,944
Washington Mutual Mortgage Securities Corp. 04-AR3	3.13	(a)	06/25/34	30,251	30,658
Washington Mutual Mortgage Securities Corp. 04-AR14	2.91	(a)	01/25/35	52,233	53,178
Washington Mutual MSC Mortgage Pass-Through
Certificates 03-MS2	5.00		03/25/18	2,045	2,051
Wells Fargo Mortgage Backed Securities Trust 04-B	3.02	(a)	02/25/34	9,865	9,857
Wells Fargo Mortgage Backed Securities Trust 04-E	3.32	(a)	05/25/34	12,366	12,512
Wells Fargo Mortgage Backed Securities Trust 04-EE	3.58	(a)	12/25/34	10,190	10,539
Wells Fargo Mortgage Backed Securities Trust 04-F	3.15	(a)	06/25/34	29,854	30,232
Wells Fargo Mortgage Backed Securities Trust 04-I	3.18	(a)	07/25/34	2,350	2,387
Wells Fargo Mortgage Backed Securities Trust 04-K	3.48	(a)	07/25/34	44,685	44,879
Wells Fargo Mortgage Backed Securities Trust 04-K	3.43	(a)	07/25/34	15,289	15,902
Wells Fargo Mortgage Backed Securities Trust 04-K	3.43	(a)	07/25/34	17,009	17,344
Wells Fargo Mortgage Backed Securities Trust 04-R	3.03	(a)	09/25/34	20,255	20,772
Wells Fargo Mortgage Backed Securities Trust 05-AR14	3.10	(a)	08/25/35	10,830	10,919
Wells Fargo Mortgage Backed Securities Trust 05-AR15	3.05	(a)	09/25/35	82,936	81,758
Wells Fargo Mortgage Backed Securities Trust 05-AR16	3.09	(a)	10/25/35	21,504	21,026
Wells Fargo Mortgage Backed Securities Trust 06-AR4	3.36	(a)	04/25/36	19,190	17,508
Wells Fargo Mortgage Backed Securities Trust 06-AR19	3.03	(a)	12/25/36	12,885	11,889
Total Mortgage-Backed Securities
(Cost $13,612,747)					12,074,509
Municipal Bonds | 22.0% of portfolio

Alaska | 1.1%
Alaska Housing Finance Corp.	2.80		12/01/26	10,000	9,804
Alaska Housing Finance Corp.	1.85	(a)	06/01/43	5,150,000	5,152,163
Alaska Student Loan Corp.	1.72	(a)	08/25/31	722,306	719,807
Total Alaska					5,881,774

California | 0.4%
Desert Sands California Unified School District	2.28		06/01/19	375,000	376,590
Fresno County CA Pension Obligation	0.00	(c)	08/15/22	650,000	555,113
Stockton California Pension Obligation	5.14		09/01/17	415,000	415,419
University of California	2.85		05/15/20	540,000	553,230
Total California					1,900,352

Colorado | 0.8%
Colorado Housing & Finance Authority	1.69		05/01/18	1,190,000	1,189,595
Colorado State Department of Corrections	2.26		09/01/17	3,375,000	3,381,041
Total Colorado					4,570,636

Florida | 0.8%
Florida State Board of Administration Finance Corp.	2.16		07/01/19	4,375,000	4,399,806
Total Florida					4,399,806

38	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments Short-Term Bond Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Municipal Bonds | 22.0% of portfolio (Continued)

Illinois | 0.9%	Interest Rate		Maturity Date	Face Amount	Value
Illinois, State of Sales Tax Revenue	2.23%		06/15/19	$3,625,000	$3,623,333
Village of Rosemont Illinois	2.77		12/01/18	1,375,000	1,391,954
Total Illinois					5,015,287

Indiana | 0.1%
Indiana Bond Bank	2.08		01/15/19	300,000	302,130
Total Indiana					302,130

Louisiana | 0.5%
New Orleans Louisiana	2.12		09/01/17	825,000	825,866
New Orleans Louisiana	2.80		09/01/19	1,725,000	1,742,285
Total Louisiana					2,568,151

Michigan | 0.1%
Wayne County Michigan	4.25		12/01/18	545,000	550,941
Total Michigan					550,941

Mississippi | less than 0.1%
Mississippi, State of	2.40		10/01/22	225,000	226,838
Total Mississippi					226,838

Missouri | 0.1%
Missouri Higher Education Loan Authority	1.85	(a)	01/26/26	253,707	251,720
Total Missouri					251,720

New Jersey | 4.4%
New Jersey Economic Development Authority	0.00	(c)	02/15/18	3,125,000	3,077,406
New Jersey Economic Development Authority	0.00	(c)	02/15/19	4,990,000	4,782,416
New Jersey Economic Development Authority	0.00	(c)	02/15/20	12,575,000	11,714,493
New Jersey Economic Development Authority	0.00	(c)	02/15/21	1,350,000	1,203,593
New Jersey Economic Development Authority	0.00	(c)	02/15/22	1,005,000	858,471
New Jersey Economic Development Authority	0.00	(c)	02/15/24	3,200,000	2,443,776
Total New Jersey					24,080,155

New York | 4.0%
New York City, NY Transitional Finance Authority	1.80		08/01/18	1,475,000	1,483,009
New York City, NY Transitional Finance Authority	1.85		05/01/19	2,025,000	2,032,108
New York City, NY Transitional Finance Authority	2.45		08/01/20	1,000,000	1,010,540
New York City, NY Transitional Finance Authority	2.75		11/01/20	2,695,000	2,748,523
New York City, NY Transitional Finance Authority	2.85		02/01/21	2,775,000	2,841,406
New York City, NY Transitional Finance Authority	2.15		02/01/21	2,100,000	2,100,000
New York State Urban Development Corp.	2.35		03/15/20	4,350,000	4,420,644
New York State Urban Development Corp.	2.10		03/15/22	4,850,000	4,840,154
Utility Debt Securitization Authority, NY	2.04		06/15/21	387,000	386,478
Total New York					21,862,862

North Carolina | 0.3%
North Carolina Housing Finance Agency	4.00		01/01/30	1,070,000	1,095,541
North Carolina State Education Assistance Authority	2.02	(a)	07/25/39	657,046	658,531
Total North Carolina					1,754,072

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	39

Portfolio of Investments Short-Term Bond Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Municipal Bonds | 22.0% of portfolio (Continued)

Oklahoma | 0.1%	Interest Rate		Maturity Date	Face Amount	Value
Oklahoma Student Loan Authority	1.72	(a)	02/25/32	$538,164	$532,632
Total Oklahoma					532,632

Pennsylvania | 4.3%
Lehigh County Authority PA	3.44		12/01/18	3,825,000	3,879,736
Pennsylvania Higher Education Assistance Agency (b)	1.57	(a)	05/25/57	224,031	221,384
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/18	9,720,000	9,531,724
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/19	2,500,000	2,373,950
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/20	5,285,000	4,841,483
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/20	1,730,000	1,573,175
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/22	1,400,000	1,183,252
Total Pennsylvania					23,604,704

Puerto Rico | 1.8%
Puerto Rico, Commonwealth of	5.50		07/01/17	320,000	320,000
Puerto Rico, Commonwealth of	5.50		07/01/17	230,000	230,000
Puerto Rico, Commonwealth of	5.50		07/01/18	340,000	349,874
Puerto Rico, Commonwealth of	5.25		07/01/18	325,000	334,519
Puerto Rico, Commonwealth of	5.25		07/01/18	390,000	401,423
Puerto Rico, Commonwealth of	5.50		07/01/19	250,000	265,043
Puerto Rico Electric Power Authority	5.00		07/01/18	300,000	305,142
Puerto Rico Electric Power Authority	5.00		07/01/17	330,000	330,000
Puerto Rico Electric Power Authority	5.50		07/01/17	500,000	500,000
Puerto Rico Highway & Transportation Authority	5.50		07/01/17	725,000	725,000
Puerto Rico Highway & Transportation Authority	6.00		07/01/18	420,000	434,855
Puerto Rico Highway & Transportation Authority	5.50		07/01/19	1,800,000	1,902,186
Puerto Rico Highway & Transportation Authority	6.25		07/01/21	2,400,000	2,643,888
Puerto Rico Sales Tax Financing Corp.	5.25		08/01/19	3,175,000	817,562
Puerto Rico Sales Tax Financing Corp.	4.38		08/01/20	905,000	233,046
Total Puerto Rico					9,792,538

Texas | 0.6%
Austin TX	1.58		09/01/17	3,250,000	3,251,300
Total Texas					3,251,300

Vermont | 0.2%
Vermont Student Assistance Corp.	1.74	(a)	07/28/34	844,754	844,424
Total Vermont					844,424

Washington | 0.2%
Energy Northwest, WA	2.15		07/01/18	850,000	854,896
Total Washington					854,896

Wisconsin | 1.3%
Wisconsin, Public Finance Authority	2.50		09/01/18	2,250,000	2,250,517
Wisconsin, Public Finance Authority	2.63		11/01/19	2,375,000	2,363,172
Wisconsin, Public Finance Authority	2.82		03/01/20	910,000	909,536

40	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments Short-Term Bond Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Municipal Bonds | 22.0% of portfolio (Continued)

Wisconsin | 1.3% (Continued)	Interest Rate/ Yield		Maturity Date	Face Amount	Value
Wisconsin, Public Finance Authority	2.75%		06/01/20	$1,575,000	$1,569,960
Total Wisconsin					7,093,185
Total Municipal Bonds (Cost $121,022,792)					119,338,403
U.S. Government and Agency Obligations | 2.7% of portfolio
Overseas Private Investment Corp.	1.30		06/15/19	342,857	340,900
Overseas Private Investment Corp.	1.50	(f)	11/15/20	1,075,000	1,157,219
Overseas Private Investment Corp.	2.52		09/15/22	1,750,000	1,765,185
Tennessee Valley Authority	0.00	(c)	06/15/21	595,000	545,338
U.S. Department of Housing & Urban Development	1.88		08/01/19	950,000	957,305
U.S. Department of Housing & Urban Development	6.07		08/01/21	10,000	10,043
U.S. Department of Housing & Urban Development	6.12		08/01/22	109,000	109,460
U.S. Treasury Notes	1.88		08/31/17	1,925,000	1,927,770
U.S. Treasury Notes	1.00		09/15/17	1,700,000	1,699,750
U.S. Treasury Notes	1.63		04/30/19	1,975,000	1,983,564
U.S. Treasury Notes	1.50		06/15/20	2,175,000	2,171,772
U.S. Treasury Notes	1.38		10/31/20	2,175,000	2,157,158
Total U.S. Government and Agency Obligations (Cost $14,754,716)					14,825,464
Certificates of Deposit | 0.5% of portfolio
American Express Bank FSB	1.65		07/09/18	250,000	250,338
American Express Centurion Bank	1.60		06/25/18	250,000	249,905
Capital One Bank USA NA	1.65		07/09/18	250,000	250,338
Capital One NA	1.60		07/16/18	250,000	250,331
Comenity Capital Bank	1.75		08/10/18	250,000	250,854
Compass Bank	1.30		07/31/17	250,000	250,070
Discover Bank	1.65		07/09/18	250,000	250,744
Goldman Sachs Bank USA	1.65		07/16/18	250,000	250,331
Sallie Mae Bank	1.50		10/30/17	250,000	250,106
State Bank of India NY	1.60		12/05/17	250,000	250,065
World's Foremost Bank	1.70		07/16/18	200,000	200,265
Total Certificates of Deposit (Cost $2,700,000)					2,703,347
Commercial Paper | 8.5% of portfolio
CenterPoint Energy Resources Corp. (b)	1.33		07/03/17	8,215,000	8,214,038
China Power International Development Ltd.	1.40		07/05/17	8,000,000	7,998,680
China Power International Development Ltd.	1.50		07/06/17	2,000,000	1,999,537
China Power International Development Ltd.	1.47		07/07/17	8,000,000	7,998,149
ICBCIL Finance Co. Ltd. (b)	1.62		08/23/17	6,000,000	5,986,230
VW Credit Inc. (b)	1.40		07/07/17	7,000,000	6,998,067
Westar Energy Inc. (b)	1.40		07/10/17	7,000,000	6,997,218
Total Commercial Paper (Cost $46,192,334)					46,191,919

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	41

Portfolio of Investments Short-Term Bond Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Money Market | less than 0.1% of portfolio

	Yield		Shares	Value
State Street Institutional U.S. Government Money Market Fund
(Premier Class)	0.88	%(g)	972	$972
Total Money Market (Cost $972)				972

Total Investment in Securities | 100% (Cost $542,627,296)				$542,903,047

(a)	Variable coupon rate as of June 30, 2017.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $104,713,100 and represents 19.3% of total investments.

(c)	Zero coupon security, purchased at a discount.

(d)	Step coupon security, the current rate may be adjusted upwards before maturity date.

(e)	Security did not mature on maturity date. While additional principal and interest have been received past the maturity date, the amount and timing of future payments is uncertain.

(f)	Interest is paid at put date.

(g)	7-day yield at June 30, 2017.

NA – National Association

LLC – Limited Liablity Company

SCS – Société En Commandite Simple

NV – Naamloze Vennootschap

ULC – Unlimited Liability Corporation

AG – Aktiengesellschaft

SA – Sociedad Anónima or Société Anonyme

S.A. de C.V. – Sociedad Anonima de Capital Variable

plc – Public Limited Company

BV – Besloten Vennootschap

ASA – Allmennaksjeselskap

42	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Stock Index Fund  |  June 30, 2017

	Cost	Value
Investment in S&P 500 Index Master Portfolio	$49,923,813	$132,602,901

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. As of June 30, 2017, the Stock Index Fund's ownership interest in the S&P 500 Index Master Portfolio was 1.07%. See the Portfolio of Investments for the S&P 500 Index Master Portfolio for holdings information.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	43

Portfolio of Investments

Value Fund  |  June 30, 2017  |  (Unaudited)

Common Stocks | 97.4% of portfolio

Consumer Discretionary | 5.0%	Shares	Value
Auto Components
Adient plc	85,743	$5,605,877
Cooper Tire & Rubber Co.	440,000	15,884,000
Distributors
Genuine Parts Co.	240,400	22,299,504
LKQ Corp. (a)	207,345	6,832,018
Total Consumer Discretionary		50,621,399

Energy | 9.7%
Energy Equipment & Services
Baker Hughes Inc.	187,000	10,193,370
Helmerich & Payne, Inc.	110,000	5,977,400
Oil, Gas, & Consumable Fuels
Apache Corp.	75,268	3,607,595
Chevron Corp.	295,000	30,777,350
ConocoPhillips	452,400	19,887,504
Marathon Oil Corp.	663,100	7,857,735
Royal Dutch Shell plc ADR	353,000	19,213,790
Total Energy		97,514,744

Financials | 16.2%
Banks
Bank of America Corp.	625,200	15,167,352
Citigroup Inc.	250,000	16,720,000
JPMorgan Chase & Co.	517,600	47,308,640
Wells Fargo & Co.	221,000	12,245,610
Insurance
Allstate Corp. (The)	369,000	32,634,360
American International Group, Inc.	423,298	26,464,591
Chubb Limited	85,469	12,425,483
Total Financials		162,966,036

Health Care | 18.9%
Health Care Equipment & Supplies
Abbott Laboratories	399,000	19,395,390
Medtronic, plc	198,465	17,613,769
Life Sciences Tools & Services
Mettler-Toledo International Inc. (a)	45,000	26,484,300
Pharmaceuticals
Bristol-Myers Squibb Co.	719,700	40,101,684
GlaxoSmithKline plc ADR	454,000	19,576,480
Merck & Co., Inc.	456,000	29,225,040
Pfizer, Inc.	1,107,000	37,184,130
Total Health Care		189,580,793

Industrials | 15.7%
Airlines
Southwest Airlines Co.	844,100	52,452,374
Building Products
Johnson Controls International plc	157,431	6,826,208
Industrial Conglomerates
Honeywell International Inc.	281,100	37,467,819

Industrials | 15.7% (Continued)	Shares	Value
Machinery
Flowserve Corp.	285,900	$13,274,337
Parker-Hannifin Corp.	246,400	39,379,648
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	130,500	7,706,025
Total Industrials		157,106,411

Information Technology | 20.9%
Communications Equipment
Cisco Systems, Inc.	1,343,500	42,051,550
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	20,681,038
Internet Software & Services
Alphabet Inc. (Class C) (a)	34,000	30,896,820
IT Services
Leidos Holdings Inc.	250,750	12,961,268
Visa Inc. (Class A)	356,000	33,385,680
Semiconductors & Semiconductor Equipment
Intel Corp.	1,185,000	39,981,900
Software
Microsoft Corp.	427,000	29,433,110
Total Information Technology		209,391,366

Materials | 11.0%
Chemicals
Dow Chemical Co. (The)	711,900	44,899,533
Containers & Packaging
Avery Dennison Corp.	520,000	45,952,400
Bemis Co., Inc.	433,600	20,054,000
Total Materials		110,905,933
Total Common Stocks (Cost $550,387,617)		978,086,682

Commercial Paper | 2.6%	Face Amount
CenterPoint Energy Resources Corp., 1.33%, 07/03/2017 (b)	$11,124,000	11,122,698
Institutional Secured Funding Jersey LTD., 1.25%, 07/03/2017 (b)	14,532,000	14,530,565
Total Commercial Paper (Cost $25,654,169)		25,653,263

44	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Value Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Money Market Fund | Less than 0.1% of portfolio

	Shares	Value
State Street Institutional U.S. Government Money Market Fund (Premier Class), 0.88% (c)	777	$777
Total Money Market Fund (Cost $777)		777

Total Investments in Securities (Cost $576,042,563) | 100%		$1,003,740,722

(a)	Non-income producing.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $25,653,263 and represents 2.6% of total investments.

(c)	7-day yield at June 30, 2017.

plc	– Public Limited Company

ADR	– American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	45

Portfolio of Investments

Growth Fund  |  June 30, 2017  |  (Unaudited)

Common Stocks | 97.6% of portfolio

Consumer Discretionary | 21.9%	Shares	Value
Automobiles
Ferrari NV	7,453	$641,107
Tesla Inc. (a)	3,890	1,406,663
Hotels, Restaurants & Leisure
Hilton Worldwide Holdings Inc.	22,901	1,416,427
MGM Resorts International	33,697	1,054,379
Restaurant Brands International Inc.	2,764	172,860
Starbucks Corp.	24,278	1,415,650
Yum! Brands, Inc.	8,400	619,584
Internet & Direct Marketing Retail
Amazon.com, Inc. (a)	11,180	10,822,240
Netflix, Inc. (a)	6,000	896,460
Priceline Group, Inc. (The) (a)	4,180	7,818,774
Multiline Retail
Dollar General Corp.	29,900	2,155,491
Specialty Retail
Home Depot, Inc. (The)	13,200	2,024,880
O'Reilly Automotive, Inc. (a)	3,700	809,338
Ross Stores, Inc.	14,400	831,312
Total Consumer Discretionary		32,085,165

Consumer Staples | 1.5%
Tobacco
Philip Morris International Inc.	19,200	2,255,040
Total Consumer Staples		2,255,040

Financials | 6.4%
Banks
Citizens Financial Group, Inc.	19,400	692,192
First Republic Bank	15,589	1,560,459
Capital Markets
Charles Schwab Corp. (The)	21,310	915,478
Intercontinental Exchange, Inc.	31,000	2,043,520
Morgan Stanley	67,905	3,025,847
TD Ameritrade Holding Corp.	27,750	1,192,972
Total Financials		9,430,468

Health Care | 20.1%
Biotechnology
Alexion Pharmaceuticals Inc. (a)	13,673	1,663,594
Alnylam Pharmaceuticals, Inc. (a)	3,678	293,357
Biogen Inc. (a)	5,809	1,576,330
Celgene Corp. (a)	6,400	831,168
Incyte Corp. (a)	5,400	679,914
Vertex Pharmaceuticals, Inc. (a)	16,880	2,175,326
Health Care Equipment & Supplies
Becton, Dickinson and Co.	12,621	2,462,483
Danaher Corp.	16,700	1,409,313
Intuitive Surgical, Inc. (a)	3,901	3,648,878
Stryker Corp.	14,933	2,072,402
Health Care Providers & Services
Aetna Inc.	5,710	866,949
Anthem, Inc.	7,766	1,461,018

Health Care | 20.1% (Continued)	Shares	Value
Centene Corp. (a)	9,000	$718,920
Cigna Corp.	11,979	2,005,165
Humana Inc.	7,967	1,917,020
Unitedhealth Group Inc.	22,600	4,190,492
Pharmaceuticals
Merck & Co., Inc.	23,300	1,493,297
Total Health Care		29,465,626

Industrials | 7.9%
Aerospace & Defense
Boeing Co. (The)	24,757	4,895,696
Airlines
Alaska Air Group, Inc.	18,451	1,656,162
American Airlines Group Inc.	47,750	2,402,780
Building Products
Fortune Brands Home & Security, Inc.	8,720	568,893
Commercial Services & Supplies
Waste Connections, Inc.	21,450	1,381,809
Machinery
Fortive Corp.	11,100	703,185
Total Industrials		11,608,525

Information Technology | 38.2%
Internet Software & Services
Alibaba Group Holding Ltd. ADR (a)	24,800	3,494,320
Alphabet Inc. (Class A) (a)	7,130	6,628,618
Alphabet Inc. (Class C) (a)	3,960	3,598,571
Facebook, Inc. (Class A) (a)	44,200	6,673,316
Tencent Holdings Ltd. ADR	42,900	1,542,684
IT Services
PayPal Holdings, Inc. (a)	63,200	3,391,944
Visa Inc. (Class A)	65,800	6,170,724
Semiconductors & Semiconductor Equipment
ASML Holding NV ADR	4,200	547,302
NVIDIA Corp.	2,000	289,120
NXP Semiconductors NV (a)	13,054	1,428,760
Xilinx, Inc.	18,282	1,175,898
Software
Electronic Arts Inc. (a)	8,500	898,620
Intuit Inc.	13,521	1,795,724
Microsoft Corp.	84,300	5,810,799
Red Hat, Inc. (a)	19,400	1,857,550
salesforce.com, Inc. (a)	29,300	2,537,380
ServiceNow, Inc. (a)	16,887	1,790,022
Snap Inc. (a)	28,289	502,696
Workday, Inc. (Class A) (a)	1,600	155,200
Technology Hardware, Storage, & Peripherals
Apple Inc.	40,400	5,818,408
Total Information Technology		56,107,656

46	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Growth Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Common Stocks | 97.6% of portfolio (Continued)

Real Estate | 0.6%	Shares	Value
Equity Real Estate Investment Trusts (REITs)
Crown Castle International Corp.	8,400	$841,512
Total Real Estate		841,512

Telecommunication Services | 1.0%
Wireless Telecommunication Services
T-Mobile US, Inc. (a)	24,700	1,497,314
Total Telecommunication Services		1,497,314
Total Common Stocks (Cost $102,620,217)		143,291,306
Money Market Fund | 2.4% of portfolio
State Street Institutional U.S. Government Money Market Fund (Premier Class), 0.88% (b)	3,565,963	3,565,963
Total Money Market Fund (Cost $3,565,963)		3,565,963

Total Investments in Securities (Cost $106,186,180) | 100%		$146,857,269

(a)	Non-income producing.

(b)	7-day yield at June 30, 2017.

NV	– Naamloze Vennottschap

plc	– Public Limited Company

ADR	– American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	47

Portfolio of Investments

Small-Company Stock Fund  |  June 30, 2017  |  (Unaudited)

Common Stocks | 99.0% of portfolio

Consumer Discretionary | 12.6%	Shares	Value
Auto Components
Cooper Tire & Rubber Co.	799,450	$28,860,145
Distributors
Core-Mark Holding Company, Inc.	739,592	24,450,911
Hotels, Restaurants, & Leisure
BJ's Restaurants, Inc. (a)	657,427	24,489,156
Cracker Barrel Old Country Store, Inc.	210,209	35,157,455
Multiline Retail
Fred's, Inc. (Class A)	1,685,683	15,558,854
Specialty Retail
Francesca's Holdings Corp. (a)	985,261	10,778,755
Textiles, Apparel, & Luxury Goods
G-III Apparel Group, Ltd. (a)	685,252	17,097,037
Total Consumer Discretionary		156,392,313

Consumer Staples | 2.0%
Food & Staples Retailing
United Natural Foods, Inc. (a)	668,100	24,519,270
Total Consumer Staples		24,519,270

Energy | 1.6%
Energy Equipment & Services
Rowan Companies plc (a)	248,000	2,539,520
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	59,400	5,584,194
Rockwater Energy Solutions, Inc. (Class A-1) (a) (b)	676,500	11,500,500
Total Energy		19,624,214

Financials | 20.4%
Banks
Access National Corp.	17,660	468,343
FB Financial Corp. (a)	161,577	5,847,472
Glacier Bancorp, Inc.	629,000	23,027,690
National Bankshares, Inc. (Virginia)	448,702	18,307,042
State Bank Financial Corp.	1,231,700	33,403,704
Sterling Bancorp	1,087,900	25,293,675
Texas Capital Bancshares, Inc. (a)	533,417	41,286,476
United Bankshares, Inc.	414,311	16,240,991
Consumer Finance
Encore Capital Group, Inc. (a)	1,236,289	49,637,003
Insurance
Kinsale Capital Group, Inc.	656,980	24,511,924
National General Holdings Corp.	691,963	14,600,419
Total Financials		252,624,739

Health Care | 2.8%
Health Care Equipment & Supplies
STERIS plc	342,112	$27,882,128
Life Sciences Tools & Services
NanoString Technologies, Inc. (a)	395,418	6,540,214
Total Health Care		34,422,342

Industrials | 39.8%	Shares	Value
Aerospace & Defense
BWX Technologies, Inc.	626,200	$30,527,250
Huntington Ingalls Industries, Inc.	135,000	25,131,600
Triumph Group, Inc.	737,800	23,314,480
Air Freight & Logistics
Radiant Logistics, Inc. (a)	1,444,100	7,769,258
Building Products
NCI Building Systems, Inc. (a)	1,181,831	19,736,578
Construction & Engineering
Comfort Systems USA, Inc.	50,994	1,891,877
Dycom Industries, Inc. (a)	1,135,299	101,631,966
Orion Group Holdings, Inc. (a)	1,853,794	13,847,841
Primoris Services Corp.	1,102,400	27,493,856
Industrial Conglomerates
Carlisle Companies Inc.	125,600	11,982,240
Machinery
Manitowoc Co., Inc. (The)	759,400	4,563,994
NN, Inc.	1,348,200	37,008,090
Standex International Corp.	328,244	29,771,731
Welbilt, Inc. (a)	759,400	14,314,690
Road & Rail
Covenant Transportation Group, Inc. (Class A) (a)	605,200	10,609,156
Knight Transportation, Inc.	1,382,732	51,230,221
Werner Enterprises, Inc.	1,304,181	38,277,712
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	738,374	43,600,985
Total Industrials		492,703,525

Information Technology | 10.9%
Electronic Equipment, Instruments, & Components
Belden Inc.	337,585	25,464,037
Internet Software & Services
comScore, Inc. (a)	753,000	19,766,250
j2 Global, Inc	82,196	6,994,058
IT Services
Cass Information Systems, Inc.	223,814	14,691,151
Computer Services, Inc.	585,362	27,512,014
ManTech International Corp. (Class A)	824,966	34,137,093
Technology Hardware, Storage, & Peripherals
Western Digital Corp.	70,000	6,202,000
Total Information Technology		134,766,603

Materials | 8.4%
Chemicals
GCP Applied Technologies Inc. (a)	160,400	4,892,200
PolyOne Corp.	1,024,246	39,679,290
Westlake Chemical Corp.	231,400	15,320,994
Construction Materials
Summit Materials, Inc. (Class A) (a)	1,125,078	32,481,002
Containers & Packaging
Myers Industries, Inc.	633,639	11,373,820
Total Materials		103,747,306

48	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Small-Company Stock Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Common Stocks | 99.0% of portfolio (Continued)

Real Estate | 0.5%	Shares	Value
Equity Real Estate Investment Trusts (REITS)
QTS Realty Trust, Inc. (Class A)	118,993	$6,226,904
Total Real Estate		6,226,904
Total Common Stocks (Cost $858,849,184)		1,225,027,216
Commercial Paper | 1.0% of portfolio

	Face Amount
Hasbro Inc., 1.3%, 07/03/2017 (b)	$12,199,000	12,197,572
Total Commercial Paper (Cost $12,198,119)		12,197,572
Money Market Fund | Less than 0.1% of portfolio

	Shares
State Street Institutional U.S. Government Money Market Fund (Premier Class), 0.88% (c)	445	445
Total Money Market Fund (Cost $445)		445

Total Investments in Securities (Cost $871,047,748) | 100%		$1,237,225,233

(a)	Non-income producing.

(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. The total of such securities at period-end amounts to $23,698,072 and represents 1.9% of total investment.

(c)	7-day yield at June 30, 2017.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	49

Portfolio of Investments

International Equity Fund  |  June 30, 2017  |  (Unaudited)

Common Stocks | 96.1% of portfolio

Australia | 1.0%	Shares	Value
CSL Ltd.	6,177	$655,563
Total Australia		655,563

Brazil | 0.5%
Itaú Unibanco Holding SA ADR (Class A)	28,820	318,461
Total Brazil		318,461

Britain | 11.8%
BBA Aviation plc	128,600	514,830
HSBC Holdings plc	113,106	1,049,846
Royal Dutch Shell plc (Class B)	71,176	1,910,819
Shire plc	20,000	1,102,778
Unilever plc	25,877	1,400,408
WPP plc	73,580	1,549,349
Total Britain		7,528,030

Canada | 2.3%
Canadian National Railway Co.	18,100	1,467,005
Total Canada		1,467,005

China | 0.8%
Baidu, Inc. ADR (a)	2,920	522,271
Total China		522,271

France | 10.1%
Air Liquide SA	12,125	1,498,600
Dassault Systèmes SA	26,900	2,412,683
L’Oréal SA	8,403	1,752,146
LVMH Moët Hennessy—Louis Vuitton SE	3,108	777,172
Total France		6,440,601

Germany | 19.5%
Allianz SE REG	12,273	2,421,978
Bayer AG REG	18,600	2,410,747
Bayerische Motoren Werke AG	11,334	1,054,144
Fresenius Medical Care AG & Co. KGaA	10,064	971,142
FUCHS PETROLUB SE	4,127	194,747
FUCHS PETROLUB SE (Preferred)	8,689	473,576
Infineon Technologies AG	45,000	955,825
Linde AG	5,601	1,066,167
SAP SE ADR	21,000	2,198,070
Symrise AG	10,036	712,057
Total Germany		12,458,453

Hong Kong | 4.3%
AIA Group Ltd.	375,700	2,748,756
Total Hong Kong		2,748,756

India | 0.5%	Shares	Value
HDFC Bank Ltd. ADR	1,790	$155,676
ICICI Bank Ltd. ADR	15,180	136,165
Total India		291,841

Israel | 2.9%
Check Point Software Technologies Ltd. (a)	17,000	1,854,360
Total Israel		1,854,360

Italy | 1.2%
Tenaris, SA ADR	25,300	787,842
Total Italy		787,842

Japan | 15.1%
FANUC Corp.	9,500	1,838,685
JGC Corp.	35,000	570,126
Keyence Corp.	4,700	2,069,070
Kubota Corp.	42,700	721,749
M3, Inc.	50,300	1,387,595
Mitsubishi Estate Co., Ltd.	29,000	542,091
MonotaRO Co., Ltd.	24,400	788,543
Park24 Co., Ltd.	24,600	625,980
Sysmex Corp.	18,500	1,107,293
Total Japan		9,651,132

Mexico | 0.8%
Grupo Financiero Banorte SAB de CV	55,300	350,867
Grupo Televisa SAB ADR	5,500	134,035
Total Mexico		484,902

Republic of South Korea | 1.1%
Samsung Electronics Co., Ltd. GDR	213	220,831
Samsung Electronics Co., Ltd. REG GDR	578	476,332
Total Republic of South Korea		697,163

Singapore | 2.7%
DBS Group Holdings Ltd.	113,800	1,712,778
Total Singapore		1,712,778

South Africa | 1.4%
Aspen Pharmacare Holdings Ltd.	10,200	223,811
Naspers Ltd. (Class N)	2,870	565,197
Sasol Ltd.	4,100	115,036
Total South Africa		904,044

50	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  International Equity Fund  |  June 30, 2017  |  (Unaudited) (Continued)

Common Stocks | 96.1% of portfolio (Continued)

Spain | 4.1%	Shares	Value
Banco Bilboa Vizcaya Argentaria SA	227,076	$1,891,531
Grifols, SA	11,340	316,172
Grifols, SA ADR	17,800	376,114
Total Spain		2,583,817

Sweden | 4.5%
Alfa Laval AB	35,100	718,409
Atlas Copco AB (Class A)	30,788	1,183,852
Skandinaviska Enskilda Banken AB (Class A)	79,089	957,502
Total Sweden		2,859,763

Switzerland | 8.2%
Nestlé SA REG	26,996	2,354,528
Roche Holding AG REG	8,492	2,169,832
Sonova Holding AG	4,289	697,706
Total Switzerland		5,222,066

Taiwan | 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	18,600	650,256
Total Taiwan		650,256

Turkey | 0.3%
Türkiye Garanti Bankasi ADR AS	76,900	214,551
Total Turkey		214,551

United States of America | 2.0%
Schlumberger Ltd.	19,700	1,297,048
Total United States of America		1,297,048
Total Common Stocks (Cost $50,122,845)		61,350,703
Money Market Fund | 3.9% of portfolio
State Street Institutional U.S. Government Money Market Fund, 0.88% (b)	2,477,913	2,477,913
Total Money Market Fund (Cost $2,477,913)		2,477,913

Total Investments in Securities (Cost $52,600,758) | 100%		$63,828,616

(a)	Non-income producing.

(b)	7-day yield at June 30, 2017.

SA	– Société Anonyme or Sociedad Anónima

ADR	– American Depositary Receipt

plc	– Public Limited Company

SE	– Societas Europaea

REG	– Registered Shares

AG	– Aktiengesellschaft

KGaA	– Kommanditgesellschaft auf Aktien

SAB	de CV – Sociedad Anonima Bursatil de Capital Variable

SAB	– Sociedad Anonima Bursatil

GDR	– Global Depositary Receipt

AB	– Aktiebolag

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	51

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets	Daily Income Fund	Short-Term Government Securities Fund
Investments in securities, at value (cost: $182,344,194; $73,630,613; $542,627,296; $49,923,813; $576,042,563; $106,186,180; $871,047,748; $52,600,758)	$182,344,194	$73,461,279
Foreign currency (cost $39,006)	—	—
Receivables
Investment securities sold	—	—
Dividends, interest, and tax reclaims	218,961	343,946
Capital shares sold	1,248,184	103,537
Prepaid expenses	32,386	20,218

Total Assets	183,843,725	73,928,980

Liabilities

Payables
Investment securities purchased	—	—
Accrued expenses	39,152	9,866
Independent Director's deferred compensation	59,938	23,868
Due to RE Advisers	80,671	27,956
Due to custodian	—	48,714
Capital shares redeemed	405,931	16,877
Dividends	254	866

Total Liabilities	585,946	128,147

Net Assets	$183,257,779	$73,800,833

Net Assets Consist Of:

Unrealized appreciation (depreciation) of investments	$—	$(169,334)

Undistributed (over distributed) net investment income	(59,938)	(24,049)

Undistributed net realized gain (loss) from investments and futures transactions	—	11,918

Paid-in-capital applicable to outstanding shares of 183,317,676 of Daily Income Fund, 14,268,161 of Short-Term Government Securities Fund, 104,386,670 of Short-Term Bond Fund, 7,290,161 of Stock Index Fund, 19,889,461 of Value Fund, 15,353,569 of Growth Fund, 29,590,182 of Small- Company Stock Fund, and 8,227,636 of International Equity Fund	183,317,717	73,982,298

Net Assets	$183,257,779	$73,800,833

Net Asset Value Per Share	$1.00	$5.17

52	Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities  |  June 30, 2017 (Unaudited) (Continued)

Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small- Company Stock Fund	International Equity Fund

$542,903,047	$132,602,901	$1,003,740,722	$146,857,269	$1,237,225,233	$63,828,616
—	—	—	—	—	38,841

—	—	—	18,922	499,392	38,861
2,485,711	—	1,216,592	44,837	633,110	325,483
367,993	100,532	562,202	219,534	762,561	103,374
71,140	26,141	153,069	27,977	176,350	17,327

545,827,891	132,729,574	1,005,672,585	147,168,539	1,239,296,646	64,352,502

1,299,765	91,628	—	41,533	1,464,067	38,861
124,569	48,727	301,564	69,654	304,168	33,738
122,525	23,569	201,968	15,081	139,962	46,541
285,877	35,546	413,376	87,471	809,417	25,576
—	—	—	—	—	—
404,817	8,904	1,122,987	25,967	4,298,515	547
13,114	—	90,037	4,209	—	43

2,250,667	208,374	2,129,932	243,915	7,016,129	145,306

$543,577,224	$132,521,200	$1,003,542,653	$146,924,624	$1,232,280,517	$64,207,196

$275,751	$82,679,088	$427,698,159	$40,671,089	$366,177,485	$11,226,000

(147,794)	844,977	(218,310)	(90,139)	413,863	625,439

232,183	(3,525,224)	38,811,152	6,597,036	41,950,058	(28,926,171)

543,217,084	52,522,359	537,251,652	99,746,638	823,739,111	81,281,928

$543,577,224	$132,521,200	$1,003,542,653	$146,924,624	$1,232,280,517	$64,207,196

$5.21	$18.18	$50.46	$9.57	$41.64	$7.80

The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities	53

Statements of Operations

For the Period June 30, 2017 (Unaudited)

Investment Income	Daily Income Fund	Short-Term Government Securities Fund
Interest	$598,530	$666,012
Dividends	—	—
Allocated from Master Portfolio
Dividends	—	—
Interest	—	—

Total Investment Income	598,530	666,012

Expenses

Management fees	475,911	164,897
Shareholder servicing fees	77,099	42,172
Legal and audit fees	30,729	16,934
Custodian and accounting fees	32,879	33,369
Director and Board meeting expenses	22,037	8,657
Registration fees	17,928	13,114
Printing	5,518	3,008
Insurance	3,291	1,252
Communication	4,321	2,185
Other expenses	2,190	4,656
Administration fees	—	—
Allocated from Master Portfolio	—	—

Total Expenses	671,903	290,244

Less fees waived by RE Advisers	(104,378)	(15,094)

Net Expenses	567,525	275,150

Net Investment Income (Loss)	31,005	390,862

Realized And Unrealized Gain (Loss) On Investments

Net realized gain on investments	—	12,029

Net change in unrealized appreciation (depreciation)	—	104,711

Net Gain (Loss) On Investments	—	116,740

Net Increase (Decrease) In Net Assets From Operations	$31,005	$507,602

(a)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.

(b)	Includes foreign tax witholding expense of $2,999 in Growth Fund and $105,300 in International Equity Fund.

54	Statements of Operations	The accompanying notes are an integral part of these financial statements.

Statements of Operations  |  For the Period June 30, 2017 (Unaudited) (Continued)

Short-Term Bond Fund	Stock Index Fund		Value Fund	Growth Fund		Small- Company Stock Fund	International Equity Fund
$6,313,153	$—		$144,817	$6,835		$91,266	$4,641
—	—		11,092,248	542,054	(b)	6,001,975	960,235	(b)

—	1,215,062		—	—		—	—
—	8,669		—	—		—	—

6,313,153	1,223,731		11,237,065	548,889		6,093,241	964,876

1,606,373	—		2,308,090	428,451		4,817,936	222,409
100,531	84,892		237,129	86,153		184,616	68,969
71,829	26,811		136,535	27,568		168,395	17,532
97,045	11,518		85,715	33,017		106,451	31,571
61,898	13,615		110,675	16,225		155,429	8,010
24,642	14,823		28,707	15,566		42,545	16,028
10,103	9,657		21,476	7,860		32,157	6,519
9,065	2,166		14,654	2,103		23,613	910
6,878	1,113		16,988	5,485		12,849	4,686
12,780	7,303		9,310	2,991		7,090	3,480
—	160,225		—	—		—	—
—	24,607		—	—		—	—

2,001,144	356,730		2,969,279	625,419		5,551,081	380,114

—	—		—	—		—	(87,043)

2,001,144	356,730		2,969,279	625,419		5,551,081	293,071

4,312,009	867,001		8,267,786	(76,530)		542,160	671,805

234,869	312,609	(a)	38,814,615	6,667,675		41,963,035	759,301

1,118,370	9,891,420	(a)	16,191,312	16,597,631		(26,294,261)	7,585,696

1,353,239	10,204,029		55,005,927	23,265,306		15,668,774	8,344,997

$5,665,248	$11,071,030		$63,273,713	$23,188,776		$16,210,934	$9,016,802

The accompanying notes are an integral part of these financial statements.	Statements of Operations	55

Statements of Changes in Net Assets

	Daily Income Fund
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) In Net Assets

Operations

Net investment income	$31,005	$17,051
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—

Increase (decrease) in net assets from operations	31,005	17,051

Distributions to Shareholders

Net investment income	(33,582)	(19,390)
Net realized gain on investments	—	—

Total distributions to shareholders	(33,582)	(19,390)

Capital Share Transactions

Net capital share transactions	(12,597,503)	2,704,112

Total increase (decrease) in net assets from capital transactions	(12,597,503)	2,704,112

Total Increase (Decrease) In Net Assets	(12,600,080)	2,701,773

Net Assets

Beginning of period	$195,857,859	$193,156,086
End of period	$183,257,779	$195,857,859

Undistributed (over distributed) net investment income	(59,938)	(57,361)

56	Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

$390,862	$601,938	$4,312,009	$8,096,256	$867,001	$1,826,790
12,029	14,400	234,869	628,544	312,609	1,022,431
104,711	(280,911)	1,118,370	721,622	9,891,420	9,903,985

507,602	335,427	5,665,248	9,446,422	11,071,030	12,753,206

(392,034)	(603,213)	(4,344,572)	(8,162,171)	—	(1,830,692)
—	(15,552)	—	(228,763)	—	—

(392,034)	(618,765)	(4,344,572)	(8,390,934)	—	(1,830,692)

576,814	343,548	1,242,634	(2,292,399)	(1,588,914)	(2,319,522)

576,814	343,548	1,242,634	(2,292,399)	(1,588,914)	(2,319,522)

692,382	60,210	2,563,310	(1,236,911)	9,482,116	8,602,992

$73,108,451	$73,048,241	$541,013,914	$542,250,825	$123,039,084	$114,436,092
$73,800,833	$73,108,451	$543,577,224	$541,013,914	$132,521,200	$123,039,084

(24,049)	(22,877)	(147,794)	(115,231)	844,977	(22,024)

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets	57

Statements of Changes in Net Assets (Continued)

	Value Fund
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) In Net Assets

Operations

Net investment income	$8,267,786	$20,572,021
Net realized gain (loss) on investments	38,814,615	68,111,084
Net change in unrealized appreciation (depreciation)	16,191,312	19,013,955

Increase (decrease) in net assets from operations	63,273,713	107,697,060

Distributions to Shareholders

Net investment income	(8,289,596)	(20,583,202)
Net realized gain on investments	—	(68,111,580)

Total distributions to shareholders	(8,289,596)	(88,694,782)

Capital Share Transactions

Net capital share transactions	(7,268,996)	37,667,092
Total increase (decrease) in net assets from capital transactions	(7,268,996)	37,667,092

Total Increase (Decrease) In Net Assets	47,715,121	56,669,370

Net Assets

Beginning of period	$955,827,532	$899,158,162
End of period	$1,003,542,653	$955,827,532

Undistributed (over distributed) net investment income	(218,310)	(196,500)

58	Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Growth Fund		Small- Company Fund Stock		International Equity Fund
Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

$(76,530)	$(153,258)	$542,160	$4,249,986	$671,805	$648,256
6,667,675	1,705,417	41,963,035	27,300,568	759,301	(4,480,699)
16,597,631	1,539,718	(26,294,261)	189,115,709	7,585,696	6,392,944

23,188,776	3,091,877	16,210,934	220,666,263	9,016,802	2,560,501

—	—	—	(4,265,034)	(16,683)	(489,980)
(1,259,340)	(1,810,468)	—	(27,306,971)	—	—

(1,259,340)	(1,810,468)	—	(31,572,005)	(16,683)	(489,980)

7,713,696	1,670,907	(106,148,191)	(78,227,195)	1,233,074	(1,240,980)

7,713,696	1,670,907	(106,148,191)	(78,227,195)	1,233,074	(1,240,980)

29,643,132	2,952,316	(89,937,257)	110,867,063	10,233,193	829,541

$117,281,492	$114,329,176	$1,322,217,774	$1,211,350,711	$53,974,003	$53,144,462
$146,924,624	$117,281,492	$1,232,280,517	$1,322,217,774	$64,207,196	$53,974,003

(90,139)	(13,609)	413,863	(128,297)	625,439	(29,683)

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets	59

Financial Highlights

Daily Income Fund

	Six Months Ended June 30, 2017, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2016		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)
Net realized and unrealized gain (loss) on investments	—		—		—		—		—		—
Total from investment operations	—		—		—		—		—		—

Distributions
Net investment income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Net realized gain	—		—		—		—		—		—
Total distributions	—		—		—		—		—		—
Redemption fee (d)	—		—		—		—		—		—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.02	%(f)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$183,258		$195,858		$193,156		$196,771		$212,308		$208,527
Ratio of net investment income to average net assets	0.03%	(a,c,g)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.00%	(a,c,e)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.71%	(g)	0.71%		0.68%		0.66%		0.66%		0.67%
Ratio of expenses to average net assets	0.60%	(a,c,g)	0.37%	(a,c)	0.14%	(a,c)	0.09%	(a,c)	0.11%	(a,c)	0.15%	(a,c)

(a)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued through May 11, 2017.

(d)	The Daily Income Fund does not charge a redemption fee.

(e)	Less than 0.01%.

(f)	Aggregate total return for the period.

(g)	Annualized.

60	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Short-Term Government Securities Fund

	Six Months Ended June 30, 2017, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$5.16		$5.18	$5.20	$5.19	$5.28	$5.27
Income from investment operations
Net investment income	0.03		0.04	0.04	0.05	0.05	0.06
Net realized and unrealized gain (loss) on investments	0.01		(0.02)	(0.02)	0.01	(0.09)	0.02
Total from investment operations	0.04		0.02	0.02	0.06	(0.04)	0.08

Distributions
Net investment income	(0.03)		(0.04)	(0.04)	(0.05)	(0.05)	(0.06)
Net realized gain	—	(a)	— (a)	— (a)	— (a)	— (a)	(0.01)
Total distributions	(0.03)		(0.04)	(0.04)	(0.05)	(0.05)	(0.07)
Redemption fee (b)	—		—	—	—	—	—
Net Asset Value, End of Period	$5.17		$5.16	$5.18	$5.20	$5.19	$5.28

Total Return	0.73	%(d)	0.45%	0.46%	1.16%	-0.72%	1.50%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$73,801		$73,108	$73,048	$76,661	$86,131	$94,130
Ratio of net investment income to average net assets	1.07%	(c,e)	0.81% (c)	0.84%	0.95%	0.96%	1.19%
Ratio of gross expenses before expense limitation to average net assets	0.79%	(e)	0.78%	0.77%	0.71%	0.69%	0.69%
Ratio of expenses to average net assets	0.75%	(c,e)	0.75% (c)	0.77%	0.71%	0.69%	0.69%
Portfolio turnover rate	19%		26%	32%	20%	20%	36%

(a)	Less than $0.01 per share.

(b)	The Short-Term Government Securities Fund does not charge a redemption fee.

(c)	Excludes expenses in excess of a 0.75% contractual expense limitation with RE Advisers, in effect through April 30, 2018.

(d)	Aggregate total return for the period.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	61

Financial Highlights

Short-Term Bond Fund

	Six Months Ended June 30, 2017, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$5.19		$5.18	$5.23	$5.22	$5.22	$5.12
Income from investment operations
Net investment income	0.04		0.08	0.07	0.07	0.08	0.13
Net realized and unrealized gain (loss) on investments	0.02		0.01	(0.05)	0.01	— (a)	0.10
Total from investment operations	0.06		0.09	0.02	0.08	0.08	0.23

Distributions
Net investment income	(0.04)		(0.08)	(0.07)	(0.07)	(0.08)	(0.13)
Net realized gain	—		—	—	—	—	—
Total distributions	(0.04)		(0.08)	(0.07)	(0.07)	(0.08)	(0.13)
Redemption fee (b)	—		—	—	—	—	—
Net Asset Value, End of Period	$5.21		$5.19	$5.18	$5.23	$5.22	$5.22

Total Return	1.20	%(c)	1.75%	0.43%	1.56%	1.64%	4.58%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$543,577		$541,014	$542,251	$571,695	$536,303	$426,481
Ratio of net investment income to average net assets	1.61%	(d)	1.49%	1.38%	1.35%	1.61%	2.53%
Ratio of expenses to average net assets	0.75%	(d)	0.76%	0.74%	0.73%	0.74%	0.76%
Portfolio turnover rate	14%		31%	20%	26%	32%	44%

(a)	Less than $0.01 per share.

(b)	The Short-Term Bond Fund does not charge a redemption fee.

(c)	Aggregate total return for the period.

(d)	Annualized.

62	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Stock Index Fund

	Six Months Ended June 30, 2017, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.67		$15.20	$15.33	$13.74	$10.57	$9.32
Income from investment operations
Net investment income	0.12		0.25	0.25	0.22	0.18	0.18
Net realized and unrealized gain (loss) on investments	1.39		1.47	(0.13)	1.59	3.17	1.25
Total from investment operations	1.51		1.72	0.12	1.81	3.35	1.43

Distributions
Net investment income	—		(0.25)	(0.25)	(0.22)	(0.18)	(0.18)
Net realized gain	—		—	—	—	—	—
Total distributions	—		(0.25)	(0.25)	(0.22)	(0.18)	(0.18)
Redemption fee	—		—	—	—	—(a,b )	—
Net Asset Value, End of Period	$18.18		$16.67	$15.20	$15.33	$13.74	$10.57

Total Return	9.06	%(d)	11.33%	0.79%	13.15%	31.72%	15.30%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$132,521		$123,039	$114,436	$116,163	$103,260	$71,514
Ratio of net investment income to average net assets	1.35%	(e)	1.57%	1.49%	1.49%	1.55%	1.74%
Ratio of expenses to average net assets	0.56%	(e)	0.58%	0.54%	0.54%	0.56%	0.60%
Portfolio turnover rate (c)	N/A		N/A	N/A	N/A	N/A	N/A

(a)	Less than $0.01 per share.

(b)	Effective May 1, 2013, the redemption fee was eliminated.

(c)	See Appendix for the portfolio turnover of the S&P 500 Stock Master Portfolio.

(d)	Aggregate total return for the period.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	63

Financial Highlights

Value Fund

	Six Months Ended June 30, 2017, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2016	2015	2014	2013		2012
Net Asset Value, Beginning of Period	$47.70		$46.77	$50.79	$45.46	$34.09		$30.71
Income from investment operations
Net investment income	0.42		1.10	0.94	0.78	0.76		0.71
Net realized and unrealized gain (loss) on investments	2.76		4.60	(1.59)	5.41	11.37		3.38
Total from investment operations	3.18		5.70	(0.65)	6.19	12.13		4.09

Distributions
Net investment income	(0.42)		(1.10)	(0.94)	(0.78)	(0.76)		(0.71)
Net realized gain	—		(3.67)	(2.43)	(0.08)	—		—
Total distributions	(0.42)		(4.77)	(3.37)	(0.86)	(0.76)		(0.71)
Redemption fee	—		—	—	—	—	(a,b)	— (b)
Net Asset Value, End of Period	$50.46		$47.70	$46.77	$50.79	$45.46		$34.09

Total Return	6.67	%(c)	12.26%	-1.28%	13.66%	35.74%		13.38%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$1,003,543		$955,828	$899,158	$938,857	$816,471		$600,544
Ratio of net investment income to average net assets	1.69%	(d)	2.26%	1.85%	1.64%	1.86%		2.13%
Ratio of expenses to average net assets	0.61%	(d)	0.62%	0.59%	0.61%	0.64%		0.68%
Portfolio turnover rate	6%		9%	8%	2%	2%		2%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

64	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Growth Fund

	Six Months Ended June 30, 2017, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2016	2015	2014	2013		2012
Net Asset Value, Beginning of Period	$8.07		$8.00	$7.79	$7.92	$5.71		$5.17
Income from investment operations
Net investment loss	(0.01)		—	—	—	—		—	(b)
Net realized and unrealized gain (loss) on investments	1.59		0.19	0.73	0.66	2.48		0.91
Total from investment operations	1.58		0.19	0.73	0.66	2.48		0.91

Distributions
Net investment income	—		—	—	—	—		—	(b)
Net realized gain	(0.08)		(0.12)	(0.52)	(0.79)	(0.27)		(0.37)
Total distributions	(0.08)		(0.12)	(0.52)	(0.79)	(0.27)		(0.37)
Redemption fee	—		—	—	—	—	(a,b)	—	(b)
Net Asset Value, End of Period	$9.57		$8.07	$8.00	$7.79	$7.92		$5.71

Total Return	19.61	%(d)	2.54%	9.43%	8.38%	43.40%		17.57%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$146,925		$117,281	$114,329	$93,717	$75,027		$41,836
Ratio of net investment income (loss) to average net assets	(0.12)%	(e)	(0.14)% (c)	(0.32)%	(0.32)% (c)	(0.32)%	(c)	0.00%	(c)
Ratio of gross expenses before expense limitation to average net assets	0.95%	(e)	0.98%	0.95%	0.97%	1.04%		1.11%
Ratio of expenses to average net assets	0.95%	(e)	0.95% (c)	0.95%	0.95% (c)	0.95%	(c)	0.95%	(c)
Portfolio turnover rate	23%		39%	40%	49%	39%		51%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Excludes expenses in excess of a 0.95% contractual expense limitation with RE Advisers, in effect through April 30, 2018.

(d)	Aggregate total return for the period.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	65

Financial Highlights

Small-Company Stock Fund

	Six Months Ended June 30, 2017, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2016	2015	2014	2013		2012
Net Asset Value, Beginning of Period	$41.13		$35.45	$39.28	$36.86	$27.10		$22.89
Income from investment operations
Net investment income (loss)	0.01		0.14	0.15	0.14	0.12		0.22
Net realized and unrealized gain (loss) on investments	0.50		6.55	(2.19)	2.80	9.79		4.27
Total from investment operations	0.51		6.69	(2.04)	2.94	9.91		4.49

Distributions
Net investment income	—		(0.14)	(0.15)	(0.14)	(0.12)		(0.22)
Net realized gain	—		(0.87)	(1.64)	(0.38)	(0.03)		(0.06)
Total distributions	—		(1.01)	(1.79)	(0.52)	(0.15)		(0.28)
Redemption fee	—		—	—	—	—	(a,b)	— (b)
Net Asset Value, End of Period	$41.64		$41.13	$35.45	$39.28	$36.86		$27.10

Total Return	1.24	%(c)	18.85%	-5.18%	7.97%	36.58%		19.63%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$1,232,281		$1,322,218	$1,211,351	$1,059,800	$845,057		$390,373
Ratio of net investment income to average net assets	0.09%	(d)	0.34%	0.43%	0.38%	0.44%		1.05%
Ratio of expenses to average net assets	0.88%	(d)	0.89%	0.86%	0.89%	0.91%		1.00%
Portfolio turnover rate	4%		14%	16%	3%	1%		1%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

66	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

International Equity Fund

	Six Months Ended June 30, 2017, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2016		2015	2014	2013		2012
Net Asset Value, Beginning of Period	$6.69		$6.44		$7.17	$8.13	$6.70		$5.96
Income from investment operations
Net investment income	0.08		0.07		0.47	0.24	0.14		0.16
Net realized and unrealized gain (loss) on investments	1.03		0.24		(0.72)	(0.96)	1.43		0.87
Total from investment operations	1.11		0.31		(0.25)	(0.72)	1.57		1.03

Distributions
Net investment income	—	(d)	(0.06)		(0.48)	(0.24)	(0.14)		(0.16)
Net realized gain	—		—		—	—	—		—
Return of capital	—		—		—	—	—		(0.13)
Total distributions	—		(0.06)		(0.48)	(0.24)	(0.14)		(0.29)
Redemption fee	—		—		—	—	—	(c,d)	— (d)
Net Asset Value, End of Period	$7.80		$6.69		$6.44	$7.17	$8.13		$6.70

Total Return	16.62	%(e)	4.85%		-3.48%	-8.90%	23.44%		17.41%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$64,207		$53,974		$53,144	$207,774	$215,048		$169,382
Ratio of net investment income to average net assets	2.27%	(a,f)	1.22%	(a,b)	1.87% (b)	3.04%	1.95%		2.47%
Ratio of gross expenses before voluntary expense limitation to average net assets	1.28%	(f)	1.46%		1.01%	0.97%	0.96%		0.99%
Ratio of expenses to average net assets	0.99%	(a,f)	0.97%	(a,b)	0.87% (b)	0.97%	0.96%		0.99%
Portfolio turnover rate	6%		112%	(g)	62%	24%	19%		23%

(a)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2018.

(b)	RE Adviser waived additional management fees equal to the difference between the fee that would have been paid to the previous subadviser, Mercator and the fee paid to SSgA, beginning September 7, 2015 through January 14, 2016, the period in which SSgA was subadviser.

(c)	Effective May 1, 2013, the redemption fee was eliminated.

(d)	Less than $0.01 per share.

(e)	Aggregate total return for the period.

(f)	Annualized.

(g)	Unusually high due to change in strategy and subadviser on January 15, 2016.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	67

Notes to Financial Statements

1. Organization

Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund (each a “Fund” and collectively the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information. All of the Funds are diversified for purposes of the Act. The Growth Fund is currently operating as a diversified fund. The Fund previously operated as a non-diversified fund and may operate as a non-diversified fund in the future to the extent permitted by applicable law. Under current law, shareholder approval would be required for the Growth Fund to resume operating as non-diversified.

The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. At June 30, 2017, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At June 30, 2017, the Stock Index Fund’s investment constituted 1.07% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. Summary of Significant Accounting Policies

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Homestead Funds is considered an Investment Company under GAAP and follows the accounting and reporting guidance set forth in ASC Topic 946 Financial Services—Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: Each Fund’s net asset value per share is determined as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), each day that the NYSE is open for business (“Valuation Time”). Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds’ approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers Corporation (“Adviser” or “RE Advisers”) or a Fund’s subadvisor, as determined in good faith in accordance with the Valuation Procedures.

The Board has delegated the day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds’ subadvisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the subadvisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.

A disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date has been established under GAAP. These inputs are summarized into three broad levels as follows:

•	Level 1—quoted prices in active markets for identical investments;

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

68	Notes to Financial Statements

Notes to Financial Statements (Continued)

The Funds use the following valuation techniques to value securities by major category:

Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.

Domestic equity securities and exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1. Securities not traded or dealt in upon a national securities exchange for which over-the-counter market quotations are readily available generally are valued (i) at the last quoted sales price (if adequate trading volume is present) or, (ii) otherwise at the last bid price.

Foreign equity securities that are traded on a foreign exchange are valued based on the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.

Fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are valued (1) by an independent pricing service based on market prices, or broker/dealer quotations, (2) market value generated by an independent pricing service, or (3) market value generated by RE Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads, monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (3) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.

Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.

Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities. The value of the securities using amortized cost would be approximately the same as using fair value without amortized cost.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser or Funds’ subadvisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Funds’ Adviser or subadvisor Funds’ based on the Valuation Procedures approved by the Board. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available. Such securities are generally categorized as Level 3 in the hierarchy.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. For purposes of determining the net asset value of the Stock Index Fund, the securities of Master Portfolio are priced by the investment advisor to the Master Portfolio under the direction of the Board of Trustees of the Master Portfolio. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.

The following table summarizes each Fund’s investments, based on the inputs used to determine their values on June 30, 2017 (other than Stock Index Fund). The level classifications of the Master Portfolio as of June 30, 2017 are included in the Appendix.

Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$156,084,191	$—	$156,084,191
Cash Equivalents	26,260,003	—	—	26,260,003

Total	$26,260,003	$156,084,191	$—	$182,344,194

Notes to Financial Statements	69

Notes to Financial Statements (Continued)

Short-Term Government Securities Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$35,484,930	$91,411	$35,576,341
Corporate Bonds—U.S. Government Guaranteed	—	22,042,335	—	22,042,335
Other Corporate Bonds	—	5,061,735	—	5,061,735
Certificates of Deposit	—	3,185,250	—	3,185,250
Commercial Paper	—	2,660,688	—	2,660,688
Mortgage-Backed Securities	—	2,482,093	—	2,482,093
Municipal Bonds	—	224,280	—	224,280
Asset-Backed Securities	—	1,978,417	249,997	2,228,414
Cash Equivalents	143	—	—	143

Total	$143	$73,369,725	$91,411	$73,461,279

Short-Term Bond Fund
Corporate Bonds	$—	$169,803,747	$342,080	$170,145,827
Asset-Backed Securities	—	107,209,522	4,074,842	111,284,364
Municipal Bonds	—	119,338,403	—	119,338,403
Yankee Bonds	—	66,338,242	—	66,338,242
U.S. Government & Agency Obligations	—	14,825,464	—	14,825,464
Mortgage-Backed Securities	—	11,840,991	233,518	12,074,509
Commercial Paper	—	46,191,919	—	46,191,919
Certificates of Deposit	—	2,703,347	—	2,703,347
Cash Equivalents	972	—	—	972

Total	$972	$542,326,477	$575,598	$542,903,047

Value Fund
Common Stocks	$978,086,682	$—	$—	$978,086,682
Commercial Paper	—	25,653,263	—	25,653,263
Cash Equivalents	777	—	—	777

Total	$978,087,459	$25,653,263	$—	$1,003,740,722

Growth Fund
Common Stocks	$143,291,306	$—	$—	$143,291,306
Cash Equivalents	3,565,963	—	—	3,565,963

Total	$146,857,269	$—	$—	$146,857,269

Small-Company Stock Fund
Common Stocks	$1,213,526,716	$—	$11,500,500	$1,225,027,216
Commercial Paper	—	12,197,572	—	12,197,572
Cash Equivalents	445	—	—	445

Total	$1,213,527,161	$12,197,572	$11,500,500	$1,237,225,233

International Equity Fund
Common Stocks
Foreign Equities	$10,336,412	$49,717,243	$—	$60,053,655
American Depository Receipts	1,297,048	—	—	1,297,048
Cash Equivalents	2,477,913	—	—	2,477,913

Total	$14,111,373	$49,717,243	$—	$63,828,616

As of June 30, 2017, all Level 3 securities held by the portfolios were not considered to be material. There were no transfers between levels during the period.

Foreign currency: The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly. Ordinary income

70	Notes to Financial Statements

Notes to Financial Statements (Continued)

dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Stock Index, Growth, Small-Company Stock and International Equity Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, or more frequently, if necessary.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, the Funds have not had prior claims or losses pursuant to these contracts.

Management considered events occurring between the date of this report, June 30, 2017, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.

3. Federal Income Tax Information

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, return of capital distributions, partnership investments, deferred Director’s fees, passive foreign investment company transactions, and REIT transactions.

At June 30, 2017, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$182,344,194	$—	$—	$—
Short-Term Government Securities Fund	$73,630,613	$158,716	$(328,050)	$(169,334)
Short-Term Bond Fund	$542,627,296	$6,198,705	$(5,922,954)	$275,751
Value Fund	$576,042,563	$436,128,557	$(8,430,398)	$427,698,159
Growth Fund	$106,202,779	$41,650,741	$(996,251)	$40,654,490
Small-Company Stock Fund	$871,047,748	$418,817,063	$(52,639,578)	$366,177,485
International Equity Fund	$52,740,135	$11,323,124	$(234,643)	$11,088,481

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

Notes to Financial Statements	71

Notes to Financial Statements (Continued)

4. Investment Transactions

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2017, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	$7,632,637	$4,200,407
Short-Term Bond Fund	$71,542,766	$82,048,381
Value Fund	$57,410,645	$79,006,058
Growth Fund	$34,338,695	$29,495,360
Small-Company Stock Fund	$50,270,655	$133,492,880
International Equity Fund	$3,968,306	$3,404,692

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2017, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	$5,300,000	$11,091,745
Short-Term Bond Fund	$2,175,000	$17,221,252

5. Related Parties

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers, an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Equity Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the subadvisor for the Growth Fund and Harding Loevner LP (“Harding”) is the subadvisor for the International Equity Fund. The subadvisors select, buy, and sell securities under the supervision and oversight of RE Advisers and the Board of Directors. RE Advisers pays the subadvisors from the fees it receives from the Funds. SSGA Funds Management, Inc. (“SSGA FM”) served as interim subadvisor to the International Equity Fund from September 7, 2015 until January 8th, 2016. Harding Loevner LP began as subadvisor on January 15, 2016, after a transition period.

RE Advisers serves as the administrator for the Stock Index Fund pursuant to an Administrative Services Agreement with the Fund, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.04% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.

RE Advisers has agreed, as part of an Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, such as, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses not incurred in the ordinary course of business, or, in the case of each Fund other than the Stock Index Fund, fees and expenses associated with an investment in another investment company or any company that would be an investment company under Section 3(a) of the Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Act, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Equity Fund.

72	Notes to Financial Statements

Notes to Financial Statements (Continued)

On August 14, 2009, RE Advisers voluntarily agreed to waive fees and/or reimburse expenses, if necessary, in order to assist the Daily Income Fund in maintaining a minimum yield. The voluntary waiver continued from 2009 through May 11, 2017.

For the period beginning September 7, 2015 through January 14, 2016, RE Advisers, pursuant to a contractual waiver with the International Equity Fund, waived from the management fee due to it from International Equity Fund the amount equal to the subadvisory fees it would have paid to Mercator Asset Management L.P., the Fund’s subadvisor prior to September 7, 2015, less the amount it paid to SSGA FM for subadvisory services during such period.

Pursuant to the Expense Limitation Agreement, the temporary waiver for Daily Income Fund, and the contractual waiver for Short-Term Government Securities Fund, Growth Fund, and International Equity Fund, management fees waived for the period ended June 30, 2017 amounted to $104,378 for Daily Income Fund, $15,094 for Short-Term Government Securities Fund, and $87,043 for International Equity Fund.

Through April 30, 2013, the Stock Index, Value, Growth, Small-Company Stock, and International Equity Funds each received a 2% redemption fee on shares sold within 30 days of purchase. Effective May 1, 2013, this redemption fee was eliminated. None of the Funds currently assess a redemption fee.

Under a Deferred Compensation Plan (the “Plan”), Independent Directors of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director’s deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director and Board meeting expenses on the Statement of Operations.

As of June 30, 2017, certain unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: there was one such account in the Value Fund, accounting for 21% of the outstanding shares and four such accounts in the Small-Company Stock Fund, accounting for 32%, 17%, 14% and 13% of the outstanding shares, respectively.

6. Capital Share Transactions

As of June 30, 2017, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund. Transactions in capital shares were as follows:

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Period Ended June 30, 2017
In Dollars
Daily Income Fund	$54,289,294	$32,931	$54,322,225	$(66,919,728)	$(12,597,503)
Short-Term Government Securities Fund	$6,935,887	$385,119	$7,321,006	$(6,744,192)	$576,814
Short-Term Bond Fund	$41,300,695	$4,235,765	$45,536,460	$(44,293,826)	$1,242,634
Stock Index Fund	$8,330,689	$—	$8,330,689	$(9,919,603)	$(1,588,914)
Value Fund	$47,833,375	$8,199,559	$56,032,934	$(63,301,930)	$(7,268,996)
Growth Fund	$16,582,243	$1,255,131	$17,837,374	$(10,123,678)	$7,713,696
Small-Company Stock Fund	$95,686,211	$—	$95,686,211	$(201,834,402)	$(106,148,191)
International Equity Fund	$4,740,934	$16,639	$4,757,573	$(3,524,499)	$1,233,074
In Shares
Daily Income Fund	54,289,294	32,931	54,322,225	(66,919,728)	(12,597,503)
Short-Term Government Securities Fund	1,341,079	74,506	1,415,585	(1,304,119)	111,466
Short-Term Bond Fund	7,932,362	813,253	8,745,615	(8,508,877)	236,738
Stock Index Fund	474,435	—	474,435	(563,983)	(89,548)
Value Fund	966,209	162,540	1,128,749	(1,275,836)	(147,087)
Growth Fund	1,811,160	131,128	1,942,288	(1,126,363)	815,925
Small-Company Stock Fund	2,318,627	—	2,318,627	(4,878,102)	(2,559,475)
International Equity Fund	642,114	2,100	644,214	(481,305)	162,909

Notes to Financial Statements	73

Notes to Financial Statements (Continued)

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)

Year Ended December 31, 2016
In Dollars
Daily Income Fund	$118,286,374	$15,121	$118,301,495	$(115,597,383)	$2,704,112
Short-Term Government Securities Fund	$12,244,985	$607,196	$12,852,181	$(12,508,633)	$343,548
Short-Term Bond Fund	$82,171,049	$8,181,928	$90,352,977	$(92,645,376)	$(2,292,399)
Stock Index Fund	$14,369,826	$1,813,684	$16,183,510	$(18,503,032)	$(2,319,522)
Value Fund	$91,608,777	$87,621,099	$179,229,876	$(141,562,784)	$37,667,092
Growth Fund	$18,396,551	$1,804,201	$20,200,752	$(18,529,845)	$1,670,907
Small-Company Stock Fund	$251,415,162	$31,151,819	$282,566,981	$(360,794,176)	$(78,227,195)
International Equity Fund	$6,833,222	$488,086	$7,321,308	$(8,562,288)	$(1,240,980)
In Shares
Daily Income Fund	118,286,374	15,121	118,301,495	(115,597,383)	2,704,112
Short-Term Government Securities Fund	2,346,399	116,547	2,462,946	(2,401,199)	61,747
Short-Term Bond Fund	15,772,919	1,569,663	17,342,582	(17,790,781)	(448,199)
Stock Index Fund	919,620	108,802	1,028,422	(1,175,611)	(147,189)
Value Fund	1,919,510	1,835,143	3,754,653	(2,942,980)	811,673
Growth Fund	2,428,613	238,438	2,667,051	(2,423,820)	243,231
Small-Company Stock Fund	7,087,017	757,404	7,844,421	(9,863,856)	(2,019,435)
International Equity Fund	1,045,077	72,900	1,117,977	(1,306,708)	(188,731)

7. Subsequent Events

Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in these financial statements.

74	Notes to Financial Statements

Directors and Officers

James F. Perna, Director and Chairman of the Board

Stephen J. Kaszynski, Director, President and Chief Executive Officer

Douglas W. Johnson, Director and Chairman of the Audit Committee

Kenneth R. Meyer, Director and Chairman of the Compensation Committee

Anthony M. Marinello, Director

Sheldon C. Petersen, Director

Mark Rose, Director

Peter J. Tonetti, Director

Anthony C. Williams, Director

Amy M. DiMauro, Treasurer

Danielle C. Sieverling, Chief Compliance Officer and Secretary

Directors and Officers	75

Portfolio of Investments

S&P 500 Index Master Portfolio  |  June 30, 2017  |  (Unaudited)

Common Stocks | 98.7% of net assets

Aerospace & Defense | 2.3%	Shares	Value
Arconic, Inc.	257,077	$5,822,794
Boeing Co.	328,387	64,938,529
General Dynamics Corp.	165,973	32,879,251
L3 Technologies, Inc.	45,950	7,677,326
Lockheed Martin Corp.	145,668	40,438,894
Northrop Grumman Corp.	102,170	26,228,061
Raytheon Co.	170,306	27,501,013
Rockwell Collins, Inc.	95,177	10,001,199
Textron, Inc.	154,558	7,279,682
TransDigm Group, Inc.	28,666	7,707,427
United Technologies Corp.	435,919	53,230,069
Total Aerospace & Defense		283,704,245

Air Freight & Logistics | 0.7%
C.H. Robinson Worldwide, Inc.	82,640	5,675,715
Expeditors International of Washington, Inc.	103,307	5,834,779
FedEx Corp.	143,962	31,287,262
United Parcel Service, Inc., Class B	403,200	44,589,888
Total Air Freight & Logistics		87,387,644

Airlines | 0.6%
Alaska Air Group, Inc.	71,558	6,423,046
American Airlines Group, Inc.	288,441	14,514,351
Delta Air Lines, Inc.	431,127	23,168,765
Southwest Airlines Co.	352,499	21,904,288
United Continental Holdings, Inc. (a)	165,201	12,431,375
Total Airlines		78,441,825

Auto Components | 0.4%
BorgWarner, Inc.	117,358	4,971,285
Delphi Automotive PLC	156,520	13,718,978
Goodyear Tire & Rubber Co.	146,534	5,122,828
Johnson Controls International PLC	548,519	23,783,784
Total Auto Components		47,596,875

Automobiles | 0.5%
Ford Motor Co.	2,282,947	25,546,177
General Motors Co.	802,386	28,027,343
Harley-Davidson, Inc.	100,929	5,452,184
Total Automobiles		59,025,704

Banks | 6.4%
Bank of America Corp.	5,820,770	141,211,880
BB&T Corp.	474,774	21,559,487
Citigroup, Inc.	1,610,331	107,698,937
Citizens Financial Group, Inc.	296,166	10,567,203
Comerica, Inc.	102,398	7,499,630
Fifth Third Bancorp	438,462	11,382,474
Huntington Bancshares, Inc.	636,528	8,605,859
JPMorgan Chase & Co.	2,078,563	189,980,658
KeyCorp	640,380	12,000,721
M&T Bank Corp.	90,496	14,655,827
PNC Financial Services Group, Inc. (b)	283,099	35,350,572

Banks | 6.4% (Continued)	Shares	Value
Regions Financial Corp.	702,941	$10,291,056
SunTrust Banks, Inc.	284,568	16,140,697
U.S. Bancorp	927,311	48,145,987
Wells Fargo & Co.	2,631,463	145,809,365
Zions Bancorporation	118,421	5,199,866
Total Banks		786,100,219

Beverages | 2.1%
Brown-Forman Corp., Class B	102,671	4,989,811
Coca-Cola Co.	2,250,490	100,934,476
Constellation Brands, Inc., Class A	100,771	19,522,366
Dr. Pepper Snapple Group, Inc.	106,715	9,722,804
Molson Coors Brewing Co., Class B	108,560	9,373,070
Monster Beverage Corp. (a)	236,993	11,773,812
PepsiCo, Inc.	836,323	96,586,943
Total Beverages		252,903,282

Biotechnology | 2.9%
AbbVie, Inc.	931,075	67,512,248
Alexion Pharmaceuticals, Inc. (a)	132,250	16,090,857
Amgen, Inc.	430,490	74,143,293
Biogen, Inc. (a)	124,952	33,906,975
Celgene Corp. (a)	456,677	59,308,642
Gilead Sciences, Inc.	764,344	54,100,268
Incyte Corp. (a)	99,258	12,497,575
Regeneron Pharmaceuticals, Inc. (a)	44,555	21,882,743
Vertex Pharmaceuticals, Inc. (a)	145,634	18,767,853
Total Biotechnology		358,210,454

Building Products | 0.1%
Allegion PLC	55,592	4,509,623
Fortune Brands Home & Security, Inc.	88,648	5,783,396
Masco Corp.	185,105	7,072,862
Total Building Products		17,365,881

Capital Markets | 2.3%
Affiliated Managers Group, Inc.	32,950	5,465,087
Ameriprise Financial, Inc.	89,819	11,433,061
Bank of New York Mellon Corp.	608,108	31,025,670
BlackRock, Inc. (b)	70,927	29,960,274
Charles Schwab Corp.	711,242	30,554,956
CME Group, Inc.	198,854	24,904,475
E*Trade Financial Corp. (a)	160,015	6,085,370
Franklin Resources, Inc.	202,646	9,076,514
Goldman Sachs Group, Inc.	214,062	47,500,358
Invesco Ltd.	234,686	8,258,600
Morgan Stanley	832,529	37,097,492
Northern Trust Corp.	126,289	12,276,554
Raymond James Financial, Inc.	74,775	5,998,451
State Street Corp.	207,992	18,663,122
T. Rowe Price Group, Inc.	142,590	10,581,604
Total Capital Markets		288,881,588

76	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2017  |  (Unaudited) (Continued)

Common Stocks | 98.7% of net assets (Continued)

Chemicals | 2.1%	Shares	Value
Air Products & Chemicals, Inc.	127,429	$18,229,993
Albemarle Corp.	65,091	6,869,704
CF Industries Holdings, Inc.	138,621	3,875,843
Dow Chemical Co.	657,480	41,467,264
E.I. du Pont de Nemours & Co.	506,843	40,907,299
Eastman Chemical Co.	85,259	7,160,903
Ecolab, Inc.	152,722	20,273,846
FMC Corp.	76,740	5,605,857
International Flavors & Fragrances, Inc.	45,289	6,114,015
LyondellBasell Industries NV, Class A	193,183	16,302,713
Monsanto Co.	256,872	30,403,370
Mosaic Co.	207,653	4,740,718
PPG Industries, Inc.	150,801	16,582,078
Praxair, Inc.	167,308	22,176,675
Sherwin-Williams Co.	47,397	16,634,451
Total Chemicals		257,344,729

Commercial Services & Supplies | 0.3%
Cintas Corp.	50,781	6,400,437
Iron Mountain, Inc. (c)	141,367	4,857,370
Republic Services, Inc.	136,001	8,667,344
Stericycle, Inc. (a)(c)	49,455	3,774,406
Waste Management, Inc.	237,661	17,432,434
Total Commercial Services & Supplies		41,131,991

Communications Equipment | 1.0%
Cisco Systems, Inc.	2,924,816	91,546,741
F5 Networks, Inc. (a)	37,904	4,816,082
Harris Corp.	70,710	7,713,047
Juniper Networks, Inc.	223,770	6,238,708
Motorola Solutions, Inc.	94,657	8,210,548
Total Communications Equipment		118,525,126

Construction & Engineering | 0.1%
Fluor Corp.	82,221	3,764,077
Jacobs Engineering Group, Inc.	70,035	3,809,204
Quanta Services, Inc. (a)	88,806	2,923,494
Total Construction & Engineering		10,496,775

Construction Materials | 0.1%
Martin Marietta Materials, Inc.	37,045	8,245,476
Vulcan Materials Co.	77,279	9,789,704
Total Construction Materials		18,035,180

Consumer Finance | 0.7%
American Express Co.	439,060	36,986,415
Capital One Financial Corp.	282,259	23,320,239
Discover Financial Services	223,565	13,903,507
Navient Corp.	168,799	2,810,503
Synchrony Financial	453,215	13,514,871
Total Consumer Finance		90,535,535

Containers & Packaging | 0.2%	Shares	Value
Avery Dennison Corp.	53,389	$4,717,986
Ball Corp.	205,558	8,676,603
Sealed Air Corp.	112,730	5,045,795
WestRock Co.	148,512	8,414,690
Total Containers & Packaging		26,855,074

Distributors | 0.1%
Genuine Parts Co.	85,536	7,934,320
LKQ Corp. (a)	180,654	5,952,549
Total Distributors		13,886,869

Diversified Consumer Services | 0.0%
H&R Block, Inc.	122,375	3,782,611
Total Diversified Consumer Services		3,782,611

Diversified Financial Services | 2.1%
Berkshire Hathaway, Inc., Class B (a)	1,111,412	188,239,850
CBOE Holdings, Inc.	53,363	4,877,378
Intercontinental Exchange, Inc.	346,300	22,828,096
Leucadia National Corp.	188,762	4,938,014
Moody’s Corp.	97,410	11,852,849
Nasdaq, Inc.	67,399	4,818,355
S&P Global, Inc.	150,857	22,023,613
Total Diversified Financial Services		259,578,155

Diversified Telecommunication Services | 2.1%
AT&T, Inc.	3,597,366	135,728,619
CenturyLink, Inc.	322,148	7,692,894
Level 3 Communications, Inc. (a)	172,462	10,226,997
Verizon Communications, Inc.	2,386,586	106,584,931
Total Diversified Telecommunication Services		260,233,441

Electric Utilities | 1.8%
American Electric Power Co., Inc.	287,848	19,996,801
Duke Energy Corp.	409,655	34,243,061
Edison International	190,759	14,915,446
Entergy Corp.	105,205	8,076,588
Eversource Energy	186,194	11,303,838
Exelon Corp.	540,901	19,510,299
FirstEnergy Corp.	255,113	7,439,095
NextEra Energy, Inc.	274,035	38,400,524
Pinnacle West Capital Corp.	66,548	5,667,228
PPL Corp.	399,370	15,439,644
Southern Co.	582,159	27,873,773
Xcel Energy, Inc.	297,260	13,638,289
Total Electric Utilities		216,504,586

Electrical Equipment | 0.6%
Acuity Brands, Inc.	26,295	5,345,248
AMETEK, Inc.	135,148	8,185,914
Eaton Corp. PLC	262,230	20,409,361
Emerson Electric Co.	376,860	22,468,393

The accompanying notes are an integral part of these financial statements.	Appendix	77

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2017  |  (Unaudited) (Continued)

Common Stocks | 98.7% of net assets (Continued)

Electrical Equipment | 0.6% (Continued)	Shares	Value
Rockwell Automation, Inc.	75,331	$12,200,609
Total Electrical Equipment		68,609,525

Electronic Equipment, Instruments & Components | 0.4%
Amphenol Corp., Class A	177,720	13,119,290
Corning, Inc.	537,724	16,158,606
FLIR Systems, Inc.	81,968	2,841,011
TE Connectivity Ltd.	207,603	16,334,204
Total Electronic Equipment, Instruments & Components		48,453,111

Energy Equipment & Services | 0.9%
Baker Hughes, Inc.	250,848	13,673,725
Halliburton Co.	506,309	21,624,457
Helmerich & Payne, Inc.	63,592	3,455,589
National Oilwell Varco, Inc.	221,105	7,283,199
Schlumberger Ltd.	811,751	53,445,686
TechnipFMC PLC (a)	272,522	7,412,598
Transocean Ltd. (a)	238,164	1,960,090
Total Energy Equipment & Services		108,855,344

Food & Staples Retailing | 1.9%
Costco Wholesale Corp.	256,318	40,992,938
CVS Health Corp.	595,801	47,938,148
Kroger Co.	534,206	12,457,684
Sysco Corp.	288,635	14,527,000
Wal-Mart Stores, Inc.	864,472	65,423,241
Walgreens Boots Alliance, Inc.	499,490	39,115,062
Whole Foods Market, Inc.	190,010	8,001,321
Total Food & Staples Retailing		228,455,394

Food Products | 1.3%
Archer-Daniels-Midland Co.	333,774	13,811,568
Campbell Soup Co.	112,425	5,862,964
Conagra Brands, Inc.	233,850	8,362,476
General Mills, Inc.	337,301	18,686,475
Hershey Co.	82,153	8,820,768
Hormel Foods Corp.	154,840	5,281,592
J.M. Smucker Co.	67,617	8,001,120
Kellogg Co.	148,231	10,296,125
Kraft Heinz Co.	349,383	29,921,160
McCormick & Co., Inc.	65,041	6,342,148
Mondelez International, Inc., Class A	887,888	38,347,883
Tyson Foods, Inc., Class A	168,648	10,562,424
Total Food Products		164,296,703

Health Care Equipment & Supplies | 2.6%
Abbott Laboratories	1,014,698	49,324,470
Align Technology, Inc. (a)	43,970	6,600,776
Baxter International, Inc.	285,264	17,269,883
Becton Dickinson & Co.	133,003	25,950,215
Boston Scientific Corp. (a)	800,430	22,187,920
C.R. Bard, Inc.	42,372	13,394,213

Health Care Equipment & Supplies | 2.6% (Continued)	Shares	Value
Cooper Cos., Inc.	29,002	$6,943,659
Dentsply Sirona, Inc.	132,068	8,563,289
Edwards Lifesciences Corp. (a)	122,646	14,501,663
Hologic, Inc. (a)	163,915	7,438,463
IDEXX Laboratories, Inc. (a)	51,887	8,375,600
Intuitive Surgical, Inc. (a)	21,560	20,166,577
Medtronic PLC	800,751	71,066,651
Stryker Corp.	181,557	25,196,480
Varian Medical Systems, Inc. (a)(c)	54,702	5,644,699
Zimmer Biomet Holdings, Inc.	117,593	15,098,941
Total Health Care Equipment & Supplies		317,723,499

Health Care Providers & Services | 2.8%
Aetna, Inc.	194,042	29,461,397
AmerisourceBergen Corp.	97,665	9,232,272
Anthem, Inc.	155,006	29,161,279
Cardinal Health, Inc.	185,252	14,434,836
Centene Corp. (a)	100,454	8,024,266
Cigna Corp.	149,656	25,050,918
DaVita, Inc. (a)	90,527	5,862,529
Envision Healthcare Corp. (a)	69,123	4,331,938
Express Scripts Holding Co. (a)	346,953	22,149,479
HCA Holdings, Inc. (a)	167,097	14,570,858
Henry Schein, Inc. (a)	45,739	8,371,152
Humana, Inc.	85,952	20,681,770
Laboratory Corp. of America Holdings (a)	59,775	9,213,718
McKesson Corp.	123,296	20,287,124
Patterson Cos., Inc.	47,484	2,229,374
Quest Diagnostics, Inc.	79,149	8,798,203
UnitedHealth Group, Inc.	563,839	104,547,027
Universal Health Services, Inc., Class B	52,271	6,381,244
Total Health Care Providers & Services		342,789,384

Health Care Technology | 0.1%
Cerner Corp. (a)	171,729	11,414,827
Total Health Care Technology		11,414,827

Hotels, Restaurants & Leisure | 1.7%
Carnival Corp.	245,198	16,077,633
Chipotle Mexican Grill, Inc. (a)	16,757	6,972,588
Darden Restaurants, Inc.	71,132	6,433,178
Hilton Worldwide Holdings, Inc.	119,155	7,369,737
Marriott International, Inc., Class A	183,043	18,361,043
McDonald’s Corp.	476,905	73,042,770
Royal Caribbean Cruises Ltd.	97,088	10,604,922
Starbucks Corp.	847,303	49,406,238
Wyndham Worldwide Corp.	60,914	6,116,375
Wynn Resorts Ltd.	46,264	6,204,927
Yum! Brands, Inc.	194,942	14,378,922
Total Hotels, Restaurants & Leisure		214,968,333

Household Durables | 0.5%
D.R. Horton, Inc.	199,014	6,879,914
Garmin Ltd.	67,037	3,420,898

78	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2017  |  (Unaudited) (Continued)

Common Stocks | 98.7% of net assets (Continued)

Household Durables | 0.5% (Continued)	Shares	Value
Leggett & Platt, Inc.	77,738	$4,083,577
Lennar Corp., Class A	118,127	6,298,532
Mohawk Industries, Inc. (a)	36,943	8,928,754
Newell Brands, Inc.	282,421	15,143,414
PulteGroup, Inc.	164,364	4,031,849
Whirlpool Corp.	43,002	8,240,043
Total Household Durables		57,026,981

Household Products | 1.7%
Church & Dwight Co., Inc.	147,531	7,653,908
Clorox Co.	75,437	10,051,226
Colgate-Palmolive Co.	516,676	38,301,192
Kimberly-Clark Corp.	207,510	26,791,616
Procter & Gamble Co.	1,496,640	130,432,176
Total Household Products		213,230,118

Independent Power & Renewable Electricity Producers | 0.1%
AES Corp.	388,222	4,313,146
NRG Energy, Inc.	185,657	3,197,014
Total Independent Power & Renewable Electricity Producers		7,510,160

Industrial Conglomerates | 2.6%
3M Co.	349,645	72,792,593
Danaher Corp.	357,332	30,155,247
General Electric Co.	5,093,617	137,578,595
Honeywell International, Inc.	446,112	59,462,268
Roper Technologies, Inc.	59,688	13,819,563
Total Industrial Conglomerates		313,808,266

Insurance | 2.7%
Aflac, Inc.	232,215	18,038,461
Allstate Corp.	213,614	18,892,022
American International Group, Inc.	514,431	32,162,226
Aon PLC	153,477	20,404,767
Arthur J Gallagher & Co.	105,008	6,011,708
Assurant, Inc.	31,301	3,245,601
Chubb Ltd.	273,509	39,762,739
Cincinnati Financial Corp.	87,398	6,331,985
Everest Re Group Ltd.	23,935	6,093,612
Hartford Financial Services Group, Inc.	212,637	11,178,327
Lincoln National Corp.	130,619	8,827,232
Loews Corp.	163,488	7,652,873
Marsh & McLennan Cos., Inc.	301,791	23,527,626
MetLife, Inc.	631,519	34,695,654
Principal Financial Group, Inc.	154,975	9,929,248
Progressive Corp.	340,425	15,009,338
Prudential Financial, Inc.	250,850	27,126,919
Torchmark Corp.	64,505	4,934,633
Travelers Cos., Inc.	163,796	20,725,108
Unum Group	134,379	6,266,093
Willis Towers Watson PLC	74,331	10,812,187
XL Group Ltd.	153,302	6,714,628
Total Insurance		338,342,987

Internet & Marketing Retail | 2.7%	Shares	Value
Amazon.com, Inc. (a)	232,102	$224,674,736
Expedia, Inc.	71,880	10,706,526
Netflix, Inc. (a)(c)	252,205	37,681,949
Priceline Group, Inc. (a)(c)	28,768	53,811,119
TripAdvisor, Inc. (a)(c)	62,850	2,400,870
Total Internet & Catalog Retail		329,275,200

Internet Software & Services | 4.5%
Akamai Technologies, Inc. (a)	102,106	5,085,900
Alphabet, Inc., Class A (a)	174,172	161,924,225
Alphabet, Inc., Class C (a)	174,536	158,606,099
eBay, Inc. (a)	588,662	20,556,077
Facebook, Inc., Class A (a)	1,382,933	208,795,224
VeriSign, Inc. (a)(c)	51,526	4,789,857
Total Internet Software & Services		559,757,382

IT Services | 3.8%
Accenture PLC, Class A	362,921	44,886,069
Alliance Data Systems Corp.	32,356	8,305,462
Automatic Data Processing, Inc.	261,932	26,837,553
Cognizant Technology Solutions Corp., Class A	348,344	23,130,042
CSRA, Inc.	80,926	2,569,401
DXC Technology Co.	167,064	12,817,150
Fidelity National Information Services, Inc.	193,540	16,528,316
Fiserv, Inc. (a)	123,977	15,167,346
Gartner, Inc. (a)	52,808	6,522,316
Global Payments, Inc. (c)	88,629	8,004,971
International Business Machines Corp.	500,170	76,941,151
Mastercard, Inc., Class A	548,803	66,652,124
Paychex, Inc.	187,288	10,664,179
PayPal Holdings, Inc. (a)	653,517	35,074,257
Total System Services, Inc.	95,404	5,557,283
Visa, Inc., Class A	1,080,207	101,301,812
Western Union Co.	278,703	5,309,292
Total IT Services		466,268,724

Leisure Products | 0.1%
Hasbro, Inc.	66,185	7,380,290
Mattel, Inc.	198,376	4,271,035
Total Leisure Products		11,651,325

Life Sciences Tools & Services | 0.7%
Agilent Technologies, Inc.	188,189	11,161,490
Illumina, Inc. (a)	85,692	14,869,276
Mettler-Toledo International, Inc. (a)	15,258	8,979,943
PerkinElmer, Inc.	65,522	4,464,669
Thermo Fisher Scientific, Inc.	228,859	39,929,030
Waters Corp. (a)	46,791	8,602,057
Total Life Sciences Tools & Services		88,006,465

The accompanying notes are an integral part of these financial statements.	Appendix	79

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2017  |  (Unaudited) (Continued)

Common Stocks | 98.7% of net assets (Continued)

Machinery | 1.6%	Shares	Value
Caterpillar, Inc.	344,496	$37,019,540
Cummins, Inc.	90,384	14,662,092
Deere & Co.	171,979	21,254,885
Dover Corp.	92,089	7,387,380
Flowserve Corp.	76,248	3,540,195
Fortive Corp.	177,788	11,262,870
Illinois Tool Works, Inc.	181,967	26,066,773
Ingersoll-Rand PLC	149,367	13,650,650
PACCAR, Inc.	205,216	13,552,465
Parker Hannifin Corp.	78,000	12,465,960
Pentair PLC	97,664	6,498,562
Snap-on, Inc.	34,277	5,415,766
Stanley Black & Decker, Inc.	89,513	12,597,164
Xylem, Inc.	104,012	5,765,385
Total Machinery		191,139,687

Media | 3.1%
CBS Corp., Class B	215,359	13,735,597
Charter Communications, Inc., Class A (a)	126,210	42,513,839
Comcast Corp., Class A	2,769,161	107,775,746
Discovery Communications, Inc., Class A (a)(c)	87,189	2,252,092
Discovery Communications, Inc., Class C (a)	122,201	3,080,687
DISH Network Corp., Class A (a)	132,510	8,316,328
IHS Markit Ltd. (a)	186,762	8,224,999
Interpublic Group of Cos., Inc.	227,431	5,594,803
News Corp., Class A	236,359	3,238,118
News Corp., Class B	53,983	763,859
Omnicom Group, Inc.	136,243	11,294,545
Scripps Networks Interactive, Inc., Class A	56,495	3,859,173
Time Warner, Inc.	454,055	45,591,663
Twenty-First Century Fox, Inc., Class A	604,492	17,131,303
Twenty-First Century Fox, Inc., Class B	294,904	8,218,974
Viacom, Inc., Class B	205,754	6,907,162
Walt Disney Co.	851,305	90,451,156
Total Media		378,950,044

Metals & Mining | 0.2%
Freeport-McMoRan, Inc. (a)	783,138	9,405,487
Newmont Mining Corp.	311,607	10,092,951
Nucor Corp.	186,896	10,815,672
Total Metals & Mining		30,314,110

Multi-Utilities | 1.2%
Alliant Energy Corp.	131,785	5,293,803
Ameren Corp.	143,037	7,819,833
CenterPoint Energy, Inc.	251,857	6,895,845
CMS Energy Corp.	161,532	7,470,855
Consolidated Edison, Inc.	178,992	14,466,133
Dominion Resources, Inc.	368,350	28,226,661
DTE Energy Co.	105,258	11,135,244
NiSource, Inc.	181,090	4,592,442
PG&E Corp.	298,844	19,834,276

Multi-Utilities | 1.2% (Continued)	Shares	Value
Public Service Enterprise Group, Inc.	296,616	$12,757,454
SCANA Corp.	83,884	5,621,067
Sempra Energy	146,910	16,564,103
WEC Energy Group, Inc.	184,908	11,349,653
Total Multi-Utilities		152,027,369

Multiline Retail | 0.4%
Dollar General Corp.	146,260	10,543,883
Dollar Tree, Inc. (a)	138,743	9,700,910
Kohl’s Corp.	104,567	4,043,606
Macy’s, Inc.	176,133	4,093,331
Nordstrom, Inc.	63,193	3,022,521
Target Corp.	321,402	16,806,111
Total Multiline Retail		48,210,362

Oil, Gas & Consumable Fuels | 5.1%
Anadarko Petroleum Corp.	192,764	14,838,875
Apache Corp.	143,426	10,661,214
Cabot Oil & Gas Corp.	157,019	6,920,801
Chesapeake Energy Corp. (a)(c)	196,223	2,287,661
Chevron Corp.	718,560	115,628,730
Cimarex Energy Co.	35,842	5,172,524
Concho Resources, Inc. (a)	148,442	10,519,272
ConocoPhillips	471,123	31,791,037
Devon Energy Corp.	83,199	9,803,089
EOG Resources, Inc.	146,596	30,555,388
EQT Corp. (c)	209,657	5,821,971
Exxon Mobil Corp.	57,830	200,111,748
Hess Corp.	1,589,368	6,919,220
Kinder Morgan, Inc.	91,496	21,501,122
Marathon Oil Corp.	698,588	5,961,628
Marathon Petroleum Corp.	256,956	15,864,520
Murphy Oil Corp.	203,444	2,532,987
Newfield Exploration Co. (a)(c)	62,282	3,325,779
Noble Energy, Inc.	62,278	7,506,151
Occidental Petroleum Corp.	161,290	26,760,453
ONEOK, Inc.	291,350	11,588,231
Phillips 66	79,368	21,209,902
Pioneer Natural Resources Co.	181,687	15,870,072
Range Resources Corp. (c)	56,555	2,631,023
Tesoro Corp.	64,264	8,337,327
Valero Energy Corp.	143,267	17,541,826
Williams Cos., Inc.	254,747	14,734,581
Total Oil, Gas & Consumable Fuels		626,397,132

Paper & Forest Products | 0.1%
International Paper Co.	240,926	13,638,821
Total Paper & Forest Products		13,638,821

Personal Products | 0.1%
Coty, Inc., Class A	274,000	5,140,240
Estee Lauder Cos., Inc., Class A	130,951	12,568,677
Total Personal Products		17,708,917

80	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2017  |  (Unaudited) (Continued)

Common Stocks | 98.7% of net assets (Continued)

Pharmaceuticals | 5.0%	Shares	Value
Allergan PLC	196,436	$47,751,627
Bristol-Myers Squibb Co.	963,549	53,688,951
Eli Lilly & Co.	568,084	46,753,313
Johnson & Johnson	1,576,225	208,518,805
Mallinckrodt PLC (a)	58,015	2,599,652
Merck & Co., Inc.	1,600,274	102,561,561
Mylan NV (a)	270,338	10,494,521
Perrigo Co. PLC	83,450	6,302,144
Pfizer, Inc.	3,490,930	117,260,339
Zoetis, Inc.	286,982	17,901,937
Total Pharmaceuticals		613,832,850

Professional Services | 0.2%
Equifax, Inc.	69,631	9,568,692
Nielsen Holdings PLC	196,435	7,594,177
Robert Half International, Inc.	74,783	3,584,349
Verisk Analytics, Inc. (a)(c)	89,554	7,555,671
Total Professional Services		28,302,889

Real Estate Investment Trusts (REITs) | 2.8%
Alexandria Real Estate Equities, Inc. (c)	53,370	6,429,484
American Tower Corp.	248,674	32,904,544
Apartment Investment & Management Co., Class A	91,141	3,916,329
AvalonBay Communities, Inc. (c)	80,708	15,509,656
Boston Properties, Inc.	89,806	11,047,934
Crown Castle International Corp. (c)	214,253	21,463,865
Digital Realty Trust, Inc.	93,768	10,591,096
Equinix, Inc.	45,593	19,566,692
Equity Residential	214,777	14,138,770
Essex Property Trust, Inc.	38,113	9,805,331
Extra Space Storage, Inc. (c)	72,429	5,649,462
Federal Realty Investment Trust	42,469	5,367,657
GGP, Inc. (c)	343,992	8,104,451
HCP, Inc.	275,244	8,796,798
Host Hotels & Resorts, Inc.	434,468	7,937,730
Kimco Realty Corp.	249,356	4,575,683
Macerich Co.	70,169	4,074,012
Mid-America Apartment Communities, Inc.	66,350	6,991,963
Prologis, Inc.	310,051	18,181,391
Public Storage	87,489	18,244,081
Realty Income Corp.	160,650	8,864,667
Regency Centers Corp.	86,603	5,424,812
Simon Property Group, Inc.	183,163	29,628,447
SL Green Realty Corp.	58,685	6,208,873
UDR, Inc. (c)	154,243	6,010,850
Ventas, Inc.	207,422	14,411,681
Vornado Realty Trust	101,338	9,515,638
Welltower, Inc.	214,095	16,025,011
Weyerhaeuser Co. (c)	437,856	14,668,176
Total Real Estate Investment Trusts (REITs)		344,055,084

Real Estate Management & Development | 0.1%	Shares	Value
CBRE Group, Inc., Class A (a)	174,809	$6,363,048
Total Real Estate Management & Development		6,363,048

Road & Rail | 0.9%
CSX Corp.	539,619	29,441,613
JB Hunt Transport Services, Inc.	50,885	4,649,871
Kansas City Southern	62,228	6,512,160
Norfolk Southern Corp.	169,438	20,620,604
Union Pacific Corp.	472,381	51,447,015
Total Road & Rail		112,671,263

Semiconductors & Semiconductor Equipment | 3.4%
Advanced Micro Devices, Inc. (a)(c)	453,592	5,660,828
Analog Devices, Inc.	214,758	16,708,172
Applied Materials, Inc.	628,640	25,969,118
Broadcom Ltd.	234,850	54,731,793
Intel Corp.	2,755,026	92,954,577
KLA-Tencor Corp.	91,720	8,393,297
Lam Research Corp.	94,656	13,387,198
Microchip Technology, Inc.	134,244	10,360,952
Micron Technology, Inc. (a)(c)	608,197	18,160,762
NVIDIA Corp.	348,080	50,318,445
Qorvo, Inc. (a)(c)	73,781	4,671,813
QUALCOMM, Inc.	864,295	47,726,370
Skyworks Solutions, Inc.	107,948	10,357,611
Texas Instruments, Inc.	583,231	44,867,961
Xilinx, Inc.	145,689	9,370,717
Total Semiconductors & Semiconductor Equipment		413,639,614

Software | 4.8%
Activision Blizzard, Inc.	405,422	23,340,145
Adobe Systems, Inc. (a)	289,353	40,926,088
ANSYS, Inc. (a)(c)	49,472	6,019,753
Autodesk, Inc. (a)	113,391	11,432,081
CA, Inc.	183,640	6,330,071
Citrix Systems, Inc. (a)	88,964	7,079,755
Electronic Arts, Inc. (a)	181,209	19,157,416
Intuit, Inc.	142,332	18,903,113
Microsoft Corp.	4,516,552	311,325,929
Oracle Corp.	1,756,823	88,087,105
Red Hat, Inc. (a)	105,055	10,059,016
salesforce.com, Inc. (a)	390,888	33,850,901
Symantec Corp.	355,553	10,044,372
Synopsys, Inc. (a)	87,886	6,409,526
Total Software		592,965,271

Specialty Retail | 2.2%
Advance Auto Parts, Inc. (c)	42,609	4,967,783
AutoNation, Inc. (a)(c)	41,821	1,763,173
AutoZone, Inc. (a)(c)	16,498	9,411,449
Bed Bath & Beyond, Inc.	82,376	2,504,230

The accompanying notes are an integral part of these financial statements.	Appendix	81

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2017  |  (Unaudited) (Continued)

Common Stocks | 98.7% of net assets (Continued)

Specialty Retail | 2.2% (Continued)	Shares	Value
Best Buy Co., Inc.	153,821	$8,818,558
CarMax, Inc. (a)(c)	110,295	6,955,203
Foot Locker, Inc.	76,660	3,777,805
Gap, Inc.	129,253	2,842,274
Home Depot, Inc.	699,520	107,306,368
L Brands, Inc.	142,660	7,687,947
Lowe’s Cos., Inc.	501,878	38,910,601
O’Reilly Automotive, Inc. (a)	53,204	11,637,843
Ross Stores, Inc.	230,260	13,292,910
Signet Jewelers Ltd.	42,346	2,677,961
Staples, Inc.	384,957	3,876,517
Tiffany & Co.	61,753	5,796,754
TJX Cos., Inc.	377,089	27,214,513
Tractor Supply Co.	76,121	4,126,520
Ulta Salon Cosmetics & Fragrance, Inc. (a)	33,808	9,714,391
Total Specialty Retail		273,282,800

Technology Hardware, Storage & Peripherals | 4.1%
Apple, Inc.	3,048,322	439,019,334
Hewlett Packard Enterprise Co.	973,613	16,152,240
HP, Inc.	985,005	17,217,887
NetApp, Inc.	156,153	6,253,928
Seagate Technology PLC	175,866	6,814,808
Western Digital Corp.	170,447	15,101,604
Xerox Corp.	127,600	3,665,948
Total Technology Hardware, Storage & Peripherals		504,225,749

Textiles, Apparel & Luxury Goods | 0.7%
Coach, Inc.	163,808	7,754,671
Hanesbrands, Inc.	221,534	5,130,727
Michael Kors Holdings Ltd. (a)	90,090	3,265,762
NIKE, Inc., Class B	774,061	45,669,599
PVH Corp.	46,942	5,374,859
Ralph Lauren Corp.	31,377	2,315,623
Under Armour, Inc., Class A (a)(c)	103,468	2,251,464
Under Armour, Inc., Class C (a)(c)	105,511	2,127,102
VF Corp.	190,515	10,973,664
Total Textiles, Apparel & Luxury Goods		84,863,471

Thrifts & Mortgage Finance | 0.0%
People’s United Financial, Inc.	193,280	3,413,325
Total Thrifts & Mortgage Finance		3,413,325

Tobacco | 1.8%	Shares	Value
Altria Group, Inc.	1,130,431	$84,183,196
Philip Morris International, Inc.	908,631	106,718,711
Reynolds American, Inc.	484,543	31,514,677
Total Tobacco		222,416,584

Trading Companies & Distributors | 0.2%
Fastenal Co.	168,859	7,350,432
United Rentals, Inc. (a)	48,462	5,462,152
W.W. Grainger, Inc.	31,463	5,680,016
Total Trading Companies & Distributors		18,492,600

Water Utilities | 0.1%
American Water Works Co., Inc.	104,989	8,183,893
Total Water Utilities		8,183,893
Total Long-Term Investments (Cost—$8,048,340,677)		12,152,066,400
Short-Term Securities | 2.1% of net assets
BlackRock Cash Funds:
Institutional, SL Agency Shares, 1.29% (b)(d)(e)	82,481,908	82,506,653
BlackRock Cash Funds:
Treasury, SL Agency Shares, 0.93% (b)(d)	178,534,143	178,534,143
Total Short-Term Securities (Cost $261,034,596)		261,040,796

Total Investments (Cost $8,309,375,273) | 100.8%		12,413,107,196

Liabilities in Excess of Other Assets | (0.8%)		(102,574,688)

Net Assets | 100.0%		$12,310,532,508

82	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2017  |  (Unaudited) (Continued)

(a)	Non-income producing security.
(b)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Shares Purchased		Shares Sold	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Inc	60,705	10,222		—	70,927	$29,960,274	$335,460		$—	$2,909,579
BlackRock Cash Funds: Institutional, SL Agency Shares	67,939,998	14,541,910	[1]	—	82,481,908	$82,506,653	$136,620	[2]	$2,754	$(1,474)
BlackRock Cash Funds: Treasury, SL Agency Shares	485,190,196	—		(306,656,053)[3]	178,534,143	$178,534,143	$758,597		$—	$—
PNC Financial Services Group, Inc	242,967	40,132		—	283,099	$35,350,572	$283,147		$—	$2,037,570

Total						$326,351,642	$1,513,824		$2,754	$4,945,675

[1]	Represents net shares purchased.
[2]	Represents all or portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and collateral investment expenses, and other payments to and from borrowers of securities.
[3]	Represents net shares sold.

(c)	Security, or a portion of security, is on loan.
(d)	Current yield as of period end.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End—Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
1,556	S&P 500 E-Mini Index	September 2017	$188,346,020	$ (879,508)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities—Derivative Financial Instruments		Commodity Contracts	Credit Contract	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	$879,508	—	—	—	$879,508

[1]	Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contract	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Realized Gain (Loss) From:
Futures contracts	—	—	$15,019,921	—	—	—	$15,019,921
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$713,998	—	—	—	$713,998
Average Quarterly Balances on Oustanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts—long							$130,858,570

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.	Appendix	83

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2017  |  (Unaudited) (Continued)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$12,152,066,400	—	—	$12,152,066,400
Short-Term Securities:
Money Market Funds	261,040,796	—	—	261,040,796

Total	$12,413,107,196	—	—	$12,413,107,196

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(879,508)			$(879,508)

[1]	See above Schedule of Investments for values in each industry.
[2]	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2017, there were no transfers between levels.

84	Appendix	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

S&P 500 Index Master Portfolio  |  June 30, 2017  |  (Unaudited)

Assets
Investments at value—unaffiliated (including securities loaned of $79,834,510) (cost—$8,008,416,639)	$12,086,755,554
Investments at value—affiliated (cost—$300,958,634)	326,351,642
Cash	20,027
Cash pledged for futures contracts	6,901,800
Receivables:
Dividends—unaffiliated	11,954,753
Dividends—affiliated	169,002
Contributions from investors	94,796
Variation margin on futures contracts	63,821
Securities lending income—affiliated	28,093

Total Assets	12,432,339,488

Liabilities

Collateral on securities loaned at value	82,497,109
Payables:
Withdrawals to investors	33,621,679
Investments purchased	5,256,870
Investment advisory fees	368,179
Trustees’ fees	45,668
Professional fees	17,475

Total Liabilities	121,806,980

Net Assets	$12,310,532,508
Net Assets Consist of:

Investors’ capital	$8,207,680,093
Net unrealized appreciation (depreciation)	4,102,852,415
Net Assets	$12,310,532,508

The accompanying notes are an integral part of these financial statements.	Appendix	85

Statement of Operations

S&P 500 Index Master Portfolio  |  Six Months Ended June 30, 2017  |  (Unaudited)

Investment Income
Dividends—unaffiliated	$105,867,844
Dividends—affiliated	1,377,204
Securities lending—affiliated—net	136,620
Foreign taxes withheld	(405,500)

Total investment income	106,976,168

Expenses

Investment advisory	2,243,918
Officer and Trustees	113,637
Professional	23,495

Total expenses	2,381,050

Less fees waived by the Manager	(224,159)

Total expenses after fees waived	2,156,891

Net investment income	104,819,277

Realized and Unrealized Gain (Loss)

Net realized gain from:
Investments—unaffiliated	8,715,488
Investments—affiliated	2,754
Futures contracts	15,019,921

Net realized Gain	23,738,163

Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	838,727,868
Investments—affiliated	4,945,675
Futures contracts	713,998

Net Change In Unrealized Appreciation (Depreciation)	844,387,541

Net Realized And Unrealized Gain	868,125,704

Net Increase In Net Assets Resulting From Operations	$972,944,981

86	Appendix	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase (Decrease) In Net Assets

Operations

Net investment income	$104,819,277	$173,503,239
Net realized gain	23,738,163	66,081,560
Net change in unrealized appreciation (depreciation)	844,387,541	738,386,897

Net increase in net assets resulting from operations	972,944,981	977,971,696

Capital Transactions

Proceeds from contributions	4,890,868,545	4,303,951,279
Value of withdrawals	(3,345,040,020)	(2,700,021,283)

Net increase (decrease) in net assets derived from capital transactions	1,545,828,525	1,603,929,996

Net Assets

Total increase in net assets	2,518,773,506	2,581,901,692
Beginning of period	9,791,759,002	7,209,857,310

End of period	$12,310,532,508	$9,791,759,002

The accompanying notes are an integral part of these financial statements.	Appendix	87

Financial Highlights

S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31,
		2016	2015	2014	2013	2012
Total Return	9.31%[1]	11.92%	1.35%	13.63%	32.33%	15.98%

Ratio to Average Net Assets

Total expenses	0.04%[2]	0.04%	0.05%	0.05%	0.05%	0.06%

Total expenses after fees waived	0.04%[2]	0.04%	0.04%	0.05%	0.05%	0.05%

Net investment income	1.87%[2]	2.11%	2.00%	1.98%	2.08%	2.22%
Supplemental Data
Net assets, end of year (000)	$12,310,533	$9,791,759	$7,209,857	$5,748,578	$5,271,130	$1,717,932

Portfolio turnover rate	5%	4%	2%	3%	2%	10%

[1]	Aggregate total return.

[2]	Annualized.

88	Appendix	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

S&P 500 Index Master Portfolio  |  (Unaudited)

1. Organization

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Master Portfolio had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Master Portfolio no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Notes to Financial Statements	Appendix	89

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  |  (Unaudited) (Continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1—Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•	Level 2—Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Porfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is

90	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  |  (Unaudited) (Continued)

determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Capital, Inc	$264,471	$(264,350)	122
BNP Paribas S.A.	11,448,346	(11,448,346)	—
Citigroup Global Markets, Inc	10,116,681	(10,116,681)	—
Credit Suisse Securities (USA) LLC	8,363,072	(8,363,072)	—
Deutsche Bank Securities, Inc	665,355	(665,355)	—
Goldman Sachs & Co	18,543,175	(18,543,175)	—
HSBC Bank PLC	1,721,167	(1,721,167)	—
Jefferies LLC	6,197,387	(6,197,387)	—
JP Morgan Securities LLC	11,125,218	(11,125,218)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc	2,052,640	(2,052,640)	—
Nomura Securities International Inc	81,351	(81,351)	—
State Street Bank & Trust Co	5,976,420	(5,976,420)	—
UBS AG	2,625,577	(2,625,577)	—
UBS Securities LLC	653,650	(653,650)	—

Total	$79,834,510	$(79,834,388)	122

[1]	Cash collateral with a value of $82,497,109 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.
[2]	The market value of the loaned securities is determined as of June 30, 2017. Additional collateral is delivered to the Fund on the next business day in accordance with MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Notes to Financial Statements	Appendix	91

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  |  (Unaudited) (Continued)

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in the value of equity securities (equity risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Investment Advisory and Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with the Manager, the Master Portfolio’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Waivers: With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended June 30, 2017, the amount waived was $87,027.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective April 28, 2017, the waiver became contractual through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of MIP or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2017, the Master Portfolio did not waive such amount in investment advisory fees pursuant to these arrangements.

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”). The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period,

92	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  |  (Unaudited) (Continued)

in the event that the money market fund’s weekly liquid assets fall below certain threshold.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated – net in the Statement of Operations. For the six months ended June 30, 2017, the Master Portfolio paid BTC $54,529 in total for securities lending agent services and collateral investment fees.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2017, the Master Portfolio did not participate in the Interfund Lending Program.

Officers and Trustees: The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2018. For the six months ended June 30, 2017, the amount waived was $137,132.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$187,938,085	$26,842,772	$(16,206,168)

7. Purchases and Sales

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were $2,256,332,637 and $557,265,104, respectively.

8. Income Tax Information

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

Notes to Financial Statements	Appendix	93

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  |  (Unaudited) (Continued)

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$8,006,863,350
Gross unrealized appreciation	$4,564,850,547
Gross unrealized depreciation	(158,606,701)
Net unrealized appreciation	$4,406,243,846

9. Bank Borrowings

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2017, the Master Portfolio did not borrow under the credit agreement.

10. Principal Risks

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers of securities owned by the Master Portfolio. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency).

94	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  |  (Unaudited) (Continued)

Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts.

While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Notes to Financial Statements	Appendix	95

Disclosure of Investment Advisory Agreement

S&P 500 Index Master Portfolio

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio and its interest holders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance of an affiliated feeder fund that invests all of its investable assets in the Master Portfolio (the “representative feeder fund”) for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio for services; (c) Master Portfolio operating expenses and how BlackRock allocates expenses to the Master Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Master Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on fees and expenses of the Master Portfolio and the representative feeder fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the representative feeder fund as compared with a peer group of funds as

96	Appendix

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio (Continued)

determined by Broadridge1, as well as the performance of the representative feeder fund as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Master Portfolio to BlackRock.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio; (d) the representative feeder fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Master Portfolio. Throughout the year, the Board compared the representative feeder fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the performance of the Master Portfolio and the representative feeder fund and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio. BlackRock and its affiliates provide the Master Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the

Appendix	97

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio (Continued)

Master Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio. The Board noted that the representative feeder fund’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the representative feeder fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the representative feeder fund as compared to other funds in its applicable Broadridge category and the performance of the representative feeder fund as compared with its benchmark. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the representative feeder fund, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the past five one-year periods reported, the representative feeder fund’s net performance was within the tolerance range of its benchmark for four of the five periods. BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the representative feeder fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio

The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the representative feeder fund’s Broadridge category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the representative feeder fund’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the representative feeder fund’s Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

98	Appendix

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio (Continued)

In addition, the Board considered the cost of the services provided to the Master Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Master Portfolio, to the Master Portfolio. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Master Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the representative feeder fund’s total expense ratio ranked in the first and second quartiles, respectively, relative to the representative feeder fund’s Expense Peers. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s independent registered public accounting firm.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio to more fully participate in these economies of scale. The Board considered the Master Portfolio’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its interest holders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

Appendix	99

Officers and Trustees

S&P 500 Index Master Portfolio

Rodney D. Johnson, Chair of the Board and Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

100	Appendix

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This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2.	Code of Ethics.

Not required in this filing.

Item 3.	Audit Committee Financial Expert.

Not required in this filing.

Item 4.	Principal Accountant Fees and Services.

Not required in this filing.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	Disclosure Controls and Procedures. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Stephen J. Kaszynski
Stephen J. Kaszynski
President, Chief Executive Officer and Director

Date:	September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen J. Kaszynski
Stephen J. Kaszynski
President, Chief Executive Officer and Director

Date:	September 8, 2017

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date:	September 8, 2017